UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07751

Nuveen Multistate Trust IV

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kathleen L. Prudhomme

Vice President and Secretary

901 Marquette Avenue

Minneapolis, Minnesota 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds
Nuveen Municipal
Bond Funds

It's not what you earn, it's what you keep.®
Annual Report May 31, 2017

Class / Ticker Symbol
Fund Name	Class A	Class C	Class C2	Class I
Nuveen Kansas Municipal Bond Fund	FKSTX	FAFOX	FCKSX	FRKSX
Nuveen Kentucky Municipal Bond Fund	FKYTX	FKCCX	FKYCX	FKYRX
Nuveen Michigan Municipal Bond Fund	FMITX	FAFNX	FLMCX	NMMIX
Nuveen Missouri Municipal Bond Fund	FMOTX	FAFPX	FMOCX	FMMRX
Nuveen Ohio Municipal Bond Fund	FOHTX	FAFMX	FOHCX	NXOHX
Nuveen Wisconsin Municipal Bond Fund	FWIAX	FWCCX	FWICX	FWIRX

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Table
of Contents

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Chairman’s Letter
to Shareholders
Dear Shareholders,
Whether politics or the economy will prevail over the financial markets this year has been a much-analyzed question. After the U.S. presidential election, stocks rallied to new all-time highs, bonds tumbled, and business and consumer sentiment grew pointedly optimistic. But, to what extent the White House can translate rhetoric into stronger economic and corporate earnings growth remains to be seen. Stock prices have experienced upward momentum driven by positive economic news and earnings growth, inflation is ticking higher and interest rates are higher amid the Federal Reserve (Fed) rate hikes.
At the year’s halfway point, the political landscape and its implications for the economy continue to be reevaluated. The lack of success in reforming health care policy has cast doubts on the president’s ability to move his agenda of pro-growth legislation forward. Additionally, Brexit negotiations in the U.K. face new uncertainties in light of the reshuffling of Parliament following the June snap election.
Nevertheless, there is a case for optimism. The jobs recovery, firming wages, the housing market and confidence measures are supportive of continued expansion in the economy. The Fed enacted a series of interest rate hikes in December 2016, March 2017 and June 2017, a vote of confidence that its employment and inflation targets are generally on track. Economies outside the U.S. have strengthened in recent months, possibly heralding the beginnings of a global synchronized recovery. Furthermore, the populist/nationalist undercurrent that helped deliver President Trump’s win and triggered the U.K.’s Brexit remained in the minority during both March’s Dutch general election and May’s French presidential election, easing the political uncertainty surrounding Germany’s elections later this year.
In the meantime, the markets will be focused on economic sentiment surveys along with “hard” data such as consumer and business spending to gauge the economy’s progress. With the Fed now signaling its intention to begin shrinking its balance sheet in addition to raising interest rates, policy moves that are more aggressive than expected could spook the markets and potentially stifle economic growth. On the political economic front, President Trump’s other signature platform plank, protectionism, is arguably anti-growth. We expect some churning in the markets as these issues sort themselves out.
Market volatility readings have been remarkably low of late, but conditions can change quickly. As market conditions evolve, Nuveen remains committed to rigorously assessing opportunities and risks. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
July 24, 2017

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Portfolio Managers’
Comments
Nuveen Kansas Municipal Bond Fund
Nuveen Kentucky Municipal Bond Fund
Nuveen Michigan Municipal Bond Fund
Nuveen Missouri Municipal Bond Fund
Nuveen Ohio Municipal Bond Fund
Nuveen Wisconsin Municipal Bond Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio managers Daniel J. Close, CFA, Steven M. Hlavin and Christopher L. Drahn, CFA, review economic and municipal market conditions, key investment strategies and the performance of the Nuveen Kansas Municipal Bond Fund, Nuveen Kentucky Municipal Bond Fund, Nuveen Michigan Municipal Bond Fund, Nuveen Missouri Municipal Bond Fund, Nuveen Ohio Municipal Bond Fund and Nuveen Wisconsin Municipal Bond Fund. Dan has managed the Kentucky, Michigan and Ohio Funds since 2007, Steve has managed the Kansas and Wisconsin Funds since 2011 and Chris has managed the Missouri Fund since 2011.
What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended May 31, 2017?
During the twelve-month reporting period, the U.S. economy continued to grow moderately, now ranking the current expansion as the third-longest since World War II, according to the National Bureau of Economic Research. The second half of 2016 saw a short-term boost in economic activity, driven by a one-time jump in exports during the third quarter, but the economy resumed a below-trend pace thereafter. The Bureau of Economic Analysis reported an annual growth rate of 1.2% for the U.S. economy in the first quarter of 2017, as measured by the “second” estimate of real gross domestic product (GDP), which is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. By comparison, the annual GDP growth rate in the fourth quarter of 2016 was 2.1%.
Despite the slowdown in early 2017, other data pointed to positive momentum. The labor market continued to tighten, inflation ticked higher, and consumer and business confidence surveys reflected optimism about the economy’s prospects. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.3% in May 2017 from 4.7% in May 2016 and job gains averaged around 181,000 per month for the past twelve months. Higher oil prices helped drive a steady increase in inflation over this reporting period. The Consumer Price Index (CPI) increased 1.9% over the twelve-month reporting period ended May 31, 2017 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 1.7% during the same period, slightly below the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%. The housing market also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.5% annual gain in April 2017 (most recent data avail

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
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Portfolio Managers’ Comments (continued)
able at the time this report was prepared) (effective July 26, 2016, the S&P/Case-Shiller U.S. National Home Price Index was renamed the S&P CoreLogic Case-Shiller U.S. National Home Price Index). The 10-City and 20-City Composites reported year-over-year increases of 4.9% and 5.7%, respectively.
The Fed’s policy making committee raised its main benchmark interest rate in December 2016, March 2017 and June 2017 (subsequent to the close of this reporting period). These moves were widely expected by the markets and, while the Fed acknowledged in its June 2017 statement that inflation has remained unexpectedly low, an additional increase is anticipated later in 2017 as the Fed seeks to gradually “normalize” interest rates. Also after the June 2017 meeting, the Fed revealed its plan to begin shrinking its balance sheets by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The timing of this is less certain, however, as it depends on whether the economy performs in line with the Fed’s expectations.
Politics also dominated the headlines in this reporting period with two major electoral surprises: the U.K.’s vote to leave the European Union and Donald Trump’s win in the U.S. presidential race. Market volatility increased as markets digested the initial shocks, but generally recovered and, in the case of the “Trump rally,” U.S. equities saw significant gains. Investors also closely watched elections across Europe. To the markets’ relief, more mainstream candidates were elected in the Dutch and French elections in the spring of 2017. However, Britain’s June 2017 snap election unexpectedly overturned the Conservative Party’s majority in Parliament, which increased uncertainties about the Brexit negotiation process.
For the municipal bond market, performance was defined by a major sell-off in municipal bonds following the presidential election and the market’s subsequent recovery in the first half of 2017. Prior to the election, municipal bond mutual funds had been drawing steady inflows from September 2015 to October 2016, which kept demand outpacing supply and supported prices. However, beginning in mid-October, demand began to soften in anticipation of a Fed rate hike. Municipal bond prices continued to fall in November after President Trump’s win triggered rising inflation and interest rate expectations as well as speculation on tax code changes, and in December 2016 due to tax-loss selling. A sharp rise in interest rates after the election fueled a reversal in municipal bond fund flow. Municipal bond funds experienced large outflows in the fourth quarter of 2016, especially in the high yield municipal segment, which drove mutual fund managers to sell positions to help meet investor redemptions. At the same time, new issuance spiked in October 2016, further contributing to excess supply and exacerbating falling prices and credit spread widening.
However, stabilizing market conditions in December 2016 gave way to a rally in the first quarter of 2017. Concerns that the new administration’s fiscal, tax and health care policy agenda could have a potentially negative impact on municipal bonds eased somewhat. By the end of the reporting period, interest rates reached a higher level than where they began.
In the reporting period overall, municipal bond issuance nationwide totaled $421.0 billion, an 8.1% gain from the issuance for the twelve-month period ended May 31, 2016. Gross issuance remains robust as issuers continue to actively and aggressively refund their outstanding debt given the low interest rate environment. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40%-60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. In fact, the total municipal bonds outstanding has actually declined in each of the past four calendar years. So, the gross is surging, but the net is not and this was an overall positive technical factor on municipal bond investment performance in recent years. However, as interest rates moved higher, the pace of refunding deals began to moderate.
Although the municipal bond market experienced widening credit spreads over a short period after the election, the trend was more attributable to technical conditions than a change in the fundamental backdrop. Despite the U.S. economy’s rather sluggish recovery, improving state and local balance sheets have contributed to generally good credit fundamentals. Higher tax revenue growth, better expense management and a more cautious approach to new debt issuance have led to credit upgrades and stable credit outlooks for many state and local issuers. While some pockets of weakness continued to grab headlines, including Illinois, New Jersey and Puerto Rico, their problems were largely contained, with minimal spillover into the broader municipal market.
What were the U.S. economic and municipal market environments in Kansas, Kentucky, Michigan, Missouri, Ohio and Wisconsin during the twelve-month reporting period ended May 31, 2017?
Kansas’ economic growth continues to lag national economic growth. For 2016, the state’s GDP grew a minimal 0.2%, significantly trailing national GDP growth of 1.5% and ranking as the 42nd slowest among all states. As of May 2017, Kansas’ unemployment rate of 3.7% remained below the national unemployment rate of 4.3% and was a slight improvement from the previous year’s rate of 3.8% though this is partially due to contraction of the labor force. On the fiscal front, Kansas continues to deal with a significant number of
6      NUVEEN

issues following Governor Brownback’s aggressive income tax cuts that began in Fiscal Year 2013. Since implementation, income tax revenue collections declined greater than anticipated and in total have fallen nearly $1 billion. Facing a significant $889 million budget shortfall, the legislature recently approved a bill that would raise $1.2 billion in income tax revenues for Fiscal Years 2018 and 2019. The legislature also passed a bill that would increase funding for public schools by $293 million over the two years, which was in response to a Kansas Supreme Court decision requiring the State to increase funding for public schools. On June 6, 2017, Governor Brownback vetoed both bills. The Senate and House gained enough votes to override the Governor’s veto. On August 16, 2016, Moody’s affirmed the Aa2 rating and negative outlook on the State of Kansas. The negative outlook is due to the state’s ongoing difficulties in regaining structural budget balance. On February 8, 2017, S&P affirmed the AA- rating and assigned a negative outlook citing continued recent weak economic trends and structural budget pressures. For the twelve months ending May 31, 2017, municipal issuance in Kansas totaled $3.3 billion, representing a 26% decrease from the twelve months ended May 31, 2016.
Kentucky’s economy continues to improve, but remained a below average performer last year. In 2016, the Commonwealth’s economy posted growth of just 1.3%, below the national growth rate of 1.5%, ranking Kentucky about middle of the pack of GDP growth by state. As of May 2017, the jobless rate was 5.0%. Manufacturing accounts for an above average 13.2% of the state’s jobs, compared with 8.7% nationally. Auto manufacturing in the state has continued to do well, helped out by the strong demand for cars and trucks in the past couple of years. Additionally, the shipping industry has ramped up in the state from both UPS (the state’s second largest employer) and Amazon, with Amazon investing in a $1.5 billion new shipping facility in Hebron expected to create 2,700 jobs. Mining employment has continued to see large declines in recent years. Despite improvements in the job market, the state continues to lag the nation in terms of income metrics, educational attainment and population growth. Pension contributions are budgeted to make up 13.8% and 13.2% of Fiscal Year 2017 and 2018 spending. The State has relied largely on budgetary cuts in the current biennium (2017 & 2018) that includes cuts to agencies by 9%, public colleges and universities by 4.5% and a draw on reserves. Pension underfunding is a significant concern for the state. The combined unfunded pension liability is estimated at $26.5 billion. Though the state does not have any outstanding general obligation debt, as of May 2017 the state’s implied general obligation rating and outlook was Aa2 (stable) by Moody’s and A+ (negative) by S&P. The state typically issues annual appropriation debt, which is rated a notch lower at Aa3 and A, by Moody’s and S&P. For the twelve months ending May 2017, Kentucky issued $5.1 billion in municipal bonds, a gross issuance increase of 8.7% to the prior twelve months ended May 2016.
Michigan’s economic growth has outpaced many of its Great Lakes region neighbors in recent years, driven by employment growth, continued diversification and multiple years of strong domestic auto sales. Strong domestic auto sales have bolstered growth in Michigan over the economic recovery, but will be less of a positive factor over the next few years. To a large extent, the Michigan economy remains tied to events in the auto industry, as the “Big Three” (General Motors, Ford and Chrysler) continued to rank among the state’s five largest employers. Overall, Michigan remained heavily reliant on manufacturing, which represented 13.8% of employment in the state, compared with 8.7% nationally. As of May 2017, Michigan’s unemployment rate was 4.2%, nearly the lowest level in the last fifteen years. Favorably, the state’s labor force participation rate has remained stable as unemployment has improved, indicating a real improvement in job growth. Following the peak in housing prices in mid-2006, home prices in Michigan declined dramatically and the inventory of foreclosed homes remained elevated in many of the state’s hardest-hit metropolitan areas, including Detroit, Warren and Flint. Improvement in the state economy has brought slow, steady improvement in the housing market. According to the S&P CoreLogic Case-Shiller Index of 20 major metropolitan areas, housing prices in Detroit rose 7.4% over the twelve months ended April 2017 (most recent data available at the time this report was prepared), well above the national average increase of 5.5%. On the fiscal front, as revenues improved, the state has demonstrated a commitment to rebuilding reserves and maintaining structurally balanced operations. The state’s previously depleted budget stabilization/rainy day reserve fund is now on pace to reach $1 billion by the end of Fiscal Year 2018. The state’s improved financial and cash position has eliminated the need for cash flow borrowing, which the state hasn’t had to resort to since 2011. Strong income and sales tax revenue growth have helped make this possible, though the pace of revenue growth is now projected to slow over the next year. Revenue growth is projected to slow over the next two years. This slowdown and a recently quantified gap in infrastructure spending have the potential to pose future budgetary pressure. Michigan’s infrastructure investment has fallen behind other states and a recent state commission identified an annual investment gap of approximately $4 billion. Increased funding for roads and transit programs is included in the governor’s proposed $56.3 billion budget for Fiscal Year 2018, which overall represents a 2.5% increase over the prior year. As of June 2017, Moody’s and S&P rated Michigan general obligation (GO) debt at Aa1 and AA-, respectively. During the twelve months ended May 31, 2017, municipal issuance in Michigan totaled $10.9 billion, a gross issuance decrease of 0.6% from the twelve months ended May 31, 2016.
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Portfolio Managers’ Comments (continued)
Missouri’s economic recovery continues to lag national economic growth. For 2016, national GDP grew 1.5% and outpaced Missouri’s GDP growth rate of 1.1%. Missouri's growth ranked 29th nationally. As of May 2017, Missouri's unemployment rate of 4.2% remains below the national unemployment rate of 4.3%. The state saw growth in the following sectors: manufacturing, trade/transportation/utilities, financial activities, professional and business services, and education and health services, and leisure and hospitality. Missouri’s state exports increased by 2.1% in 2016 attributable to civilian aircraft and trade increasing with Canada and Mexico. The Missouri Constitution requires that the state pass a balanced budget. Due to income tax collections running slightly behind estimates, the Fiscal Year 2018 budget includes a 6.6% cut to Missouri colleges and universities. Moody’s, S&P and Fitch rate Missouri general obligation debt at Aaa/AAA/AAA and all have stable outlooks. For the twelve months ended May 31, 2017, municipal issuance in Missouri totaled $4.3 billion, representing a 21.9% decrease from the twelve months ended May 31, 2016.
Ohio’s economy has been growing at a moderate rate, but slowed to 1.9% in the fourth quarter of 2016 and 1.6% for all of 2016. The state’s unemployment rate edged up to 4.9%, which is higher than the 4.3% rate for the U.S. as of May 2017. Manufacturing is the largest of Ohio’s major employment sectors as the state continues to be a leading producer of steel and autos. Weaker demand for autos and for industrial machinery and metals has led to declines in manufacturing employment this past year and likely in 2017 as well. Offsetting the decline in manufacturing employment is the growth in technical, scientific and professional services positions. Cincinnati and Columbus have become attractive locations for the high-tech industry, venture capital firms and health care startups. The state has experienced a small boom in oil and gas production, due largely to hydraulic fracturing in the Utica shale field in the Appalachian Basin. The count of active rotary rigs has increased since the latter half of 2016, thanks to rising natural gas prices. According to the S&P CoreLogic Case-Shiller Index, housing prices in Cleveland rose 3.4% over the twelve months ended April 2017 (most recent data available at the time this report was prepared), compared with a 5.5% price increase nationally. On the fiscal front, Ohio’s revenues have softened along with its economic growth. Fiscal year-to-date (through January 2017) General Fund tax receipts are down 1.3% compared to the prior year-to-date collections. Governor Kasich’s proposed Fiscal Year 2018-2019 biennial budget continues to reduce the state’s reliance on income tax revenue with a 17% income-tax cut over the next two years. The reduction is offset by raising the taxes on liquor, tobacco and gas drilling, as well as expanding the state’s sales tax from 5.75% to 6.25%. Ohio has prioritized and rebuilt its Budget Stabilization Fund since the recession. The state raised the statutory target to 8.5% (from 5%) of total general fund revenues. The current Budget Stabilization Fund balance of $2 billion is 9% of general fund revenues. As of February 2017, Moody’s and S&P rated Ohio GO debt at Aa1 and AA+, respectively, with stable outlooks. For the twelve months ended May 31, 2017, municipal issuance in Ohio totaled $10.7 billion, a gross issuance increase of 5.1% compared with the twelve months ended May 31, 2016.
Wisconsin’s economy has seen six consecutive years of growth and is considered moderately strong, though several metrics fell slightly behind the U.S. last year. In 2016 the state’s economy expanded at a rate of 2.6%, below the national growth rate of 3.0%, ranking Wisconsin 27th in terms of GDP growth by state. The state’s employment growth is no longer outpacing the Midwest and slightly underperforming the U.S. Though the state’s economy has diversified, manufacturing still accounts for an elevated 16.2% of employment in the state, compared to the national average of 8.7%. Wisconsin’s unemployment rate typically trends below the nation, as of May 2017 was 3.1% well below the national rate of 4.3%. As of 2016, the most recent data available, the state ranked 25th with per capita personal income at 95.4% of the nation. Wisconsin’s two-year budget for Fiscal 2016 and 2017 was balanced based on aggressive revenue growth assumptions which were subsequently revised down, forcing mid-year expenditure cuts. The governor’s proposed budget for the next biennium (2018-2019) forecasts revenue growth exceeding 3% each year, driven by income and sales tax revenue growth. Spending growth is set to exceed revenues, so mid-year adjustments may again be necessary, but the state has historically been able to successfully implement mid-year cuts. The state’s Rainy Day or Budget Stabilization fund has maintained a balance of about $280 million since 2013. This is equivalent to less than 2% of appropriations, but the highest amount ever in the fund’s history. The governor’s proposal for the next two-year budget cycle for Fiscal Years 2018 and 2019, plans to add another $20 million to the reserve fund. Wisconsin’s debt levels remain above average. Wisconsin is ranked 15th among states with tax supported debt per capita at $1,739, above the national median of $1,006. Debt as a percentage of personal income is 3.8%, also above the national median of 2.5%. Wisconsin’s high debt ratios are partially attributed to its issuance of $1.8 billion in 2003 to fund the State’s pension liability. As a result, the state has no unfunded pension liability. Wisconsin’s general obligation debt carried ratings of Aa2 from Moody’s and AA from S&P. Moody’s maintains a positive outlook on the state. For the twelve months ended May 31, 2017, Wisconsin issued $10.1 billion of municipal bonds, a gross issuance increase of 23.8% from the twelve-month period ended May 31, 2016.
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How did the Funds perform during the twelve-month reporting period ended May 31, 2017?
The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance for the one-year, five-year, ten-year and/or since inception periods ended May 31, 2017. Each Fund’s Class A share at net asset value (NAV) returns are compared with the performance of its corresponding market index and Lipper classification average.
During the reporting period, the Class A Shares at NAV of all six Funds underperformed the S&P Municipal Bond Index. The Kentucky, Michigan and Missouri Funds each outperformed their respective Lipper classification average, while the Kansas, Ohio and Wisconsin Funds underperformed their respective Lipper classification average.
What strategies were used to manage the Funds during the reporting period and how did these strategies influence performance during the twelve-month reporting period ended May 31, 2017?
All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by NAM. Our municipal bond portfolios are managed with a value-oriented approach and close input from NAM’s research team. Below, we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.
Nuveen Kansas Municipal Bond Fund
The Nuveen Kansas Municipal Bond Fund’s Class A Shares at NAV underperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2017. In part, this result reflected the Kansas municipal market’s underperformance of the national municipal market, a trend that stemmed from concern about legislators’ failure to address significant state budget deficits.
Looking more closely at the Fund’s portfolio, our positioning with respect to Puerto Rico detracted from relative performance during the reporting period. We were underweighted in bonds issued by this credit challenged U.S. territory, which are not issued in Kansas, but make up a significant portion of the national index. Furthermore, our Puerto Rico bond exposure, approximately 1.27%, was insured and these securities did not fare as well as their uninsured counterparts did during this reporting period.
The general underperformance of Kansas securities was especially pronounced among lower quality bonds. As a result, overweightings in bonds rated BBB and below, as well as non-rated bonds, was detrimental as these issues trailed similarly rated bonds in the index.
Sector positioning further detracted from relative results, led by the poor performance of corporate-backed industrial development revenue and dedicated-sales-tax bonds, two sectors that lagged the index. However, the negative effects of these stances were somewhat offset by our productive overweightings in the health care category as well as among out-of-state tobacco securities. Underweighting the underperforming local general obligation sector also added value.
In managing the Fund, we had significant monies to invest during this reporting period, due to net investment inflows as well as bond calls, bond maturities and sales of certain lower coupon securities from the Fund's investment portfolio. Although we successfully added some Kansas bonds, supply in the state was constrained during the reporting period. Furthermore, much of the supply that came to market consisted of state-appropriated debt, a sector we tended to avoid given the state’s deteriorating fiscal condition. Accordingly, when making purchases, we often ventured outside the state to buy bonds offering higher yields and what we saw as better value than comparable in-state bonds. This approach allowed us to increase the portfolio’s yield as well as to further diversify its holdings. However, we purchased non-Kansas bonds only when we believed we were being rewarded with sufficient incremental yield or total return prospects relative to alternative in-state bonds to compensate for the additional state income tax liability on such out-of-state bonds. Many of these out-of-state purchases were made after the post-election municipal bond sell-off and were focused on project revenue bonds from recognizable issuers offering attractive amounts of incremental yield. Such purchases included bonds issued for 3 World Trade Center Project (New York), American Airlines (New York), LaGuardia Airport (New York) and Iowa Fertilizer Company Project. We also purchased tobacco bonds from a number of states.
Throughout the reporting period, we maintained exposure to bonds issued by Guam, which we favored for the bonds’ attractive yields relative to Kansas issues and the U.S. territory’s stable fiscal and economic condition. However, we reduced our stake in U.S. Virgin Islands securities based on concern about the territory’s deteriorating credit outlook. The fully tax-exempt Kansas purchases we made during the reporting period included the Hutchinson Regional Medical Center and Overland Park Sales Tax Revenue bonds, both of which came to market during the reporting period with attractive yields and prices.
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Portfolio Managers’ Comments (continued)
Bond sales included several lower coupon bonds that we were able to replace with similarly structured but higher yielding issues. We also used the proceeds of new investment inflows, as well as bond calls and maturities, to fund new purchases.
Nuveen Kentucky Municipal Bond Fund
The Nuveen Kentucky Municipal Bond Fund trailed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2017, due partly to its credit quality positioning. The Fund was underweighted in bonds with below investment grade credit ratings (BB and lower), which outpaced their higher quality counterparts during the reporting period. This more limited exposure to lower rated, higher yielding bonds detracted from results.
In contrast, our duration and sector positioning added value. From a duration standpoint, being overweighted in longer duration (more interest rate sensitive) securities contributed in light of their relative outperformance. In sector terms, the Fund’s overweighting in the health care category added value, given that the category outpaced the index. That favorable result was tempered, however, by an overweighting in pre-refunded bonds, whose short maturities and high credit ratings proved detrimental during this reporting period.
Security selection was, on balance, positive for relative performance. The Fund was especially helped by its higher coupon bonds, as their increased income helped insulate them from the full effects of market volatility seen during this reporting period. Also, we saw good performance from bonds we added to the Fund in the wake of the market’s late-2016 downturn, as these securities rebounded off of depressed prices. The bonds we purchased in the months leading up to that downturn were hit the hardest when bond prices plunged last November and December 2016.
We added bonds across a variety of sectors during the reporting period. In the first half of the reporting period, purchases included transportation, health care, tax-appropriation, water/sewer and local general obligation bonds. In the second half of the reporting period, our purchase activity slowed, with our only acquisitions consisting of two health care deals and state tax-appropriation debt.
To finance our purchase activity, we relied upon new shareholder investments into the Fund and call proceeds. We also engaged in limited selling of short dated bonds, which helped us in our efforts to keep the Fund’s duration from becoming too short. Throughout the reporting period, we were eager to increase the Fund’s duration, which was shorter than our target, although limited availability of long dated Kentucky debt meeting our investment criteria often made that task challenging.
In late 2016, when the market was struggling and municipal bonds were out of favor with investors, shareholder redemption activity picked up, which led to more bond sales than purchases at that time. Our sales, which focused on securities with lower embedded yields, enabled us to generate tax losses that can be applied against future gains.
Also to generate tax losses, we swapped some of our Paducah Electric Plant Board bonds for others offering a slightly longer maturity date, allowing us to improve the portfolio’s duration characteristics while locking in its income for a longer period.
Nuveen Michigan Municipal Bond Fund
The Nuveen Michigan Municipal Bond Fund trailed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2017. On the positive side, the Fund’s duration positioning added modest value, especially our underweighting in short duration, less interest rate sensitive bonds.
In contrast, credit quality positioning detracted from relative performance. During the reporting period, bonds rated below investment grade (BB or below) outperformed. Unfortunately, the Fund’s limited exposure to these securities weighed on our results. Also, the Fund’s overweighting in higher rated bonds, specifically AA rated bonds, detracted, as these types of issues underperformed.
Sector positioning also hurt performance. Specifically, overweighting pre-refunded bonds hurt, as these high quality, short duration issues were relative underperformers. Overweighting the lagging higher education category also hampered results.
In contrast, the Fund benefited overall from individual security selection, especially among tobacco securitization bonds, which led the market for the reporting period. The Fund was further helped by higher coupon bonds held in the portfolio for the entire reporting period, as their elevated income helped compensate for the bonds’ price declines. Also contributing were bonds added to the portfolio in late 2016 and early 2017, following the municipal bond market’s post-election downturn. As the market bounced back, these securities recovered off of depressed valuations. Nearly any bonds we bought last summer and early fall 2016, were weak performers given their higher valuations and increased vulnerability during the market’s sell-off.
10      NUVEEN

For most of the reporting period, our focus was on putting shareholder investments and bond calls to work. This reinvestment activity was greatest early in the reporting period and the first five months of 2017, amid generally favorable market conditions. The exception came in late 2016, when investor pessimism led to increased shareholder outflows. During this latter stretch, we were selling bonds more often than we were buying them.
Our purchases during this reporting period were spread across several sectors and tended to focus on bonds with intermediate maturities and credit ratings of A and higher. New acquisitions consisted of higher education bonds as well as state and local general obligation (GO), public utility, state appropriation, water/sewer, and health care bonds.
As has been the case for several years, we continued to limit the Fund’s exposure to the debt of Southeast Michigan. This stance reflected our view that many of the bonds in this region of the state were unattractively valued relative to their yields. Accordingly, in the first half of the reporting period, we exited our position in Detroit-Wayne Country Stadium Authority GO bonds and reinvested the proceeds in other securities offering what we saw as a better long-term risk/reward balance.
During the first half of the reporting period, our limited selling activity focused on short-dated bonds that we saw as a good source of liquidity to fund other purchases. In the second half of the reporting period, we tended to sell bonds with lower embedded yields that were benefiting from good investor demand. By selling these securities, we generated tax losses that can be applied against capital gains.
Nuveen Missouri Municipal Bond Fund
The Nuveen Missouri Municipal Bond Fund’s Class A Shares at NAV modestly underperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2017.
Credit quality was a key contributor to relative results. Specifically, the Fund benefited from its significant overweighting in non-rated securities. These generally fared better than investment grade debt throughout much of the reporting period, helped by strong demand from investors seeking bonds with a higher degree of income. Additionally, our security selection among bonds rated A and BBB was another positive, with holdings in these credit tiers generally outpacing similarly rated bonds in the index.
Sector positioning also boosted relative results, thanks largely to our significant overweighting in the health care sector, which outperformed the index during the reporting period. In contrast, the Fund’s lack of exposure to tobacco bonds modestly detracted. Although they represent part of the Fund’s national municipal market benchmark, such securities are not issued in Missouri. As investors favored the sector for its income, tobacco bonds outperformed the overall municipal bond market.
We continued to hold a small exposure in the insured Puerto Rico COFINA sales tax revenue bonds. This was a modest plus for relative performance, given that bonds from this U.S territory outperformed largely due to their attractive yields.
The Fund’s duration (interest rate) positioning had a generally neutral effect on relative performance. The Fund’s duration was slightly longer than that of the index, which added value early and late in the reporting period but was an offsetting negative in late 2016, when the municipal market was under pressure.
In contrast, the Fund’s coupon positioning was a mild detractor from relative performance. The Fund had an overweighting in bonds with sub 4% coupon, which lagged the municipal bond market during the weeks after the November 2016 U.S. elections. These securities experienced bigger price declines than their higher coupon counterparts during the post-election sell-off and began trading at significant discounts to their par (face) value. Investors tend to require additional yield on discounted securities, given the potentially unfavorable tax treatment in certain situations of bonds purchased at a steep discount to par.
In response to the general weakening in the municipal bond market during late 2016, we looked for opportunities to exchange some holdings offering coupons of around 4% and below with those providing higher coupons. We felt our higher coupon purchases could provide the Fund with a better income stream and would likely outperform the lower coupon bonds should interest rates move higher. By engaging in these swaps, we were also able to generate tax losses that we will be able to apply against future gains. Some notable additions to the Fund from both the swapping and the normal investing process included a number of smaller low investment grade credits, as well as some higher quality, better known names such as Saint Luke’s Health System, BJC Health Systems, Saint Louis University, and the Kansas City University of Medicine and Biosciences.
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Portfolio Managers’ Comments (continued)
At the end of the reporting period, the Fund held small positions in several double tax-exempt investment grade issues from Guam, which we favored for their high coupons and income stream relative to most Missouri issues available during the reporting period. These, along with the insured Puerto Rico bonds discussed earlier, were the only non-Missouri bonds held in the Fund.
Nuveen Ohio Municipal Bond Fund
The Nuveen Ohio Municipal Bond Fund underperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2017, due in part to unfavorable credit quality positioning. Specifically, an underweighting in bonds with credit ratings of BB and below hurt results, as did an overweighting in the AA rating category. Below investment grade bonds generally outperformed higher grade issuers during this reporting period and our reduced exposure to the former hampered results.
On a sector basis, an overweighting in pre-refunded bonds weighed on relative performance, as these short maturity, high quality securities trailed the index. An overweighting in the lagging water/sewer bond category also weighed on returns.
On the positive side, the Fund’s duration contributed to results, led by an overweighting in bonds with durations of 14 years and longer, a strong performing market segment. Meanwhile, an underweighting in short duration bonds also added value in light of that category’s relative underperformance.
The overwhelming majority of our portfolio holdings experienced stable credit quality during the reporting period. A notable exception to this trend, however, was the Fund’s investment in the unsecured bonds of FirstEnergy Solutions. Bonds issued by this investor-owned electric utility, a subsidiary of FirstEnergy Corporation, were laggards early in the reporting period as falling natural gas prices ignited more competition for electricity generators and providers. In November 2016, FirstEnergy Solutions lost additional value, when the company’s management raised the possibility of bankruptcy as part of its plan to exit the competitive power generation business within 18 months. In the final months of the reporting period, however, FirstEnergy Solutions bonds staged a partial comeback largely due to the overall strength of the municipal market. Through the end of the reporting period, FirstEnergy had met all of its debt service obligations. However, positive contributions from our selections in lower grade, higher duration bonds helped offset some of the detraction.
Higher coupon bonds added value, as their increased income helped them better withstand the effects of market volatility seen during the reporting period. The Fund also saw good performance from bonds we purchased in the wake of the market’s downturn late in 2016, as these securities rebounded off depressed prices. In contrast, bonds we bought in the months leading up to that downturn were disappointments during this reporting period.
For most of the reporting period, we were receiving new investments into the Fund. Coupled with bond call activity, we acquired substantial proceeds requiring reinvestment. The exception to this trend came late in 2016, when municipal bonds were out of favor with investors and we were forced to sell some holdings to satisfy shareholder redemptions.
During this latter stretch, we generally sold bonds with lower embedded yields and for which we were able to obtain good prices. These sales enabled us to generate tax losses that in the future we will be able to apply against capital gains. Another realized tax loss came when we traded bonds in American Municipal Power bonds for identically structured issues but a longer maturity date, allowing us to improve the Fund’s income characteristics.
New purchases took place primarily in the secondary municipal bond market, where we found better availability and values, and included water/sewer, local and state general obligation, dedicated-tax, local appropriation, local utility, higher education, tax increment financing and health care bonds. Our purchases emphasized intermediate and longer-maturity bonds with investment grade credit ratings.
Nuveen Wisconsin Municipal Bond Fund
The Nuveen Wisconsin Municipal Bond Fund’s Class A Shares at NAV significantly underperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2017. The Wisconsin municipal market trailed the national municipal market, putting the Fund at a performance disadvantage relative to the national index.
Lower rated Wisconsin securities in particular underperformed their similarly rated counterparts in the national benchmark. This proved a difficult hurdle for the Fund to overcome, given its overweighting in non-rated, below investment grade securities and lower investment grade BBB rated debt. However, our exposure to some out-of-state securities in these credit rating tiers was a somewhat offsetting positive, as these securities outpaced the index.
12      NUVEEN

The Fund’s performance was further hampered by its significant underweighting in Puerto Rico bonds, which were among the national municipal bond market’s best performers. Furthermore, our exposure of 1.53% in Puerto Rico debt, was insured, which limited their price appreciation during the reporting period.
On a sector basis, the Fund was hampered by its overweighting in dedicated sales-tax bonds and corporate-backed industrial development revenue bonds, both of which trailed the index. The Fund’s significant overweighting in health care issues added value, however, as the sector performed well.
During the reporting period, the supply of fully tax-exempt investments in the Wisconsin market was extremely limited, as most issuers refrained from bringing new bonds to market. Furthermore, debt issued by Wisconsin, the state’s largest issuer of municipal bonds does not offer a state income tax exemption. Together, these factors severely limited opportunities for us to purchase fully tax-exempt Wisconsin bonds.
More often, we focused on out-of-state investments we saw as more attractively valued than in-state alternatives, emphasizing bonds with enough yield to compensate for the lack of a Wisconsin income tax benefit. Owning such securities helped enhance the Fund’s diversification profile and its income stream. New out-of-state purchases during the reporting period included bonds issued for 3 World Trade Center Project (New York), American Airlines (New York) and Iowa Fertilizer Company Project. We also purchased tobacco bonds from a number of states including Iowa and California, as well as the U.S. territory of Guam.
With our Wisconsin purchases, we emphasized fully tax-exempt securities across a variety of sectors with intermediate- to longer-term maturities. This approach helped us keep the Fund’s duration positioning (interest rate sensitivity) fairly consistent throughout the reporting period. Notable in-state purchases included bonds for Monroe Clinic, Marshfield Clinic, Beloit College, and Milwaukee Redevelopment Authority for Milwaukee Public Schools. Our purchases during this reporting period, both in-state and out of state, were financed through the proceeds of investment inflows, bond calls and bond maturities.
An Update Regarding Puerto Rico
As noted in the Funds’ previous shareholder reports, we continue to monitor situations in the broader municipal market for any impact on the Funds’ holdings and performance: Puerto Rico’s ongoing debt restructuring is one such case. Puerto Rico began warning investors in 2014 that the island’s debt burden might prove to be unsustainable and the Commonwealth pursued various strategies to deal with this burden.
In June 2016, President Obama signed the Puerto Rico Oversight, Management and Economic Stability Act (PROMESA) into law. The legislation established an independent Financial Oversight and Management Board charged with restructuring Puerto Rico’s financial operations and encouraging economic development. In addition to creating an oversight board, PROMESA also provides a legal framework and court-supervised debt restructuring process that enables Puerto Rico to adjust its debt obligations. In March 2017, the oversight board certified a ten-year fiscal plan projecting revenues, expenditures and a primary fiscal surplus available for debt service over the plan horizon. The fiscal plan was considered quite detrimental to creditors, identifying available resources to pay only about 24% of debt service due over the ten year term. In May 2017, the oversight board initiated a bankruptcy-like process for the general government, general obligation debt, the Puerto Rico Sales Tax Financing Corporation (COFINA), the Highways and Transportation Authority (HTA), and the Employee Retirement System. Officials have indicated more public corporations could follow. As of June 2017 (subsequent to the close of this reporting period), Puerto Rico has defaulted on many of its debt obligations, including General Obligation bonds.
In terms of Puerto Rico holdings, shareholders should note that the Nuveen Kansas Municipal Bond Fund, Nuveen Missouri Municipal Bond Fund and Nuveen Wisconsin Municipal Bond Fund had limited exposure, which was insured to Puerto Rico debt during this reporting period, holding approximately 1.34%, 1.26% and 1.59%, respectively. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). Puerto Rico general obligation debt is currently in default and rated Caa3/D/D by Moody’s, S&P and Fitch, respectively, with negative outlooks.
A Note About Investment Valuations
The municipal securities held by the Funds are valued by the Funds’ pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. These differences could be significant, both as to such individual securities, and as to the value of a given Fund’s portfolio in its entirety. Thus, the current net asset value of a Fund’s shares may be impacted,
NUVEEN      13

Portfolio Managers’ Comments (continued)
higher or lower, if the Fund were to change its pricing service, or if its pricing service were to materially change its valuation methodology. On October 4, 2016, the Funds’ current municipal bond pricing service was acquired by the parent company of another pricing service. The two services have not yet combined their valuation organizations and process, but it was recently announced that combination is scheduled to take place on October 16, 2017 (subject to change). Such changes could have an impact on the net asset value of the Funds' shares.
14      NUVEEN

Risk Considerations
and Dividend Information
Risk Considerations
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than its original investment and also increases the Funds’ exposure to volatility and interest rate risk.
Dividend Information
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.
As of May 31, 2017, the Funds had positive UNII balances for tax purposes. Kansas, Missouri, Ohio and Wisconsin had positive UNII balances, while Kentucky and Michigan had negative UNII balances for financial reporting purposes.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report's Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.
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16      NUVEEN

Fund Performance, Expense Ratios
and Effective Leverage Ratios
The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.
Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. A Fund may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 8—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.
NUVEEN      17

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Kansas Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of May 31, 2017
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	0.16%	2.99%	4.39%
Class A Shares at maximum Offering Price	(4.07)%	2.11%	3.94%
S&P Municipal Bond Index	1.57%	3.42%	4.47%
Lipper Other States Municipal Debt Funds Classification Average	0.61%	2.44%	3.51%
Class C2 Shares	(0.39)%	2.43%	3.83%
Class I Shares	0.28%	3.18%	4.59%

	Average Annual
	1-Year	Since Inception
Class C Shares	(0.66)%	3.64%
Average Annual Total Returns as of June 30, 2017 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(1.64)%	2.95%	4.42%
Class A Shares at maximum Offering Price	(5.74)%	2.07%	3.98%
Class C2 Shares	(2.19)%	2.41%	3.86%
Class I Shares	(1.42)%	3.18%	4.63%

	Average Annual
	1-Year	Since Inception
Class C Shares	(2.45)%	3.48%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 ($1 million prior to November 1, 2016) or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.84%	1.64%	1.39%	0.64%
18      NUVEEN

Effective Leverage Ratio as of May 31, 2017

Effective Leverage Ratio	5.83%
Growth of an Assumed $10,000 Investment as of May 31, 2017  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.
NUVEEN      19

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Kentucky Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of May 31, 2017
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	0.94%	2.86%	4.04%
Class A Shares at maximum Offering Price	(3.28)%	1.98%	3.59%
S&P Municipal Bond Index	1.57%	3.42%	4.47%
Lipper Other States Municipal Debt Funds Classification Average	0.61%	2.44%	3.51%
Class C2 Shares	0.48%	2.31%	3.48%
Class I Shares	1.25%	3.09%	4.25%

	Average Annual
	1-Year	Since Inception
Class C Shares	0.21%	3.17%
Average Annual Total Returns as of June 30, 2017 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(0.77)%	2.84%	4.04%
Class A Shares at maximum Offering Price	(4.95)%	1.95%	3.60%
Class C2 Shares	(1.22)%	2.28%	3.48%
Class I Shares	(0.46)%	3.06%	4.26%

	Average Annual
	1-Year	Since Inception
Class C Shares	(1.48)%	2.97%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 ($1 million prior to November 1, 2016) or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.80%	1.59%	1.35%	0.60%
20      NUVEEN

Effective Leverage Ratio as of May 31, 2017

Effective Leverage Ratio	9.82%
Growth of an Assumed $10,000 Investment as of May 31, 2017  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.
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Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Michigan Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of May 31, 2017
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	0.91%	3.58%	4.27%
Class A Shares at maximum Offering Price	(3.33)%	2.69%	3.82%
S&P Municipal Bond Index	1.57%	3.42%	4.47%
Lipper Other States Municipal Debt Funds Classification Average	0.61%	2.44%	3.51%
Class C2 Shares	0.35%	3.02%	3.71%
Class I Shares	1.12%	3.80%	4.48%

	Average Annual
	1-Year	Since Inception
Class C Shares	0.11%	3.95%
Average Annual Total Returns as of June 30, 2017 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(1.05)%	3.53%	4.31%
Class A Shares at maximum Offering Price	(5.22)%	2.65%	3.86%
Class C2 Shares	(1.69)%	2.95%	3.74%
Class I Shares	(0.93)%	3.71%	4.51%

	Average Annual
	1-Year	Since Inception
Class C Shares	(1.93)%	3.75%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 ($1 million prior to November 1, 2016) or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.84%	1.64%	1.39%	0.64%
22      NUVEEN

Effective Leverage Ratio as of May 31, 2017

Effective Leverage Ratio	3.47%
Growth of an Assumed $10,000 Investment as of May 31, 2017  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.
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Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Missouri Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of May 31, 2017
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	1.45%	3.56%	4.50%
Class A Shares at maximum Offering Price	(2.83)%	2.69%	4.06%
S&P Municipal Bond Index	1.57%	3.42%	4.47%
Lipper Other States Municipal Debt Funds Classification Average	0.61%	2.44%	3.51%
Class C2 Shares	0.83%	2.99%	3.93%
Class I Shares	1.66%	3.76%	4.71%

	Average Annual
	1-Year	Since Inception
Class C Shares	0.56%	3.85%
Average Annual Total Returns as of June 30, 2017 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(0.63)%	3.53%	4.53%
Class A Shares at maximum Offering Price	(4.83)%	2.65%	4.08%
Class C2 Shares	(1.16)%	2.98%	3.97%
Class I Shares	(0.42)%	3.73%	4.74%

	Average Annual
	1-Year	Since Inception
Class C Shares	(1.42)%	3.69%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 ($1 million prior to November 1, 2016) or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.79%	1.58%	1.34%	0.59%
24      NUVEEN

Effective Leverage Ratio as of May 31, 2017

Effective Leverage Ratio	0.00%
Growth of an Assumed $10,000 Investment as of May 31, 2017  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.
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Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Ohio Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of May 31, 2017
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	0.43%	3.46%	4.38%
Class A Shares at maximum Offering Price	(3.79)%	2.58%	3.94%
S&P Municipal Bond Index	1.57%	3.42%	4.47%
Lipper Ohio Municipal Debt Funds Classification Average	0.67%	2.72%	3.45%
Class C2 Shares	(0.14)%	2.90%	3.81%
Class I Shares	0.55%	3.68%	4.58%

	Average Annual
	1-Year	Since Inception
Class C Shares	(0.46)%	3.67%
Average Annual Total Returns as of June 30, 2017 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(1.75)%	3.39%	4.41%
Class A Shares at maximum Offering Price	(5.89)%	2.51%	3.96%
Class C2 Shares	(2.24)%	2.83%	3.84%
Class I Shares	(1.55)%	3.61%	4.61%

	Average Annual
	1-Year	Since Inception
Class C Shares	(2.47)%	3.51%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 ($1 million prior to November 1, 2016) or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.79%	1.58%	1.34%	0.59%
26      NUVEEN

Effective Leverage Ratio as of May 31, 2017

Effective Leverage Ratio	5.17%
Growth of an Assumed $10,000 Investment as of May 31, 2017  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.
NUVEEN      27

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Wisconsin Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of May 31, 2017
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(0.54)%	2.71%	4.12%
Class A Shares at maximum Offering Price	(4.70)%	1.82%	3.68%
S&P Municipal Bond Index	1.57%	3.42%	4.47%
Lipper Other States Municipal Debt Funds Classification Average	0.61%	2.44%	3.51%
Class C2 Shares	(1.09)%	2.15%	3.55%
Class I Shares	(0.32)%	2.93%	4.35%

	Average Annual
	1-Year	Since Inception
Class C Shares	(1.32)%	3.77%
Average Annual Total Returns as of June 30, 2017 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(2.42)%	2.73%	4.20%
Class A Shares at maximum Offering Price	(6.51)%	1.86%	3.76%
Class C2 Shares	(2.96)%	2.18%	3.63%
Class I Shares	(2.19)%	2.95%	4.44%

	Average Annual
	1-Year	Since Inception
Class C Shares	(3.18)%	3.65%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 ($1 million prior to November 1, 2016) or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.86%	1.66%	1.42%	0.66%
28      NUVEEN

Effective Leverage Ratio as of May 31, 2017

Effective Leverage Ratio	2.96%
Growth of an Assumed $10,000 Investment as of May 31, 2017  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.
NUVEEN      29

Yields as of May 31, 2017
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Notes to Financial Statements, Note 7  –  Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the fund on an after-tax basis at a specified tax rate. If the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
Nuveen Kansas Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.32%	2.68%	2.91%	3.67%
SEC 30-Day Yield	2.12%	1.42%	1.66%	2.41%
Taxable-Equivalent Yield (31.3%)[2]	3.09%	2.07%	2.42%	3.51%
Nuveen Kentucky Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.36%	2.74%	2.96%	3.73%
SEC 30-Day Yield	1.61%	0.89%	1.14%	1.88%
Taxable-Equivalent Yield (32.3%)[2]	2.38%	1.31%	1.68%	2.78%
Nuveen Michigan Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.83%	2.19%	2.39%	3.17%
SEC 30-Day Yield	1.59%	0.87%	1.12%	1.86%
Taxable-Equivalent Yield (31.1%)[2]	2.31%	1.26%	1.63%	2.70%
30      NUVEEN

Nuveen Missouri Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.13%	2.49%	2.75%	3.48%
SEC 30-Day Yield	2.13%	1.44%	1.68%	2.42%
Taxable-Equivalent Yield (32.3%)[2]	3.15%	2.13%	2.48%	3.57%
Nuveen Ohio Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.94%	2.30%	2.50%	3.28%
SEC 30-Day Yield - Subsidized	1.74%	1.03%	1.28%	2.02%
SEC 30-Day Yield - Unsubsidized	1.74%	1.03%	1.28%	2.02%
Taxable-Equivalent Yield - Subsidized (31.3%)[2]	2.43%	1.44%	1.79%	2.82%
Taxable-Equivalent Yield - Unsubsidized (31.3%)[2]	2.43%	1.44%	1.79%	2.82%
Nuveen Wisconsin Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.04%	2.38%	2.60%	3.39%
SEC 30-Day Yield	2.39%	1.70%	1.95%	2.69%
Taxable-Equivalent Yield (32.5%)[2]	3.54%	2.52%	2.89%	3.99%
1     The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
2     The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate shown in the respective table above.
NUVEEN      31

Holding
Summaries as of May 31, 2017
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Nuveen Kansas Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	102.3% [1]
Other Assets Less Liabilities	1.7%
Net Assets Plus Floating Rate Obligations	104.0%
Floating Rate Obligations	(4.0)%
Net Assets	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	24.5%
U.S. Guaranteed	17.1%
Health Care	15.0%
Utilities	9.2%
Tax Obligation/General	7.2%
Transportation	5.8%
Education and Civic Organizations	5.8%
Water and Sewer	5.0%
Other	10.4%
Total	100%
Bond Credit Quality (% of total investment exposure)
AAA/U.S. Guaranteed	21.8%
AA	24.1%
A	25.9%
BBB	9.3%
BB or Lower	9.0%
N/R (not rated)	9.9%
Total	100%
1	Includes 23.0% in U.S. territory bonds, including Puerto Rico, Guam and U.S. Virgin Islands.
32      NUVEEN

Nuveen Kentucky Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	101.9%
Other Assets Less Liabilities	1.1%
Net Assets Plus Floating Rate Obligations	103.0%
Floating Rate Obligations	(3.0)%
Net Assets	100%
Portfolio Composition (% of total investments)
Health Care	22.6%
Tax Obligation/Limited	20.8%
U.S. Guaranteed	16.9%
Education and Civic Organizations	10.8%
Transportation	9.8%
Utilities	9.2%
Water and Sewer	8.2%
Other	1.7%
Total	100%
Bond Credit Quality (% of total investment exposure)
AAA/U.S. Guaranteed	22.3%
AA	41.8%
A	20.7%
BBB	14.3%
BB or Lower	0.1%
N/R (not rated)	0.8%
Total	100%
NUVEEN      33

Holding Summaries as of May 31, 2017 (continued)
Nuveen Michigan Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	100.8%
Other Assets Less Liabilities	1.4%
Net Assets Plus Floating Rate Obligations	102.2%
Floating Rate Obligations	(2.2)%
Net Assets	100%
Portfolio Composition (% of total investments)
Education and Civic Organizations	25.4%
Tax Obligation/General	18.3%
U.S. Guaranteed	15.1%
Tax Obligation/Limited	11.0%
Water and Sewer	9.3%
Health Care	8.6%
Utilities	7.9%
Other	4.4%
Total	100%
Bond Credit Quality (% of total investment exposure)
AAA/U.S. Guaranteed	32.1%
AA	49.3%
A	14.1%
BBB	0.7%
BB or Lower	2.8%
N/R (not rated)	1.0%
Total	100%
34      NUVEEN

Nuveen Missouri Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	98.7%
Short-Term Municipal Bonds	1.4%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%
Portfolio Composition (% of total investments)
Health Care	21.8%
Tax Obligation/Limited	19.3%
Education and Civic Organizations	13.7%
U.S. Guaranteed	9.7%
Tax Obligation/General	9.5%
Long-Term Care	7.5%
Water and Sewer	7.2%
Utilities	5.3%
Other	6.0%
Total	100%
Bond Credit Quality (% of total investment exposure)
AAA/U.S. Guaranteed	13.9%
AA	36.9%
A	26.5%
BBB	8.9%
BB or Lower	3.9%
N/R (not rated)	9.9%
Total	100%
NUVEEN      35

Holding Summaries as of May 31, 2017 (continued)
Nuveen Ohio Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	98.5%
Other Assets Less Liabilities	1.5%
Net Assets	100%
Portfolio Composition (% of total investments)
U.S. Guaranteed	16.0%
Water and Sewer	15.5%
Tax Obligation/General	13.7%
Tax Obligation/Limited	13.7%
Health Care	13.1%
Education and Civic Organizations	9.1%
Transportation	7.8%
Other	11.1%
Total	100%
Bond Credit Quality (% of total investment exposure)
AAA/U.S. Guaranteed	28.9%
AA	49.4%
A	12.1%
BBB	4.7%
BB or Lower	3.6%
N/R (not rated)	1.3%
Total	100%
36      NUVEEN

Nuveen Wisconsin Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	97.3%
Other Assets Less Liabilities	2.7%
Net Assets	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	39.8%
U.S. Guaranteed	12.0%
Housing/Multifamily	8.9%
Long-Term Care	7.9%
Health Care	7.1%
Transportation	5.0%
Other	19.3%
Total	100%
Bond Credit Quality (% of total investment exposure)
AAA/U.S. Guaranteed	14.3%
AA	21.5%
A	35.7%
BBB	12.7%
BB or Lower	4.8%
N/R (not rated)	11.0%
Total	100%
NUVEEN       37

Expense
Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended May 31, 2017.
The beginning of the period is December 1, 2016.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Kansas Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,037.90	$1,033.60	$1,036.00	$1,038.90
Expenses Incurred During the Period	$ 4.17	$ 8.21	$ 6.95	$ 3.15
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.84	$1,016.85	$1,018.10	$1,021.84
Expenses Incurred During the Period	$ 4.13	$ 8.15	$ 6.89	$ 3.13
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.82%, 1.62%, 1.37% and 0.62% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
38      NUVEEN

Nuveen Kentucky Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,038.50	$1,035.20	$1,036.60	$1,039.70
Expenses Incurred During the Period	$ 3.96	$ 8.02	$ 6.75	$ 2.95
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.04	$1,017.05	$1,018.30	$1,022.04
Expenses Incurred During the Period	$ 3.93	$ 7.95	$ 6.69	$ 2.92
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.78%, 1.58%, 1.33% and 0.58% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
Nuveen Michigan Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,046.40	$1,042.30	$1,044.40	$1,047.50
Expenses Incurred During the Period	$ 4.23	$ 8.30	$ 7.03	$ 3.22
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.79	$1,016.80	$1,018.05	$1,021.79
Expenses Incurred During the Period	$ 4.18	$ 8.20	$ 6.94	$ 3.18
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.83%, 1.63%, 1.38% and 0.63% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
Nuveen Missouri Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,046.80	$1,041.90	$1,043.20	$1,047.90
Expenses Incurred During the Period	$ 4.03	$ 8.09	$ 6.83	$ 3.01
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.99	$1,017.00	$1,018.25	$1,021.99
Expenses Incurred During the Period	$ 3.98	$ 8.00	$ 6.74	$ 2.97
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.79%, 1.59%, 1.34% and 0.59% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
NUVEEN      39

Expense Examples (continued)
Nuveen Ohio Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,047.40	$1,042.50	$1,044.50	$1,048.70
Expenses Incurred During the Period	$ 3.98	$ 8.05	$ 6.78	$ 2.96
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.04	$1,017.05	$1,018.30	$1,022.04
Expenses Incurred During the Period	$ 3.93	$ 7.95	$ 6.69	$ 2.92
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.78%, 1.58%, 1.33% and 0.58% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
Nuveen Wisconsin Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,038.20	$1,034.00	$1,036.20	$1,040.30
Expenses Incurred During the Period	$ 4.47	$ 8.52	$ 7.26	$ 3.46
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.54	$1,016.55	$1,017.80	$1,021.54
Expenses Incurred During the Period	$ 4.43	$ 8.45	$ 7.19	$ 3.43
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.88%, 1.68%, 1.43% and 0.68% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
40      NUVEEN

Report of
Independent Registered Public Accounting Firm
To the Board of Trustees of Nuveen Multistate Trust IV and Shareholders of
Nuveen Kansas Municipal Bond Fund,
Nuveen Kentucky Municipal Bond Fund,
Nuveen Michigan Municipal Bond Fund,
Nuveen Missouri Municipal Bond Fund,
Nuveen Ohio Municipal Bond Fund and
Nuveen Wisconsin Municipal Bond Fund:
In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Kansas Municipal Bond Fund, Nuveen Kentucky Municipal Bond Fund, Nuveen Michigan Municipal Bond Fund, Nuveen Missouri Municipal Bond Fund, Nuveen Ohio Municipal Bond Fund and Nuveen Wisconsin Municipal Bond Fund (separate portfolios of Nuveen Multistate Trust IV, hereafter referred to as the “Funds”) as of May 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Chicago, IL
July 26, 2017
NUVEEN      41

Nuveen Kansas Municipal Bond Fund
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 102.3%
	MUNICIPAL BONDS – 102.3%
	Consumer Staples – 4.8%
$ 520	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	B-	$501,920
1,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.450%, 6/01/28	12/18 at 100.00	B3	1,025,780
200	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.000%, 6/01/33	6/17 at 100.00	B+	200,980
1,040	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 5.250%, 6/01/32	6/17 at 100.00	N/R	1,040,021
905	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007, 4.625%, 6/01/21	6/17 at 100.00	N/R	905,281
1,500	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.500%, 6/01/42	7/17 at 100.00	B+	1,500,120
750	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	750,052
625	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Turbo Term Series 2016A. Including 2016A-1, 2016A-2A and 2016A-2B, 5.000%, 6/01/51	6/26 at 100.00	N/R	667,125
1,535	Puerto Rico, The Children's Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	7/17 at 100.00	Ba1	1,542,522
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
130	4.625%, 6/01/26	6/17 at 100.00	BBB	130,332
150	5.000%, 6/01/29	6/17 at 100.00	BBB-	150,383
325	4.750%, 6/01/34	6/17 at 100.00	BB-	324,474
2,510	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	2,599,933
11,190	Total Consumer Staples			11,338,923
	Education and Civic Organizations – 5.9%
675	Kansas Development Finance Authority, Revenue Bonds, Kansas Board of Regents University of Kansas Medical Center Research Institute, Series 2010N, 5.000%, 4/01/29	4/20 at 100.00	Aa2	734,879
250	Kansas Development Finance Authority, Revenue Bonds, Kansas State University Projects, Refunding Series 2016A, 4.000%, 3/01/27	3/24 at 100.00	Aa2	278,360
	Kansas Development Finance Authority, Revenue Bonds, Wichita State University Union Corporation Student Housing Project, Series 2013F-1:
1,690	5.250%, 6/01/38	6/21 at 100.00	Aa3	1,892,716
2,000	5.250%, 6/01/42	6/21 at 100.00	Aa3	2,224,460
3,190	Kansas Independent College Finance Authority, Educational Facilities Revenue Bonds, Tabor College Project, Series 2013, 5.800%, 3/01/37	3/20 at 100.00	N/R	3,281,744
1,000	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006, 5.000%, 1/01/46 – AMBAC Insured	7/17 at 100.00	BBB	1,002,400
42      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 1,000	Topeka, Kansas, Economic Development Revenue Bonds, YMCA Project, Refunding Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	N/R	$1,031,610
3,135	Washburn University of Topeka, Kansas, Revenue Bonds, Series 2015A, 5.000%, 7/01/35	7/25 at 100.00	A1	3,560,325
12,940	Total Education and Civic Organizations			14,006,494
	Financials – 0.6%
1,020	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	1,288,678
	Health Care – 15.3%
400	Hutchinson, Kansas, Hospital Facilities Revenue Bonds, Hutchinson Regional Medical Center, Inc., Series 2016, 5.000%, 12/01/41	12/26 at 100.00	Baa2	434,652
875	Illinois Finance Authority, Revenue Bonds, Presence Health Network, Series 2016C, 5.000%, 2/15/36	2/27 at 100.00	BBB	953,584
3,950	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2010Q, 5.000%, 5/15/35	5/19 at 100.00	N/R	4,259,640
5,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, KU Health System, Series 2011H, 5.125%, 3/01/39	3/20 at 100.00	AA-	5,415,900
3,715	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2011F, 5.250%, 11/15/29	11/19 at 100.00	A2	4,028,843
2,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2013J, 5.000%, 11/15/38	11/22 at 100.00	A2	2,194,620
8,650	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C, 5.750%, 11/15/38 (UB) (4)	11/19 at 100.00	AA	9,506,523
	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A:
135	5.000%, 1/01/23	1/20 at 100.00	AA-	148,264
197	5.000%, 1/01/40 (UB)	1/20 at 100.00	AA-	210,043
1,750	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 2015-XF0063, 15.708%, 1/01/18 (IF)	No Opt. Call	AA-	2,424,940
3,000	Manhattan, Kansas, Hospital Revenue Bonds, Mercy Regional Health Center, Inc., Refunding Series 2013, 5.000%, 11/15/29	11/22 at 100.00	A+	3,371,910
1,000	Olathe, Kansas, Health Facilities Revenue Bonds, Olathe Medical Center, Series 2010A, 5.000%, 9/01/30	9/19 at 100.00	A+	1,076,360
2,000	University of Kansas Hospital Authority, Health Facilities Revenue Bonds, KU Health System, Refunding & Improvement Series 2015, 5.000%, 9/01/45	9/25 at 100.00	AA-	2,260,680
32,672	Total Health Care			36,285,959
	Housing/Single Family – 0.0%
15	Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 1997A-1, 6.950%, 6/01/29 (Alternative Minimum Tax)	No Opt. Call	Aaa	15,694
	Industrials – 1.0%
425	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2010, 6.000%, 12/01/26	6/20 at 100.00	B	432,739
NUVEEN      43

Nuveen Kansas Municipal Bond Fund (continued)
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Industrials (continued)
$ 360	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.000%, 12/01/19	No Opt. Call	B	$376,394
	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
205	5.500%, 12/01/22	12/18 at 100.00	B	209,596
355	5.250%, 12/01/25	12/23 at 100.00	B	367,837
530	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/26	6/18 at 105.00	B	545,693
435	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	467,730
2,310	Total Industrials			2,399,989
	Long-Term Care – 4.3%
3,125	Kansas Development Finance Authority, Revenue Bonds, Lifespace Communities, Inc., Refunding Series 2010S, 5.000%, 5/15/30	5/20 at 100.00	A	3,363,125
	Lenexa, Kansas, Health Care Facilities Revenue Bonds, Lakeview Village Inc., Refunding & Improvement Series 2007:
35	5.375%, 5/15/27	7/17 at 100.00	BB+	35,037
1,100	5.500%, 5/15/39	7/17 at 100.00	BB+	1,100,825
2,030	Olathe, Kansas, Senior Living Facility Revenue Bonds, Aberdeen Village Inc., Refunding Series 2005A, 5.600%, 5/15/28	7/17 at 100.00	N/R	2,031,279
2,715	Wichita, Kansas, Health Care Facilities Revenue Bonds, Presbyterian Manors, Series 2013IV-A, 6.375%, 5/15/43	5/23 at 100.00	N/R	2,915,992
665	Wichita, Kansas, Health Care Facilities Revenue Bonds, Presbyterian Manors, Series 2014IV-A, 5.625%, 5/15/44	5/24 at 100.00	N/R	704,561
9,670	Total Long-Term Care			10,150,819
	Tax Obligation/General – 7.4%
2,000	Allen County, Kansas Public Building Commission Revenue Bonds, Allen County Hospital Project, Series 2012, 5.150%, 12/01/36	12/22 at 100.00	A	2,173,820
1,500	Anderson County, Kansas, General Obligation Bonds, Refunding and Improvement Series 2013A, 5.000%, 8/01/33 – AGM Insured	8/23 at 100.00	AA	1,692,000
2,250	Johnson County Unified School District 229, Blue Valley, Kansas, General Obligation Bonds, Series 2012A, 5.000%, 10/01/23 – NPFG Insured	10/22 at 100.00	Aaa	2,677,905
2,000	Johnson County Unified School District 231 Gardner Edgerton, Kansas, General Obligation Bonds, Refunding & Improvement Series 2012A, 5.000%, 10/01/23	10/22 at 100.00	AA-	2,366,760
2,200	Johnson County Unified School District 231 Gardner Edgerton, Kansas, General Obligation Bonds, Refunding & Improvement Series 2013A, 5.000%, 10/01/28	10/23 at 100.00	AA-	2,553,078
1,490	Johnson County Unified School District 231 Gardner Edgerton, Kansas, General Obligation Bonds, Refunding & Improvement Series 2016A, 5.000%, 10/01/33	10/25 at 100.00	AA-	1,742,942
1,250	Johnson County Unified School District 512, Shawnee Mission, Kansas, General Obligation Bonds, Refunding & Improvement Series 2015, 5.000%, 10/01/34	10/25 at 100.00	Aaa	1,481,663
45	Sedgwick County Unified School District 262, Kansas, General Obligation Bonds, Refunding & Improvement Series 2008, 5.000%, 9/01/23 – AGC Insured	9/18 at 100.00	AA	47,201
2,000	Wichita, Kansas, General Obligation Bonds, Airport Series 2015C, 5.000%, 12/01/39 (Alternative Minimum Tax)	12/25 at 100.00	AA+	2,256,540
44      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 390	Wyandotte County Unified School District 203, Piper, Kansas, General Obligation Bonds, Series 2008B, 5.500%, 9/01/28	9/18 at 100.00	AA-	$ 411,286
15,125	Total Tax Obligation/General			17,403,195
	Tax Obligation/Limited – 25.1%
	Dodge City, Kansas, Sales Tax Revenue Bonds, Refunding Series 2016:
2,295	5.000%, 6/01/30 – AGM Insured	6/27 at 100.00	AA	2,735,319
1,320	5.000%, 6/01/31 – AGM Insured	6/27 at 100.00	AA	1,565,428
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
1,860	5.000%, 11/15/24	No Opt. Call	A	2,139,855
3,000	5.000%, 11/15/30	11/25 at 100.00	A	3,334,710
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,000	5.000%, 1/01/23	1/22 at 100.00	A	1,108,980
650	5.250%, 1/01/36	1/22 at 100.00	A	692,945
3,375	5.125%, 1/01/42	1/22 at 100.00	A	3,557,756
	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1:
1,495	5.000%, 1/01/32	1/22 at 100.00	A	1,586,554
1,910	5.000%, 1/01/42	1/22 at 100.00	A	2,001,432
990	Government of Guam, Hotel Occupancy Tax Revenue Bonds, Series 2011A, 6.500%, 11/01/40	5/21 at 100.00	A-	1,157,023
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
1,000	5.000%, 12/01/24	No Opt. Call	BBB+	1,161,830
1,310	5.000%, 12/01/32	12/26 at 100.00	BBB+	1,469,899
3,290	5.000%, 12/01/33	12/26 at 100.00	BBB+	3,663,415
4,250	5.000%, 12/01/46	12/26 at 100.00	BBB+	4,653,494
1,000	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001, 0.000%, 6/15/23 – AMBAC Insured	No Opt. Call	BBB-	823,390
	Johnson County Public Building Commission, Kansas, Lease Purchase Revenue Bonds, Series 2011A:
1,320	4.000%, 9/01/25	9/20 at 100.00	AAA	1,431,566
1,020	4.000%, 9/01/26	9/20 at 100.00	AAA	1,105,527
1,000	4.000%, 9/01/27	9/20 at 100.00	AAA	1,083,850
1,220	4.125%, 9/01/28	9/20 at 100.00	AAA	1,325,506
1,270	4.250%, 9/01/29	9/20 at 100.00	AAA	1,384,859
1,500	Kansas Department of Transportation, Highway Revenue Bonds, Series 2015B, 5.000%, 9/01/35	9/25 at 100.00	AAA	1,784,085
1,670	Kansas Development Finance Authority, K-State Olathe Innovation Campus Inc., Johnson County Sales Tax Revenue Bonds, Series 2009L, 5.000%, 9/01/39	9/19 at 100.00	AA	1,799,191
40	Kansas Development Finance Authority, Revenue Bonds, State Projects, Series 2001W, 5.000%, 10/01/17 – NPFG Insured	7/17 at 100.00	AA-	40,138
360	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2010B-2, 5.250%, 6/15/50	6/20 at 100.00	Baa3	364,421
5,000	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.250%, 1/01/32 – AMBAC Insured	7/17 at 100.00	BB+	5,000,700
NUVEEN      45

Nuveen Kansas Municipal Bond Fund (continued)
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,995	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	4/20 at 100.00	BBB	$2,064,965
	Overland Park, Kansas, Sales Tax Revenue Bonds, Prairiefire Community Improvement District No. 1 Project, Series 2012B:
200	5.250%, 12/15/29	12/22 at 100.00	N/R	179,174
200	6.100%, 12/15/34	12/22 at 100.00	N/R	179,170
2,775	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at Lionsgate Project, Series 2012, 6.000%, 12/15/32	12/22 at 100.00	N/R	2,493,004
1,500	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Refunding Series 2005C, 5.500%, 7/01/27 – AMBAC Insured	No Opt. Call	C	1,628,055
2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 144A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	2,119,740
	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Kansas International Speedway Corporation Project, Refunding Series 2014:
1,370	5.000%, 12/01/25	12/24 at 100.00	A+	1,646,630
1,260	5.000%, 12/01/26	12/24 at 100.00	A+	1,500,685
700	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 1 and 2A, Series 2015, 5.750%, 9/01/32	9/25 at 100.00	N/R	704,739
55,145	Total Tax Obligation/Limited			59,488,035
	Transportation – 5.9%
1,800	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.250%, 10/01/34 (Alternative Minimum Tax)	10/23 at 100.00	BBB	2,047,572
505	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 4.750%, 7/01/24 (Alternative Minimum Tax)	No Opt. Call	BB-	549,935
1,930	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2016B, 5.000%, 1/01/41	7/26 at 100.00	AA-	2,206,820
100	Maryland Economic Development Corporation, Private Activity Revenue Bonds AP, Purple Line Light Rail Project, Green Bonds, Series 2016D, 5.000%, 3/31/46 (Alternative Minimum Tax)	9/26 at 100.00	BBB+	112,105
1,000	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.500%, 1/01/19 – AMBAC Insured (Alternative Minimum Tax)	7/17 at 100.00	N/R	1,002,620
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
1,705	5.000%, 8/01/26 (Alternative Minimum Tax)	8/21 at 100.00	BB	1,838,536
2,155	5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB	2,299,191
1,515	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	BBB	1,656,440
1,225	Virgin Islands Port Authority, Marine Revenue Bonds, Refunding Series 2014A, 5.000%, 9/01/33 (Alternative Minimum Tax)	9/24 at 100.00	BBB+	1,294,654
945	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB	1,029,407
12,880	Total Transportation			14,037,280
46      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 17.5% (5)
$ 2,000	Butler County Unified School District 402, Kansas, General Obligation Bonds, Series 2008A, 5.125%, 9/01/32 (Pre-refunded 9/01/18) – AGC Insured	9/18 at 100.00	A1 (5)	$2,099,960
1,000	Dodge City, Kansas, Sales Tax Revenue Bonds, Series 2009, 5.000%, 6/01/34 (Pre-refunded 6/01/19) – AGC Insured	6/19 at 100.00	AA (5)	1,080,050
2,500	Guam Government, General Obligation Bonds, Series 2007A, 5.000%, 11/15/23 (Pre-refunded 11/15/17)	11/17 at 100.00	BB- (5)	2,547,525
1,115	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34 (Pre-refunded 12/01/19)	12/19 at 100.00	BBB+ (5)	1,245,979
3,000	Johnson and Miami Counties Unified School District 230, Kansas, General Obligation Bonds, Series 2011A, 5.250%, 9/01/28 (Pre-refunded 9/01/21)	9/21 at 100.00	Aa3 (5)	3,482,910
	Kansas Development Finance Authority, Athletic Facilities Revenue Bonds, K-State Athletics, Inc., Project, Series 2012B-1:
1,750	5.000%, 7/01/30 (Pre-refunded 7/01/17)	7/17 at 100.00	A1 (5)	1,756,090
1,855	5.000%, 7/01/32 (Pre-refunded 7/01/17)	7/17 at 100.00	A1 (5)	1,861,455
2,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2008F, 5.375%, 11/15/28 (Pre-refunded 11/15/17)	11/17 at 100.00	A2 (5)	2,041,520
2,400	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009D, 5.000%, 11/15/29 (Pre-refunded 11/15/17) (UB) (4)	11/17 at 100.00	AA (5)	2,444,856
	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A:
865	5.000%, 1/01/23 (Pre-refunded 1/01/20)	1/20 at 100.00	N/R (5)	952,080
1,318	5.000%, 1/01/40 (Pre-refunded 1/01/20) (UB)	1/20 at 100.00	N/R (5)	1,451,120
	Labette County Medical Center, Kansas, Revenue Bonds, Series 2007A:
1,090	5.750%, 9/01/37 (Pre-refunded 9/01/17)	9/17 at 100.00	N/R (5)	1,103,254
2,160	5.750%, 9/01/37 (Pre-refunded 9/01/17)	9/17 at 100.00	N/R (5)	2,186,654
1,000	Sedgwick County Unified School District 260, Kansas, General Obligation Bonds, Refunding & School Improvement Series 2012, 5.000%, 10/01/30 (Pre-refunded 10/01/22)	10/22 at 100.00	AA- (5)	1,188,610
1,955	Sedgwick County Unified School District 262, Kansas, General Obligation Bonds, Refunding & Improvement Series 2008, 5.000%, 9/01/23 (Pre-refunded 9/01/18) – AGC Insured	9/18 at 100.00	AA (5)	2,050,189
500	Unified School District 470, Cowley County, Kansas, General Obligation Bonds, Series 2008A, 5.500%, 9/01/21 (Pre-refunded 9/01/18) – AGM Insured	9/18 at 100.00	AA (5)	528,795
4,000	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 2011A-IV, 5.000%, 11/15/29 (Pre-refunded 11/15/21)	11/21 at 100.00	N/R (5)	4,655,640
2,500	Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Series 2009A, 5.000%, 10/01/39 (Pre-refunded 10/01/19)	10/19 at 100.00	AA- (5)	2,729,725
1,695	Wyandotte County Unified School District 203, Piper, Kansas, General Obligation Bonds, Series 2008B, 5.500%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (5)	1,793,276
	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Series 2009A:
1,075	5.000%, 9/01/29 (Pre-refunded 3/01/19) – BHAC Insured	3/19 at 100.00	AA+ (5)	1,150,960
3,000	5.250%, 9/01/34 (Pre-refunded 3/01/19) – BHAC Insured	3/19 at 100.00	AA+ (5)	3,224,970
38,778	Total U.S. Guaranteed			41,575,618
NUVEEN      47

Nuveen Kansas Municipal Bond Fund (continued)
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities – 9.4%
$ 1,255	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41	No Opt. Call	Caa1	$520,825
1,500	Coffeyville, Kansas, Electric Utility System Revenue Bonds, Series 2015B, 5.000%, 6/01/42 – NPFG Insured	6/25 at 100.00	AA-	1,645,950
1,375	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	1,551,825
	Guam Power Authority, Revenue Bonds, Series 2014A:
1,000	5.000%, 10/01/32	10/24 at 100.00	AA	1,144,180
1,000	5.000%, 10/01/33	10/24 at 100.00	AA	1,139,210
1,500	Kansas Municipal Energy Agency, Power Project Revenue Bonds, Jameson Energy Center Project, Series 2013, 5.750%, 7/01/38	7/23 at 100.00	A-	1,776,285
	Kansas State Power Pool, Electric Utility Revenue Bonds, Dogwood Energy Facility, Series 2012A:
1,395	5.000%, 12/01/22	No Opt. Call	A3	1,599,926
1,265	5.000%, 12/01/23	12/22 at 100.00	A3	1,441,202
2,575	5.000%, 12/01/31	12/20 at 100.00	A3	2,779,352
1,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory Put 12/03/18)	No Opt. Call	Caa1	415,000
515	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor., Series 2005A, 3.750%, 12/01/40	No Opt. Call	Caa1	213,725
1,595	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2007B, 5.000%, 7/01/31	7/17 at 100.00	BB-	918,576
2,250	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Improvement Series 2016A, 5.000%, 9/01/40	9/25 at 100.00	A+	2,560,747
1,535	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2011A, 5.000%, 9/01/28	9/21 at 100.00	A+	1,720,336
2,500	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding Series 2012A, 5.000%, 9/01/32	9/22 at 100.00	A+	2,816,100
22,260	Total Utilities			22,243,239
	Water and Sewer – 5.1%
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013:
500	5.250%, 7/01/33	7/23 at 100.00	A-	556,825
2,000	5.500%, 7/01/43	7/23 at 100.00	A-	2,229,000
6,440	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	A-	7,049,481
2,000	Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Refunding Series 2011A, 5.000%, 10/01/28	10/21 at 100.00	AA-	2,275,440
10,940	Total Water and Sewer			12,110,746

$ 224,945	Total Long-Term Investments (cost $233,007,048)			242,344,669
	Floating Rate Obligations – (4.0)%			(9,420,000)
	Other Assets Less Liabilities – 1.7%			4,084,904
	Net Assets – 100%			$ 237,009,573
48      NUVEEN

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(IF)	Inverse floating rate investment.
(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
See accompanying notes to financial statements.
NUVEEN      49

Nuveen Kentucky Municipal Bond Fund
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 101.9%
	MUNICIPAL BONDS – 101.9%
	Education and Civic Organizations – 11.0%
$ 880	Eastern Kentucky University, General Receipts Bonds, Refunding Series 2012A, 5.000%, 4/01/20	No Opt. Call	Aa3	$973,122
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A:
2,500	5.000%, 7/01/40	7/25 at 100.00	BBB+	2,709,725
2,500	5.000%, 1/01/45	7/25 at 100.00	BBB+	2,698,875
	Kentucky Higher Education Student Loan Corporation, Student Loan Revenue Bonds, Senior Series 2014A:
900	5.000%, 6/01/22 (Alternative Minimum Tax)	No Opt. Call	A	1,003,275
700	5.000%, 6/01/23 (Alternative Minimum Tax)	No Opt. Call	A	789,299
400	5.000%, 6/01/24 (Alternative Minimum Tax)	No Opt. Call	A	454,660
1,500	Louisville-Jefferson County Metro Government, Kentucky, Revenue Bonds, Bellarmine University Inc. Project, Refunding & Improvement Series 2008A, 6.000%, 5/01/38	5/18 at 100.00	Baa3	1,548,090
	Louisville-Jefferson County Metro Government, Kentucky, Revenue Bonds, Bellarmine University Inc. Project, Refunding & Improvement Series 2015:
1,790	5.000%, 5/01/31	5/25 at 100.00	Baa3	1,944,531
1,210	5.000%, 5/01/40	5/25 at 100.00	Baa3	1,261,848
	Murray State University, Kentucky, General Receipts Bonds, Series 2015A:
1,125	5.000%, 3/01/26	3/25 at 100.00	Aa3	1,345,815
1,075	5.000%, 3/01/27	3/25 at 100.00	Aa3	1,275,477
2,290	Northern Kentucky University, General Receipts Bonds, Refunding Series 2016A, 5.000%, 9/01/23	No Opt. Call	Aa3	2,750,244
	University of Kentucky, General Receipts Bonds, Refunding Series 2012A:
1,185	5.000%, 5/01/20	No Opt. Call	AA	1,321,642
2,340	5.000%, 5/01/21	No Opt. Call	AA	2,689,877
4,000	University of Kentucky, General Receipts Bonds, Refunding Series 2015B, 5.000%, 10/01/27	4/25 at 100.00	AA	4,824,120
2,000	University of Kentucky, General Receipts Bonds, Series 2015A, 5.000%, 4/01/29	4/25 at 100.00	AA	2,383,840
	University of Louisville, Kentucky, Revenue Bonds, General Receipts Series 2011A:
150	5.000%, 9/01/20	No Opt. Call	AA-	168,331
2,005	5.000%, 9/01/26	9/21 at 100.00	AA-	2,276,858
1,910	University of Louisville, Kentucky, Revenue Bonds, General Receipts Series 2012A, 5.000%, 9/01/25	9/21 at 100.00	AA-	2,176,560
	Western Kentucky University, General Receipts Revenue Bonds, Series 2016A:
2,690	5.000%, 9/01/25	No Opt. Call	Aa3	3,243,306
2,820	5.000%, 9/01/26	9/25 at 100.00	Aa3	3,362,596
35,970	Total Education and Civic Organizations			41,202,091
50      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care – 23.0%
	Glasgow, Kentucky, Healthcare Revenue Bonds, T.J. Samson Community Hospital Project, Series 2011:
$ 100	5.350%, 2/01/24	8/21 at 100.00	BBB-	$109,950
2,000	6.375%, 2/01/35	8/21 at 100.00	BBB-	2,237,480
3,310	6.450%, 2/01/41	8/21 at 100.00	BBB-	3,690,749
8,000	Kentucky Bond Development Corporation, Hospital Revenue Bonds, Saint Elizabeth Medical Center, Inc., Refunding Series 2016, 5.000%, 5/01/39	5/26 at 100.00	AA	9,202,960
	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2009A:
1,100	5.375%, 8/15/24	8/18 at 100.00	A	1,151,018
7,090	5.625%, 8/15/27	8/18 at 100.00	A	7,421,387
	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011:
1,500	5.000%, 8/15/42	8/21 at 100.00	A	1,589,010
3,000	5.250%, 8/15/46	8/21 at 100.00	A	3,205,920
3,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2017B, 5.000%, 8/15/46	8/27 at 100.00	A	3,288,720
500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A, 5.250%, 6/01/41	6/27 at 100.00	BBB	562,955
	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical Health System, Series 2010A:
3,925	5.500%, 6/01/21	6/20 at 100.00	BBB	4,437,605
5,150	6.500%, 3/01/45	6/20 at 100.00	BBB	5,974,257
1,295	Kentucky Economic Development Finance Authority, Revenue Bonds, Catholic Health Initiatives, Refunding Series 2009A, 5.000%, 5/01/24	5/19 at 100.00	BBB+	1,361,589
10,000	Kentucky Economic Development Finance Authority, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	BBB+	10,775,100
3,320	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A, 5.000%, 12/01/26	6/22 at 100.00	BBB+	3,659,935
2,000	Murray, Kentucky, Hospital Facilities Revenue Bonds, Murray-Calloway County Public Hospital Corporation Project, Refunding Series 2016, 5.000%, 8/01/37	8/26 at 100.00	Baa3	2,174,520
7,500	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 6.500%, 3/01/41	3/21 at 100.00	A3	8,500,950
8,000	Russell, Kentucky, Revenue Bonds, Bon Secours Health System, Series 2013, 5.000%, 11/01/26	11/22 at 100.00	A	9,198,000
3,250	Warren County, Kentucky, Hospital Refunding Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2013, 5.000%, 4/01/35	4/23 at 100.00	A+	3,582,540
	Warren County, Kentucky, Hospital Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2012A:
1,980	5.000%, 10/01/33	10/22 at 100.00	A+	2,166,595
2,000	5.000%, 10/01/37	10/22 at 100.00	A+	2,172,080
78,020	Total Health Care			86,463,320
NUVEEN      51

Nuveen Kentucky Municipal Bond Fund (continued)
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 0.3%
$ 1,140	Kentucky Housing Corporation, Conduit Multifamily Mortgage Revenue Bonds, Florence Homes III Apartments Project, Series 2005B, 5.000%, 6/01/35 (Alternative Minimum Tax) (Mandatory Put 6/01/23)	8/17 at 100.00	N/R	$ 1,142,565
	Housing/Single Family – 0.6%
	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2011B:
150	3.000%, 1/01/21	No Opt. Call	AAA	159,169
485	3.000%, 7/01/21	No Opt. Call	AAA	517,282
705	3.100%, 7/01/22	7/21 at 100.00	AAA	751,544
360	3.300%, 1/01/23	7/21 at 100.00	AAA	382,918
495	3.300%, 7/01/23	7/21 at 100.00	AAA	528,645
2,195	Total Housing/Single Family			2,339,558
	Tax Obligation/General – 0.8%
365	Crittenden County, Kentucky, General Obligation Bonds, Series 2007, 6.000%, 12/01/27	12/17 at 100.00	N/R	369,709
2,205	Louisville and Jefferson County Metropolitan Government, Kentucky, General Obligation Bonds, Center City Project Series 2016, 4.000%, 12/01/30	12/25 at 100.00	AAA	2,442,765
200	Louisville and Jefferson County Metropolitan Government, Kentucky, General Obligation Bonds, Series 2010, 4.000%, 11/01/17	No Opt. Call	AAA	202,718
2,770	Total Tax Obligation/General			3,015,192
	Tax Obligation/Limited – 21.2%
	Barren County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2015:
1,250	5.000%, 8/01/24	No Opt. Call	Aa3	1,521,775
1,760	5.000%, 8/01/25	2/25 at 100.00	Aa3	2,138,523
1,000	Kentucky Asset/Liability Commission, General Fund Revenue Project Notes, Federal Highway Trust Fund First Series 2010A, 5.000%, 9/01/21	9/20 at 100.00	AA	1,115,310
2,000	Kentucky Bond Development Corporation, Tax Increment Revenue Bonds, Summit Lexington Project, Series 2016A, 4.400%, 10/01/24	No Opt. Call	N/R	1,945,740
	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1:
1,950	5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA	2,018,621
3,450	6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA	3,583,619
4,630	6.000%, 12/01/38 – AGC Insured	6/18 at 100.00	AA	4,805,060
9,350	6.000%, 12/01/42 – AGC Insured	6/18 at 100.00	AA	9,703,523
	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A2:
3,505	0.000%, 12/01/22 – AGC Insured	No Opt. Call	AA	3,012,022
3,750	0.000%, 12/01/23 – AGC Insured	No Opt. Call	AA	3,089,250
5,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Tender Option Bond Trust 2016-XG0027, 18.353%, 12/01/28 – AGC Insured (IF)	6/18 at 100.00	AA	5,703,800
	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 115, Series 2017:
7,000	5.000%, 4/01/32 (UB) (4)	4/27 at 100.00	Aa3	8,190,770
6,000	5.000%, 4/01/38	4/27 at 100.00	Aa3	6,882,900
52      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 125	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 84, Series 2005, 5.000%, 8/01/19 – NPFG Insured	No Opt. Call	AA-	$135,070
	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 93, Refunding Series 2009:
285	5.250%, 2/01/28 – AGC Insured	2/19 at 100.00	AA	303,747
285	5.250%, 2/01/29 – AGC Insured	2/19 at 100.00	AA	303,747
2,000	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2010A, 5.000%, 7/01/20	No Opt. Call	Aa2	2,232,580
1,800	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2011A, 5.000%, 7/01/24	7/21 at 100.00	Aa2	2,057,832
	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2012A:
500	5.000%, 7/01/24	7/22 at 100.00	Aa2	584,940
4,000	5.000%, 7/01/30	7/22 at 100.00	Aa2	4,553,360
6,740	5.000%, 7/01/31	7/22 at 100.00	Aa2	7,642,823
	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A:
2,990	5.000%, 6/01/20	No Opt. Call	Aa3	3,319,588
1,000	5.000%, 6/01/21	No Opt. Call	Aa3	1,139,220
3,000	5.250%, 6/01/29	6/21 at 100.00	Aa3	3,346,200
500	Pendleton County, Kentucky, Leasing Trust Revenue Bonds, Kentucky Association of Counties, Series 1993A, 6.400%, 3/01/19	No Opt. Call	B	522,050
73,870	Total Tax Obligation/Limited			79,852,070
	Transportation – 10.0%
	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern Kentucky International Airport, Series 2016:
1,635	5.000%, 1/01/25	No Opt. Call	A+	1,944,309
1,855	5.000%, 1/01/30	1/26 at 100.00	A+	2,149,073
1,750	5.000%, 1/01/31	1/26 at 100.00	A+	2,015,948
1,620	5.000%, 1/01/32	1/26 at 100.00	A+	1,858,253
1,520	5.000%, 1/01/33	1/26 at 100.00	A+	1,763,474
2,000	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Capital Appreciation Series 2013B, 0.000%, 7/01/23	No Opt. Call	Baa3	1,659,700
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A:
475	5.000%, 7/01/17	No Opt. Call	Baa3	476,126
250	5.750%, 7/01/49	7/23 at 100.00	Baa3	279,303
10,000	6.000%, 7/01/53	7/23 at 100.00	Baa3	11,370,200
	Lexington-Fayette Urban County Government, Kentucky, General Airport Revenue Refunding Bonds, Series 2012B:
1,215	5.000%, 7/01/29 (Alternative Minimum Tax)	7/22 at 100.00	AA	1,375,574
1,100	5.000%, 7/01/31 (Alternative Minimum Tax)	7/22 at 100.00	AA	1,234,398
1,000	5.000%, 7/01/38	7/22 at 100.00	AA	1,109,040
NUVEEN      53

Nuveen Kentucky Municipal Bond Fund (continued)
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Louisville Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Refunding Series 2014A:
$ 1,250	5.000%, 7/01/21 (Alternative Minimum Tax)	No Opt. Call	A+	$1,424,775
1,625	5.000%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	A+	1,887,259
1,555	5.000%, 7/01/31 (Alternative Minimum Tax)	7/24 at 100.00	A+	1,763,774
1,500	5.000%, 7/01/32 (Alternative Minimum Tax)	7/24 at 100.00	A+	1,696,260
	River City Inc. Parking Authority, Kentucky, First Mortgage Bonds, Refunding Series 2016B:
1,495	5.000%, 12/01/26	6/26 at 100.00	AA	1,829,506
1,575	5.000%, 12/01/27	6/26 at 100.00	AA	1,912,743
33,420	Total Transportation			37,749,715
	U.S. Guaranteed – 17.2% (5)
	Campbell & Kenton Counties Sanitation District 1, Kentucky, Revenue Bonds, Series 2007:
225	5.000%, 8/01/21 (Pre-refunded 8/01/17) – NPFG Insured	8/17 at 100.00	AA (5)	226,568
1,795	5.000%, 8/01/24 (Pre-refunded 8/01/17) – NPFG Insured	8/17 at 100.00	AA (5)	1,807,511
3,360	Christian County, Kentucky, Hospital Revenue Refunding Bonds, Jennie Stuart Medical Center, Series 2006A, 5.500%, 2/01/36 (Pre-refunded 2/01/18) – AGC Insured	2/18 at 100.00	AA (5)	3,465,101
	Crittenden County, Kentucky, General Obligation Bonds, Series 2007:
720	6.000%, 12/01/27 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (5)	738,598
1,605	6.250%, 12/01/32 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (5)	1,648,447
2,190	6.500%, 12/01/37 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (5)	2,252,021
165	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.375%, 6/01/40 (Pre-refunded 6/01/20)	6/20 at 100.00	BBB (5)	190,801
	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Saint Elizabeth Medical Center, Refunding & Improvement Series 2009A:
210	5.375%, 5/01/34 (Pre-refunded 5/01/19)	5/19 at 100.00	AA (5)	227,522
5,010	5.500%, 5/01/39 (Pre-refunded 5/01/19)	5/19 at 100.00	AA (5)	5,439,908
2,500	Kentucky Municipal Power Agency, Power Supply System Revenue Bonds, Prairie State Project, Tender Option Bond Trust 2016-XG0055, 16.356%, 9/01/42 (Pre-refunded 9/01/17) – NPFG Insured (IF) (4)	9/17 at 100.00	AA+ (5)	2,610,650
	Kentucky Municipal Power Agency, Power System Revenue Bonds, Prairie State Project Series 2007A:
1,435	5.000%, 9/01/37 (Pre-refunded 9/01/17) – NPFG Insured	9/17 at 100.00	AA- (5)	1,449,996
5,065	5.000%, 9/01/37 (Pre-refunded 9/01/17) – NPFG Insured	9/17 at 100.00	AA- (5)	5,117,929
4,600	5.250%, 9/01/42 (Pre-refunded 9/01/17) – NPFG Insured	9/17 at 100.00	AA- (5)	4,650,922
7,535	5.250%, 9/01/42 (Pre-refunded 9/01/17) – NPFG Insured (UB) (4)	9/17 at 100.00	AA+ (5)	7,618,412
	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 93, Refunding Series 2009:
2,215	5.250%, 2/01/28 (Pre-refunded 2/01/19) – AGC Insured	2/19 at 100.00	AA (5)	2,372,841
2,215	5.250%, 2/01/29 (Pre-refunded 2/01/19) – AGC Insured	2/19 at 100.00	AA (5)	2,372,841
25	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2008A, 5.000%, 7/01/28 (Pre-refunded 7/01/18)	7/18 at 100.00	Aa2 (5)	26,119
54      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 2,820	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2009A, 5.000%, 7/01/29 (Pre-refunded 7/01/19)	7/19 at 100.00	Aa2 (5)	$3,054,398
2,055	Louisville-Jefferson County Metropolitan Government, Kentucky, Health Facilities Revenue Bonds, Jewish Hospital & Saint Mary's HealthCare Inc. Project, Series 2008, 6.125%, 2/01/37 (Pre-refunded 2/01/18)	2/18 at 100.00	Aaa	2,128,364
2,000	Northern Kentucky Water District, Revenue Bonds, Series 2009, 6.500%, 2/01/33 (Pre-refunded 8/01/18) – AGM Insured	8/18 at 100.00	Aa3 (5)	2,131,960
65	Owensboro, Kentucky, Water Revenue Bonds, Refunding & Improvement Series 2009, 5.000%, 9/15/29 (Pre-refunded 9/15/18) – AGC Insured	9/18 at 100.00	AA (5)	68,478
	Paducah, Kentucky, Electric Plant Board Revenue Bonds, Series 2009A:
3,995	5.000%, 10/01/25 (Pre-refunded 4/01/19)	4/19 at 100.00	A- (5)	4,287,554
95	5.000%, 10/01/28 (Pre-refunded 4/01/19) – AGC Insured	4/19 at 100.00	A- (5)	101,957
8,880	5.250%, 10/01/35 (Pre-refunded 4/01/19) – AGC Insured	4/19 at 100.00	AA (5)	9,570,598
1,000	Warren County, Kentucky, Hospital Facilities Revenue Bonds, Community Hospital, Series 2007A, 5.000%, 8/01/29 (Pre-refunded 8/01/17)	8/17 at 100.00	A+ (5)	1,007,040
61,780	Total U.S. Guaranteed			64,566,536
	Utilities – 9.4%
	Frankfort Electric & Water Plant Board, Kentucky, Electric and Water Revenue Bonds, Series 2015A:
155	4.000%, 12/01/17 – AGM Insured	No Opt. Call	AA	157,368
40	4.000%, 12/01/18 – AGM Insured	No Opt. Call	AA	41,737
4,740	Owen County, Kentucky, Waterworks System Revenue Bonds, Kentucky-American Water Company Project, Series 2009A, 6.250%, 6/01/39	6/19 at 100.00	A	5,112,422
5,315	Owen County, Kentucky, Waterworks System Revenue Bonds, Kentucky-American Water Company Project, Series 2009B, 5.625%, 9/01/39	9/19 at 100.00	A	5,709,851
13,300	Owensboro, Kentucky, Electric Light and Power System Revenue Bonds, Series 1991B, 0.000%, 1/01/18 – AMBAC Insured	No Opt. Call	A3	13,213,284
2,000	Paducah, Kentucky, Electric Plant Board Revenue Bonds, Refunding Series 2016A, 5.000%, 10/01/33 – AGM Insured	10/26 at 100.00	AA	2,293,620
	Paducah, Kentucky, Electric Plant Board Revenue Bonds, Series 2009A:
2,945	5.000%, 10/01/20 – AGC Insured	4/19 at 100.00	AA	3,125,676
5	5.250%, 10/01/35 – AGC Insured	4/19 at 100.00	AA	5,306
	Princeton Electric Plant Board, Kentucky, Revenue Bonds, Refunding Series 2015:
225	5.000%, 11/01/21 – AGM Insured	No Opt. Call	AA	257,213
1,000	5.000%, 11/01/25 – AGM Insured	5/25 at 100.00	AA	1,208,870
1,100	5.000%, 11/01/34 – AGM Insured	5/25 at 100.00	AA	1,255,639
1,635	5.000%, 11/01/37 – AGM Insured	5/25 at 100.00	AA	1,852,782
	Russellville, Kentucky, Electric Plant Board Electric Revenue Bonds, Refunding Series 2015A:
380	5.000%, 8/01/22 – BAM Insured	No Opt. Call	AA	442,997
405	5.000%, 8/01/24 – BAM Insured	No Opt. Call	AA	482,161
33,245	Total Utilities			35,158,926
NUVEEN      55

Nuveen Kentucky Municipal Bond Fund (continued)
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer – 8.4%
$ 2,750	Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Program Revenue Bonds, Series 2012A, 5.000%, 2/01/30	2/22 at 100.00	AAA	$3,192,750
	Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Program Revenue Bonds, Tender Option Bond Trust 2015-XF2109:
1,330	15.782%, 2/01/25 (IF) (4)	No Opt. Call	AAA	2,605,137
1,070	16.001%, 2/01/26 (IF) (4)	2/25 at 100.00	AAA	2,006,036
170	Kentucky Rural Water Finance Corporation, Multimodal Public Projects Revenue Bonds, Flexible Term Program, Series 2001A, 5.375%, 2/01/20	8/17 at 100.00	A+	170,620
	Logan/Todd Regional Water Commission, Kentucky, Revenue Bonds, Refunding Series 2016A:
1,005	5.000%, 7/01/25 – AGM Insured	No Opt. Call	AA	1,226,502
1,060	5.000%, 7/01/26 – AGM Insured	No Opt. Call	AA	1,301,701
1,115	5.000%, 7/01/27 – AGM Insured	7/26 at 100.00	AA	1,357,446
1,175	5.000%, 7/01/28 – AGM Insured	7/26 at 100.00	AA	1,419,788
1,240	5.000%, 7/01/29 – AGM Insured	7/26 at 100.00	AA	1,486,599
7,500	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Refunding Series 2011A, 5.000%, 5/15/28	11/21 at 100.00	AA	8,608,050
795	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2014A, 5.000%, 5/15/27	11/24 at 100.00	AA	957,013
	Northern Kentucky Water District, Revenue Bonds, Series 2012:
2,690	5.000%, 2/01/22	No Opt. Call	Aa3	3,105,928
3,495	5.000%, 2/01/26	2/22 at 100.00	Aa3	3,975,143
130	Owensboro, Kentucky, Water Revenue Bonds, Refunding & Improvement Series 2009, 5.000%, 9/15/29 – AGC Insured	9/18 at 100.00	AA	135,967
25,525	Total Water and Sewer			31,548,680

$ 347,935	Total Long-Term Investments (cost $364,514,484)			383,038,653
	Floating Rate Obligations – (3.0)%			(11,250,000)
	Other Assets Less Liabilities – 1.1%			4,201,280
	Net Assets – 100%			$ 375,989,933
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(IF)	Inverse floating rate investment.
(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.
See accompanying notes to financial statements.
56      NUVEEN

Nuveen Michigan Municipal Bond Fund
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 100.8%
	MUNICIPAL BONDS – 100.8%
	Consumer Staples – 2.4%
$ 3,030	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien Series 2007A, 6.000%, 6/01/34	6/17 at 100.00	B-	$3,034,727
2,215	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	B2	2,306,369
5,245	Total Consumer Staples			5,341,096
	Education and Civic Organizations – 25.6%
1,480	Central Michigan University Board of Trustees, General Revenue Bonds, Refunding Series 2014, 5.000%, 10/01/39	10/24 at 100.00	Aa3	1,680,792
	Ferris State University, Michigan, General Revenue Bonds, Refunding Series 2016:
2,575	5.000%, 10/01/33	10/26 at 100.00	A1	3,030,414
2,695	5.000%, 10/01/34	10/26 at 100.00	A1	3,157,166
350	Grand Valley State University, Michigan, General Revenue Bonds, Refunding Series 2014B, 5.000%, 12/01/28	12/24 at 100.00	A+	410,155
1,000	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hanley International Academy, Inc. Project, Series 2010A, 6.125%, 9/01/40	9/20 at 100.00	BBB-	1,040,260
500	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Holly Academy Project, Refunding Series 2011, 7.750%, 10/01/30	10/21 at 100.00	BBB-	554,670
830	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011, 7.000%, 10/01/31	10/21 at 100.00	BB-	830,498
1,000	Michigan State University, General Revenue Bonds, Refunding Series 2010C, 5.000%, 2/15/40	2/20 at 100.00	AA+	1,083,420
1,060	Michigan State University, General Revenue Bonds, Series 2013A, 5.000%, 8/15/20	No Opt. Call	AA+	1,193,072
4,370	Michigan State University, General Revenue Bonds, Series 2015A, 5.000%, 8/15/40	8/25 at 100.00	AA+	5,080,737
1,800	Michigan Technological University, General Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/45	10/25 at 100.00	A1	2,021,274
1,000	Oakland University, Michigan, General Revenue Bonds, Series 2016, 5.000%, 3/01/47	3/26 at 100.00	A1	1,131,390
515	Saginaw Valley State University, Michigan, General Revenue Bonds, Refunding Series 2016A, 5.000%, 7/01/35	7/26 at 100.00	A1	589,742
	University of Michigan, General Revenue Bonds, Refunding Series 2017A:
5,000	4.000%, 4/01/26	No Opt. Call	AAA	5,865,700
1,000	5.000%, 4/01/34	4/27 at 100.00	AAA	1,210,900
1,190	5.000%, 4/01/35	4/27 at 100.00	AAA	1,436,366
3,000	5.000%, 4/01/36	4/27 at 100.00	AAA	3,609,540
3,000	University of Michigan, General Revenue Bonds, Series 2014A, 5.000%, 4/01/44	4/24 at 100.00	AAA	3,429,840
NUVEEN      57

Nuveen Michigan Municipal Bond Fund (continued)
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	University of Michigan, General Revenue Bonds, Series 2015:
$ 2,475	5.000%, 4/01/30	4/26 at 100.00	AAA	$3,023,509
2,275	5.000%, 4/01/40 (UB) (4)	4/26 at 100.00	AAA	2,677,834
3,600	5.000%, 4/01/46 (UB) (4)	4/26 at 100.00	AAA	4,215,852
4,000	5.000%, 4/01/46	4/26 at 100.00	AAA	4,684,280
2,785	Wayne State University, Michigan, General Revenue Bonds, Refunding Series 2016A, 5.000%, 11/15/31	5/26 at 100.00	Aa3	3,252,908
650	Western Michigan University, General Revenue Bonds, Refunding Series 2015A, 5.000%, 11/15/45	5/25 at 100.00	A1	728,201
48,150	Total Education and Civic Organizations			55,938,520
	Health Care – 8.6%
1,000	Grand Traverse County Hospital Financial Authority, Michigan, Revenue Bonds, Munson Healthcare, Refunding Series 2011A, 5.000%, 7/01/29	7/21 at 100.00	AA-	1,103,000
	Kent Hospital Finance Authority, Michigan, Revenue Refunding Bonds, Spectrum Health System, Refunding Series 2011C:
2,135	5.000%, 1/15/31	1/22 at 100.00	AA	2,341,134
365	5.000%, 1/15/42	1/22 at 100.00	AA	393,820
720	Michigan Finance Authority, Hospital Revenue Bonds, Beaumont Health Credit Group, Refunding Series 2015A, 5.000%, 8/01/32	8/24 at 100.00	A1	820,174
2,335	Michigan Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2016, 5.000%, 11/15/41	11/26 at 100.00	A	2,634,908
1,875	Michigan Finance Authority, Hospital Revenue Bonds, MidMichigan Health Credit Group, Refunding Series 2014, 5.000%, 6/01/39	6/24 at 100.00	A+	2,087,644
1,250	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Refunding Series 2015, 5.000%, 11/15/45	5/25 at 100.00	A+	1,393,900
	Michigan Finance Authority, Revenue Bonds, Oakwood Obligated Group, Refunding Series 2012:
1,670	5.000%, 11/01/25	11/22 at 100.00	A1	1,915,156
1,250	5.000%, 11/01/42	11/22 at 100.00	A1	1,370,175
2,295	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	12/21 at 100.00	AA-	2,601,520
2,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009C, 5.000%, 12/01/48	6/22 at 100.00	AA-	2,161,200
16,895	Total Health Care			18,822,631
	Tax Obligation/General – 18.5%
690	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, Refunding Series 2012, 5.000%, 5/01/29	5/22 at 100.00	Aa1	804,885
1,350	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, School Building & Site Series 2015, 5.000%, 5/01/25	No Opt. Call	Aa2	1,650,739
1,945	Byron Center Public Schools, Kent County, Michigan, General Obligation Bonds, School Building & Site Series 2017I, 5.000%, 5/01/47 (WI/DD, Settling 6/28/17)	5/27 at 100.00	AA-	2,236,731
1,515	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, School Building & Site Series 2014, 5.000%, 5/01/39	5/24 at 100.00	AA-	1,709,011
370	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Series 1998C, 5.250%, 5/01/25 – FGIC Insured	No Opt. Call	AA+	426,828
58      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Grand Rapids Public Schools, Kent County, Michigan, General Obligation Bonds, Refunding School Building & Site Series 2016:
$ 4,325	5.000%, 5/01/29 – AGM Insured	5/26 at 100.00	AA	$5,169,197
1,555	5.000%, 5/01/38 – AGM Insured	5/26 at 100.00	AA	1,782,294
1,060	Homer Community School District, Calhourn, Jackson, Hillsdale and Branch Counties, Michigan, General Obligation Bonds, School Building & Site, Series 2011B, 5.500%, 5/01/41	5/21 at 100.00	AA-	1,145,796
1,450	Jackson, Jackson County, Michigan, Downtown Development Bonds, Series 2001, 0.000%, 6/01/21 – AGM Insured	No Opt. Call	AA	1,345,788
	Kalamazoo County, Michigan, General Obligation Bonds, Juvenile Home Facilities Series 2017:
500	5.000%, 4/01/26	No Opt. Call	AA+	617,030
500	5.000%, 4/01/31	4/27 at 100.00	AA+	604,480
1,075	Kent County, Michigan, General Obligation Bonds, Limited Tax Series 2015, 5.000%, 1/01/35	1/25 at 100.00	AAA	1,248,301
1,500	Kent County, Michigan, General Obligation Bonds, Refunding Limited Tax Series 2015, 5.000%, 1/01/31	1/25 at 100.00	AAA	1,779,180
1,230	Michigan Municipal Bond Authority, AMBAC Insured Bonds, Series 2007B-A, 5.000%, 12/01/34 – AMBAC Insured	6/17 at 100.00	N/R	1,230,185
1,000	Michigan State, General Obligation Bonds, Environmental Program, Refunding Series 2011A, 5.000%, 12/01/22	12/21 at 100.00	Aa1	1,159,350
2,585	Michigan State, General Obligation Bonds, Environmental Program, Refunding Series 2015A, 5.000%, 12/01/27	12/25 at 100.00	Aa1	3,165,022
1,765	Michigan State, General Obligation Bonds, Environmental Program, Series 2014A, 5.000%, 12/01/28	12/24 at 100.00	Aa1	2,116,535
	Muskegon County, Michigan, General Obligation Water Supply System Bonds, Refunding Series 2015:
550	5.000%, 11/01/33	11/25 at 100.00	AA	633,925
1,290	5.000%, 11/01/36	11/25 at 100.00	AA	1,465,208
1,020	Okemos Public School District, Ingham County, Michigan, General Obligation Refunding Bonds, Series 1993, 0.000%, 5/01/18 – NPFG Insured	No Opt. Call	Aa2	1,008,770
1,100	Ottawa County, Michigan, General Obligation Bonds, Sewer Disposal System, Series 2010, 5.000%, 5/01/37	5/20 at 100.00	Aaa	1,205,160
600	Royal Oak City School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2014, 5.000%, 5/01/21	No Opt. Call	Aa2	686,316
1,915	South Haven Public Schools, Van Buren County, Michigan, General Obligation Bonds, School Building & Site, Series 2014A, 5.000%, 5/01/41 – BAM Insured	5/24 at 100.00	AA	2,152,575
150	South Haven, Van Buren County, Michigan, General Obligation Bonds, Capital Improvement Series 2009, 5.125%, 12/01/33 – AGC Insured	12/19 at 100.00	AA	162,869
4,170	Williamston Community School District, Michigan, Unlimited Tax General Obligation QSBLF Bonds, Series 1996, 5.500%, 5/01/25 – NPFG Insured	No Opt. Call	Aa2	4,801,171
35,210	Total Tax Obligation/General			40,307,346
NUVEEN      59

Nuveen Michigan Municipal Bond Fund (continued)
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 11.1%
	Grand Rapids Downtown Development Authority, Michigan, Tax Increment Revenue Bonds, Series 1994:
$ 3,985	0.000%, 6/01/17 – NPFG Insured	No Opt. Call	AA-	$3,985,000
3,295	0.000%, 6/01/18 – NPFG Insured	No Opt. Call	AA-	3,246,234
1,000	Lansing Township Downtown Development Authority, Ingham County, Michigan, Tax Increment Bonds, Series 2013A, 5.950%, 2/01/42	2/24 at 103.00	N/R	1,108,750
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Regional Convention Facility Authority Local Project, Series 2014H-1:
825	5.000%, 10/01/19	No Opt. Call	AA-	892,130
4,070	5.000%, 10/01/39	10/24 at 100.00	AA-	4,565,115
2,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2015-I, 5.000%, 4/15/38	10/25 at 100.00	Aa2	2,270,360
3,150	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2016-I, 5.000%, 4/15/41	10/26 at 100.00	Aa2	3,597,647
	Michigan State Trunk Line Fund Bonds, Series 2011:
1,015	5.000%, 11/15/33	11/21 at 100.00	AA+	1,150,259
700	5.000%, 11/15/36	11/21 at 100.00	AA+	791,042
685	Michigan State Trunk Line Fund Refunding Bonds, Refunding Series 2015, 5.000%, 11/15/22	No Opt. Call	AA+	816,328
1,500	Michigan State, Comprehensive Transportation Revenue Bonds, Refunding Series 2015, 5.000%, 11/15/29	11/24 at 100.00	AA+	1,784,925
22,225	Total Tax Obligation/Limited			24,207,790
	Transportation – 2.0%
1,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2011A, 5.000%, 12/01/21 (Alternative Minimum Tax)	No Opt. Call	A	1,145,960
	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2012A:
2,000	5.000%, 12/01/37	12/22 at 100.00	A	2,166,600
1,000	5.000%, 12/01/42 – AGM Insured	12/22 at 100.00	AA	1,089,590
4,000	Total Transportation			4,402,150
	U.S. Guaranteed – 15.2% (5)
660	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/23 (Pre-refunded 5/01/18)	5/18 at 100.00	Aa1 (5)	685,199
800	Ann Arbor, Michigan, General Obligation Bonds, Court & Police Facilities Capital Improvement Series 2008, 5.000%, 5/01/38 (Pre-refunded 5/01/18)	5/18 at 100.00	AA+ (5)	830,544
1,435	Bay City, Michigan, General Obligation Bonds, Series 2008B, 5.500%, 4/01/28 (Pre-refunded 4/01/18) – AGM Insured	4/18 at 100.00	AA (5)	1,490,821
	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2008:
145	5.000%, 1/01/28 (Pre-refunded 1/01/18)	1/18 at 100.00	Aa1 (5)	148,554
3,500	5.000%, 1/01/38 (Pre-refunded 1/01/18)	1/18 at 100.00	Aa1 (5)	3,585,785
2,000	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Series 2009, 5.100%, 1/01/39 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	AA (5)	2,132,080
450	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Allegiance Health, Refunding Series 2010A, 5.000%, 6/01/37 (Pre-refunded 6/01/20) – AGM Insured	6/20 at 100.00	AA (5)	502,146
60      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	Lansing Board of Water and Light, Michigan, Steam and Electric Utility System Revenue Bonds, Series 2008A:
$ 175	5.000%, 7/01/28 (Pre-refunded 7/01/18)	7/18 at 100.00	AA- (5)	$182,872
2,130	5.000%, 7/01/32 (Pre-refunded 7/01/18)	7/18 at 100.00	AA- (5)	2,225,807
3,000	Michigan Finance Authority, Hospital Revenue Bonds, Crittenton Hospital Medical Center, Refunding Series 2012A, 5.000%, 6/01/39 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (5)	3,526,440
10	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (5)	11,666
4,000	Michigan House of Representatives, Certificates of Participation, Series 1998, 0.000%, 8/15/23 – AMBAC Insured (ETM)	No Opt. Call	N/R (5)	3,594,320
500	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2010, 5.000%, 10/01/30 (Pre-refunded 10/01/20)	10/20 at 100.00	AAA	564,080
865	Michigan Municipal Bond Authority, Water Revolving Fund Revenue Bonds, Series 2007, 5.000%, 10/01/23 (Pre-refunded 10/01/17)	10/17 at 100.00	N/R (5)	877,058
3,300	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39 (Pre-refunded 11/15/19)	11/19 at 100.00	A (5)	3,681,183
1,000	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, MidMichigan Obligated Group, Series 2009A, 5.875%, 6/01/39 (Pre-refunded 6/01/19) – AGC Insured	6/19 at 100.00	AA+ (5)	1,097,790
350	Michigan State, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/25 (Pre-refunded 5/01/19)	5/19 at 100.00	Aa1 (5)	380,198
4,000	Ottawa County, Michigan, General Obligation Bonds, Water Supply System Series 2007, 5.000%, 8/01/30 (Pre-refunded 8/01/17) – NPFG Insured	8/17 at 100.00	Aaa	4,028,240
1,590	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2009W, 6.000%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	A1 (5)	1,759,637
1,200	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	1,309,200
500	Saginaw, Michigan, Water Supply System Revenue Bonds, Series 2008, 5.250%, 7/01/22 (Pre-refunded 7/01/18) – NPFG Insured	7/18 at 100.00	AA- (5)	523,725
31,610	Total U.S. Guaranteed			33,137,345
	Utilities – 8.0%
1,875	Holland, Michigan, Electric Utility System Revenue Bonds, Series 2014A, 5.000%, 7/01/31	7/21 at 100.00	AA	2,115,319
	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Refunding Series 2017A:
1,250	5.000%, 7/01/31	7/27 at 100.00	AA-	1,508,412
1,000	5.000%, 7/01/32	7/27 at 100.00	AA-	1,199,870
525	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2011A, 5.000%, 7/01/34	7/21 at 100.00	AA-	586,352
	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Tender Option Bond Trust 2016-XF0394:
250	15.966%, 7/01/37 (IF) (4)	7/21 at 100.00	AA-	366,020
800	15.966%, 7/01/37 (IF) (4)	7/21 at 100.00	AA-	1,171,264
NUVEEN      61

Nuveen Michigan Municipal Bond Fund (continued)
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Marquette, Michigan, Electric Utility System Revenue Bonds, Refunding Series 2016A:
$ 1,000	5.000%, 7/01/29	7/26 at 100.00	A	$1,181,080
1,230	5.000%, 7/01/32	7/26 at 100.00	A	1,432,802
1,000	5.000%, 7/01/33	7/26 at 100.00	A	1,160,550
3,000	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	A2	3,190,260
2,000	Michigan Public Power Agency, Revenue Bonds, Combustion Turbine 1 Project, Refunding Series 2011, 5.000%, 1/01/27 – AGM Insured	1/21 at 100.00	AA	2,188,300
1,000	Monroe County Economic Development Corporation, Michigan, Collateralized Limited Obligation Revenue Refunding Bonds, Detroit Edison Company, Series 1992AA, 6.950%, 9/01/22 – FGIC Insured	No Opt. Call	Aa3	1,257,610
14,930	Total Utilities			17,357,839
	Water and Sewer – 9.4%
	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Improvement & Refunding Series 2014:
1,500	5.000%, 1/01/35	1/24 at 100.00	Aa1	1,725,315
800	5.000%, 1/01/39	1/24 at 100.00	Aa1	911,312
350	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Improvement Series 2012, 5.000%, 1/01/32	1/23 at 100.00	Aa1	402,014
2,000	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Refunding Series 2010, 5.000%, 1/01/24	No Opt. Call	Aa1	2,431,640
1,250	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Refunding & Improvement Series 2016, 5.000%, 1/01/41	1/26 at 100.00	AA	1,442,000
	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Refunding Series 2015:
1,000	5.000%, 1/01/33	1/25 at 100.00	AA	1,156,740
1,000	5.000%, 1/01/35	1/25 at 100.00	AA	1,149,350
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1:
1,500	5.000%, 7/01/35 – AGM Insured	7/24 at 100.00	AA	1,702,410
1,220	5.000%, 7/01/37 – AGM Insured	7/24 at 100.00	AA	1,377,953
3,000	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014D-2, 5.000%, 7/01/27 – AGM Insured	7/24 at 100.00	AA	3,504,240
365	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Series 2012, 5.000%, 10/01/32	10/22 at 100.00	AAA	425,345
2,685	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Subordinate Refunding Series 2016B, 5.000%, 10/01/25	No Opt. Call	AAA	3,348,839
245	Michigan Municipal Bond Authority, Drinking Water Revolving Fund Revenue Bonds, Series 2004, 5.000%, 10/01/24	7/17 at 100.00	AAA	245,826
135	Michigan Municipal Bond Authority, Water Revolving Fund Revenue Bonds, Series 2007, 5.000%, 10/01/23	10/17 at 100.00	AAA	136,859
62      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 500	Saginaw, Michigan, Water Supply System Revenue Bonds, Series 2011A, 5.000%, 7/01/31 – AGM Insured	8/21 at 100.00	AA	$ 560,255
17,550	Total Water and Sewer			20,520,098

$ 195,815	Total Long-Term Investments (cost $210,440,778)			220,034,815
	Floating Rate Obligations – (2.2)%			(4,700,000)
	Other Assets Less Liabilities – 1.4%			2,933,723
	Net Assets – 100%			$ 218,268,538
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.
(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.
NUVEEN      63

Nuveen Missouri Municipal Bond Fund
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.7%
	MUNICIPAL BONDS – 98.7%
	Consumer Staples – 2.8%
$ 3,000	Cape Girardeau County Industrial Development Authority, Missouri, Solid Waste Disposal Revenue Bonds, Procter & Gamble Products Company Project, Series 1998, 5.300%, 5/15/28 (Alternative Minimum Tax)	11/17 at 100.00	AA-	$3,006,900
8,840	Missouri Development Finance Board, Solid Waste Disposal Revenue Bonds, Procter and Gamble Inc., Series 1999, 5.200%, 3/15/29 (Alternative Minimum Tax)	No Opt. Call	AA-	10,897,245
11,840	Total Consumer Staples			13,904,145
	Education and Civic Organizations – 12.3%
3,000	Callaway County Industrial Development Authority, Missouri, Revenue Bonds, Westminster College Project, Refunding Series 2012C, 5.250%, 8/01/37	8/22 at 100.00	N/R	3,092,730
1,200	Curators of the University of Missouri, System Facilities Revenue Bonds, Refunding Series 2014A, 4.000%, 11/01/33	11/24 at 100.00	AA+	1,301,676
1,000	Lincoln University, Missouri, Auxiliary System Revenue Bonds, Series 2007, 5.125%, 6/01/37 – AGC Insured	6/17 at 100.00	AA	1,003,270
1,025	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Kansas City University of Medicine and Biosciences, Series 2013A, 5.000%, 6/01/33	6/23 at 100.00	A1	1,135,023
2,000	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Kansas City University of Medicine and Biosciences, Series 2017A, 5.000%, 6/01/47	6/27 at 100.00	A1	2,265,500
3,000	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43	5/23 at 100.00	BBB+	3,302,910
	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Southwest Baptist University Project, Series 2012:
420	3.000%, 10/01/18	No Opt. Call	BBB-	423,553
575	3.500%, 10/01/22	No Opt. Call	BBB-	594,194
3,470	5.000%, 10/01/33	10/22 at 100.00	BBB-	3,645,860
2,255	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, University of Central Missouri, Series 2013C-2, 5.000%, 10/01/34	10/23 at 100.00	A+	2,541,002
3,870	Missouri Health and Educational Facilities Authority, Revenue Bonds, A.T. Still University of Health Sciences, Series 2011, 5.250%, 10/01/41	10/21 at 100.00	A-	4,328,440
3,620	Missouri Health and Educational Facilities Authority, Revenue Bonds, A.T. Still University of Health Sciences, Series 2014, 5.000%, 10/01/39	10/23 at 100.00	A-	4,043,504
1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Maryville University of St. Louis Project, Series 2015, 5.000%, 6/15/44	6/25 at 100.00	BBB+	1,078,130
1,500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 1999, 6.000%, 10/01/25	10/18 at 103.00	BB+	1,598,685
64      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 2011A:
$ 2,500	6.500%, 10/01/30	10/18 at 103.00	BB+	$2,670,375
1,300	6.500%, 10/01/35	10/18 at 103.00	BB+	1,385,228
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis University, Series 2015A:
1,500	5.000%, 10/01/38	10/25 at 100.00	AA-	1,728,045
7,000	4.000%, 10/01/42	10/25 at 100.00	AA-	7,307,510
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis University, Series 2017A:
600	4.000%, 10/01/36	4/27 at 100.00	AA-	633,456
1,005	5.000%, 10/01/42	4/27 at 100.00	AA-	1,163,890
6,600	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2011B, 5.000%, 11/15/37	11/21 at 100.00	AAA	7,434,372
1,220	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Refunding Series 2017, 4.000%, 4/01/34 (WI/DD, Settling 6/27/17)	4/27 at 100.00	A2	1,288,637
2,400	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Series 2011, 5.000%, 4/01/36	4/21 at 100.00	A2	2,750,856
1,000	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A, 5.350%, 6/15/32	6/18 at 100.00	N/R	1,001,110
1,175	Southeast Missouri State University, System Facilities Revenue Bonds, Refunding Series 2016A, 3.000%, 4/01/30	4/25 at 100.00	A	1,196,796
510	Southeast Missouri State University, System Facilities Revenue Bonds, Refunding Series 2016C, 3.000%, 4/01/29 – BAM Insured	4/24 at 100.00	AA	521,807
860	Truman State University, Missouri, Housing System Revenue Bonds, Refunding Series 2015, 3.750%, 6/01/33	6/23 at 100.00	A1	890,392
55,605	Total Education and Civic Organizations			60,326,951
	Health Care – 21.8%
	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series 2016:
1,455	5.000%, 8/01/29	8/26 at 100.00	A	1,657,769
1,000	5.000%, 8/01/30	8/26 at 100.00	A	1,132,500
	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2013A:
530	3.375%, 6/01/28	6/22 at 100.00	AA-	547,882
4,000	5.000%, 6/01/33	6/22 at 100.00	AA-	4,368,880
1,000	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2016, 5.000%, 6/01/39	6/26 at 100.00	AA-	1,131,440
	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007:
1,490	5.000%, 6/01/27	6/17 at 100.00	BB+	1,490,670
3,050	5.000%, 6/01/36	6/17 at 100.00	BB+	3,050,183
1,600	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2016A, 6.000%, 3/01/33	3/23 at 103.00	N/R	1,695,840
NUVEEN      65

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 1,090	Citizens Memorial Hospital District of Polk County, Missouri, Hospital Revenue Bonds, Refunding Series 2012, 5.000%, 8/01/28	8/19 at 100.00	N/R	$1,107,505
	Clinton County Industrial Development Authority, Missouri, Revenue Bonds, Cameron Regional Medical Center, Series 2007:
1,250	5.000%, 12/01/32	12/17 at 100.00	N/R	1,254,038
4,995	5.000%, 12/01/37	12/17 at 100.00	N/R	5,008,686
	Grundy County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Wright Memorial Hospital, Series 2009:
1,120	5.650%, 9/01/22	9/19 at 100.00	BBB-	1,198,758
1,000	5.750%, 9/01/23	9/19 at 100.00	BBB-	1,070,250
800	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2011, 5.500%, 2/15/31	2/21 at 100.00	A-	879,040
	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2015:
500	5.000%, 2/15/26	2/24 at 100.00	A-	582,000
1,560	5.000%, 2/15/35	2/24 at 100.00	A-	1,722,240
	Missouri Health and Education Facilities Authority, Health Facilities Revenue Bonds, Saint Luke's Health System, Inc., Series 2016:
2,555	4.000%, 11/15/33	5/26 at 100.00	A+	2,710,983
4,030	5.000%, 11/15/34	5/26 at 100.00	A+	4,621,322
4,335	5.000%, 11/15/35	5/26 at 100.00	A+	4,956,509
480	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds The Childrens Mercy Hospital, Series 2009, 5.625%, 5/15/39	5/19 at 100.00	A+	517,723
1,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2014, 5.000%, 1/01/44	1/24 at 100.00	AA	1,112,340
2,750	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2015A, 4.000%, 1/01/45	1/25 at 100.00	AA	2,827,880
3,870	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Variable Rate Demand Obligation Series 2013C, 4.000%, 1/01/50 (Mandatory Put 1/01/46)	7/26 at 100.00	AA	3,979,869
2,160	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Capital Region Medical Center, Series 2011, 5.000%, 11/01/27	11/20 at 100.00	Baa1	2,361,701
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A:
1,450	5.000%, 11/15/44	11/23 at 100.00	A2	1,598,451
2,970	5.000%, 11/15/48	11/23 at 100.00	A2	3,267,832
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2015A:
2,200	5.000%, 11/15/32	11/25 at 100.00	A2	2,538,866
2,400	5.000%, 11/15/39	11/25 at 100.00	A2	2,695,104
3,035	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Heartland Regional Medical Center, Series 2012, 5.000%, 2/15/37	2/22 at 100.00	A1	3,332,946
2,300	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2014F, 4.250%, 11/15/48	11/24 at 100.00	AA-	2,390,183
1,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Saint Anthony's Medical Center, Series 2015B, 5.000%, 2/01/45	8/25 at 100.00	AA-	1,098,250
66      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 2,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Saint Luke's Episcopal and Presbyterian Hospitals, Series 2011, 5.000%, 12/01/25	12/21 at 100.00	A+	$2,268,180
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Saint Luke's Episcopal and Presbyterian Hospitals, Series 2015B:
500	3.500%, 12/01/32	6/25 at 100.00	A+	518,025
2,000	5.000%, 12/01/33	6/25 at 100.00	A+	2,327,420
500	3.625%, 12/01/34	6/25 at 100.00	A+	516,680
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, SSM Health Care, Series 2014A:
2,000	5.000%, 6/01/31	6/24 at 100.00	AA-	2,284,760
1,000	4.000%, 6/01/32	6/24 at 100.00	AA-	1,063,370
	Missouri Health and Educational Facilities Authority, Health Facility Revenue Bonds, Saint Luke's Health System, Series 2010A:
550	5.250%, 11/15/25	11/20 at 100.00	A+	615,406
2,540	5.000%, 11/15/30	11/20 at 100.00	A+	2,768,524
1,000	5.000%, 11/15/40	11/20 at 100.00	A+	1,072,990
3,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Children's Mercy Hospital, Series 2016, 4.000%, 5/15/34	5/26 at 100.00	A+	3,147,390
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lester E. Cox Medical Center, Series 1992H:
1,845	0.000%, 9/01/17 – NPFG Insured	No Opt. Call	AA-	1,839,723
3,005	0.000%, 9/01/21 – NPFG Insured	No Opt. Call	AA-	2,757,208
4,025	0.000%, 9/01/22 – NPFG Insured	No Opt. Call	AA-	3,592,876
	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Health Care System, Series 2010B:
1,500	5.000%, 6/01/30	6/20 at 100.00	AA-	1,618,185
3,040	5.000%, 6/01/34	6/20 at 100.00	AA-	3,262,893
1,460	Missouri Health and Educational Facilities Authority, Revenue Refunding Bonds, CoxHealth Systems Inc., Series 2008A, 5.500%, 11/15/39	11/18 at 100.00	A2	1,532,723
1,500	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016, 5.000%, 11/15/46	11/25 at 100.00	N/R	1,499,970
4,780	Saline County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, John Fitzgibbon Memorial Hospital Inc., Series 2010, 5.600%, 12/01/28	12/20 at 100.00	BBB-	5,225,783
1,260	Stoddard County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Southeasthealth, Series 2016B, 6.000%, 3/01/37	3/23 at 103.00	N/R	1,327,309
100,480	Total Health Care			107,147,055
	Housing/Multifamily – 0.5%
1,290	Kansas City Industrial Development Authority, Missouri, GNMA Collateralized Multifamily Housing Revenue Bonds, Grand Boulevard Lofts Project, Series 2009A, 5.300%, 11/20/49	11/19 at 100.00	Aa1	1,395,277
1,000	Missouri Housing Development Commission, Multifamily Housing Revenue Bonds, Shepard Apartments Project, 2013 Series 3, 5.000%, 7/01/45	7/23 at 100.00	AA+	1,059,580
2,290	Total Housing/Multifamily			2,454,857
NUVEEN      67

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 0.6%
$ 40	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2008A-1, 5.300%, 3/01/39 (Alternative Minimum Tax)	9/17 at 100.00	AA+	$40,149
800	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2015B-2, 3.800%, 11/01/34	5/25 at 100.00	AA+	825,624
2,000	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2017A-2, 3.800%, 11/01/37 (WI/DD, Settling 6/15/17)	11/26 at 100.00	N/R	2,049,800
2,840	Total Housing/Single Family			2,915,573
	Long-Term Care – 7.5%
3,110	Bridgeton Industrial Development Authority, Missouri, Senior Housing Revenue Bonds, The Sarah Community Project, Refunding Series 2016, 4.000%, 5/01/33	5/25 at 100.00	N/R	3,052,403
750	Bridgeton Industrial Development Authority, Missouri, Senior Housing Revenue Bonds, The Sarah Community Project, Series 2013, 4.500%, 5/01/28	5/18 at 100.00	N/R	751,508
2,000	Joplin Industrial Development Authority, Missouri, Revenue Bonds, Christian Homes Inc., Series 2007F, 5.750%, 5/15/31	11/17 at 100.00	BBB-	2,013,080
900	Kirkwood Industrial Development Authority, Missouri, Retirement Community Revenue Bonds, Aberdeen Heights Project, Refunding Series 2017A, 5.250%, 5/15/37	5/27 at 100.00	BB	953,667
	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A:
1,500	5.125%, 8/15/26	8/17 at 100.00	BB+	1,507,260
2,525	5.125%, 8/15/32	8/17 at 100.00	BB+	2,534,443
2,000	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2014A, 5.250%, 8/15/39	8/24 at 100.00	BB+	2,113,360
1,625	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Senior Lien Series 2010, 5.500%, 2/01/42	2/20 at 100.00	BBB+	1,720,582
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011:
1,025	5.750%, 2/01/31	2/21 at 100.00	BBB+	1,140,979
2,750	6.000%, 2/01/41	2/21 at 100.00	BBB+	3,039,355
1,500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2014A, 5.000%, 2/01/44	2/24 at 100.00	BBB+	1,602,315
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2016A:
700	5.000%, 2/01/36	2/26 at 100.00	BBB+	760,956
1,000	5.000%, 2/01/46	2/26 at 100.00	BBB+	1,075,610
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2016B:
700	5.000%, 2/01/34	2/26 at 100.00	BBB+	766,913
2,100	5.000%, 2/01/46	2/26 at 100.00	BBB+	2,258,781
850	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Chesterfield, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	BBB-	873,622
	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2012:
550	5.000%, 9/01/32	9/22 at 100.00	A-	597,190
1,690	5.000%, 9/01/42	9/22 at 100.00	A-	1,805,511
68      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$ 2,570	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43	9/23 at 100.00	A-	$2,915,999
	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of West County, Series 2007A:
700	5.375%, 9/01/21	9/17 at 100.00	BBB-	703,857
4,100	5.500%, 9/01/28	9/17 at 100.00	BBB-	4,116,195
350	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint Andrew's Resources for Seniors, Series 2015A, 5.125%, 12/01/45	12/25 at 100.00	N/R	355,544
34,995	Total Long-Term Care			36,659,130
	Tax Obligation/General – 9.6%
	Belton, Missouri, General Obligation Bonds, Refunding & Improvement Series 2011:
1,120	5.000%, 3/01/29	3/21 at 100.00	AA-	1,254,870
1,245	5.000%, 3/01/30	3/21 at 100.00	AA-	1,393,392
1,010	4.750%, 3/01/31	3/21 at 100.00	AA-	1,096,113
850	Blue Springs, Missouri, General Obligation Bonds, South Area Neighborhood Improvement, Refunding Series 2009, 5.000%, 2/15/29	2/19 at 100.00	AA-	902,972
2,000	Branson Reorganized School District R-4, Taney County, Missouri, General Obligation Bonds, School Building Series 2012, 4.375%, 3/01/32	3/22 at 100.00	A+	2,143,260
1,000	Camdenton Reorganized School District R3, Camden County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2014, 5.000%, 3/01/33	3/22 at 100.00	AA-	1,144,540
3,745	Camdenton Reorganized School District R3, Camden County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2015, 4.000%, 3/01/35	3/23 at 100.00	AA-	3,929,179
	Clay County Reorganized School District R-II Smithville, Missouri, General Obligation Bonds, Refunding Series 2015:
2,000	4.000%, 3/01/35	3/27 at 100.00	AA+	2,159,120
1,160	4.000%, 3/01/36	3/27 at 100.00	AA+	1,247,220
3,000	Columbia School District, Boone County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2015, 4.000%, 3/01/35	3/25 at 100.00	Aa1	3,229,620
	Fort Zumwalt School District, Callaway County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2015:
1,500	4.000%, 3/01/31	3/24 at 100.00	AA+	1,631,130
1,000	4.000%, 3/01/32	3/24 at 100.00	AA+	1,081,620
2,000	Hazelwood School District, St Louis County, Missouri, General Obligation Bonds, Missouri Direct Deposit Program, Series 2013A, 5.000%, 3/01/33	3/23 at 100.00	AA+	2,298,520
1,000	Independence School District, Jackson County, Missouri, General Obligation Bonds, Refunding Series 2016, 4.000%, 3/01/30	3/26 at 100.00	AA+	1,116,230
1,315	Independence School District, Jackson County, Missouri, General Obligation Bonds, Series 2010, 5.000%, 3/01/27	3/20 at 100.00	AA+	1,446,500
1,000	Jackson County Consolidated School District 2, Raytown, Missouri, General Obligation Bonds, Series 2014, 5.000%, 3/01/32	3/24 at 100.00	AA+	1,157,050
160	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, Refunding & Improvement Series 2009A, 4.750%, 3/01/26	3/19 at 100.00	AA-	169,499
500	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, School Building Series 2013A, 5.000%, 3/01/31	3/21 at 100.00	AA-	559,595
NUVEEN      69

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,000	Jackson County Reorganized School District R-7, Lees Summit, Missouri, General Obligation Bonds, School Building Series 2008, 4.750%, 3/01/27	3/18 at 100.00	Aa1	$1,027,710
5,000	Kansas City, Missouri, General Obligation Bonds, Improvement & Refunding Series 2012A, 4.500%, 2/01/26	2/22 at 100.00	AA	5,716,000
500	North Kansas City School District 74, Clay County, Missouri, General Obligation Bonds, Direct Deposit Program, Refunding & Improvement Series 2014, 4.000%, 3/01/32	3/24 at 100.00	AA+	542,095
1,240	North Kansas City School District 74, Clay County, Missouri, General Obligation Bonds, Direct Deposit Program, Series 2007, 5.000%, 3/01/27	3/18 at 100.00	AA+	1,276,667
1,000	Osage School Lake Ozark, Missouri, General Obligation Bonds, School Building Series 2014B, 5.000%, 3/01/34	3/24 at 100.00	AA-	1,138,370
1,500	Ozark Reorganized School District 6, Christian County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2015, 4.000%, 3/01/34	3/23 at 100.00	AA+	1,594,935
200	Platte County R-III School District Building Corporation, Missouri, Leasehold Refunding and Improvement Revenue Bonds, Series 2008, 5.000%, 3/01/28	3/18 at 100.00	AA-	205,496
1,200	Poplar Bluff R-I School District, Butler County, Missouri, Lease Certificates of Participation, Series 2014, 5.000%, 3/01/33 – AGM Insured	3/24 at 100.00	AA	1,366,044
2,500	Saint Louis Special Administrative Board of the Transitional School District, Missouri, General Obligation Bonds, St Louis Public Schools, Missouri Direct Deposit Program, Series 2011B, 4.000%, 4/01/25	4/21 at 100.00	AA+	2,720,500
	Springfield School District R12, Greene County, Missouri, General Obligation Bonds, Series 2013:
1,000	5.000%, 3/01/32	3/23 at 100.00	AA+	1,153,340
1,000	5.000%, 3/01/33	3/23 at 100.00	AA+	1,149,260
1,710	Wentzville School District R-04, Saint Charles County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2009A, 0.000%, 3/01/26	3/19 at 66.11	AA+	1,101,582
43,455	Total Tax Obligation/General			46,952,429
	Tax Obligation/Limited – 19.3%
375	Belton, Missouri, Certificates of Participation, Series 2008, 5.250%, 3/01/29	3/18 at 100.00	A+	387,390
4,930	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/33	10/22 at 100.00	AA+	5,644,998
2,000	Blue Springs, Missouri, Special Obligation Tax Increment Bonds, Adams Farm Project, Special Districts Refunding & Improvement Series 2015A, 4.750%, 6/01/30	6/24 at 100.00	N/R	2,013,260
1,975	Cass County, Missouri, Certificates of Participation, Refunding Series 2010, 4.000%, 5/01/22	5/20 at 100.00	A	2,086,370
2,000	Conley Road Transportation District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2017, 5.125%, 5/01/41	5/25 at 100.00	N/R	2,030,020
365	Excelsior Springs Community Center, Missouri, Sales Tax Revenue Bonds, Series 2014, 4.000%, 3/01/28 – AGM Insured	3/23 at 100.00	AA	393,941
500	Franklin County Industrial Development Authority, Missouri, Sales Tax Refunding Revenue Bonds, Phoenix Center II Community Improvement District Project, Series 2013A, 5.000%, 11/01/37	11/20 at 100.00	N/R	509,885
1,685	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006, 5.000%, 6/01/28	7/17 at 100.00	N/R	1,475,285
530	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	558,700
1,850	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	A	1,938,559
70      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Great Rivers Greenway Metropolitan Park & Recreation District, Missouri, Sales Tax Appropriation Bonds, Gateway Arch Project, Series 2014:
$ 3,500	5.000%, 12/30/29	12/23 at 100.00	A+	$4,081,210
4,090	5.000%, 12/30/31	12/23 at 100.00	A+	4,736,629
1,000	Hanley/Eager Road Transportation Development District, Missouri, Revenue Bonds, Refunding Series 2016A, 3.625%, 3/01/33	3/21 at 100.00	N/R	932,320
	Harrisonville, Missouri, Annual Appropriation-Supported Tax Increment and Sales Tax Revenue Bonds, Harrisonville Towne Center Project, Series 2007:
340	4.375%, 11/01/17	7/17 at 100.00	A+	340,796
715	4.500%, 11/01/22	7/17 at 100.00	A+	716,981
1,745	Howard Bend Levee District, Missouri, Levee District Improvement Bonds, Series 2005, 5.500%, 3/01/26 – SYNCORA GTY Insured	No Opt. Call	BBB-	2,002,126
	Howard Bend Levee District, St. Louis County, Missouri, Levee District Improvement Bonds, Series 2013B:
820	4.875%, 3/01/33	3/23 at 100.00	BB+	845,428
885	5.000%, 3/01/38	3/23 at 100.00	BB+	914,842
925	Kansas City Industrial Development Authority, Missouri, Downtown Redevelopment District Revenue Bonds, Series 2011A, 5.000%, 9/01/32	9/21 at 100.00	AA-	1,004,809
1,350	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016, 4.250%, 4/01/26	No Opt. Call	N/R	1,291,680
1,200	Kansas City Industrial Development Authority, Missouri, Special Obligation Revenue Bonds, Plaza Library Project, Refunding Series 2014, 4.250%, 3/01/23	No Opt. Call	N/R	1,289,520
2,000	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	AA-	1,499,640
2,295	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A, 5.400%, 6/01/24	7/17 at 100.00	N/R	2,248,848
	Kansas City, Missouri, Special Obligation Bonds, Downtown Arena Project, Refunding & Improvement Series 2016E:
1,775	4.000%, 4/01/36	4/25 at 100.00	AA-	1,855,088
1,500	5.000%, 4/01/40	4/25 at 100.00	AA-	1,689,030
1,750	Kansas City, Missouri, Special Obligation Bonds, Downtown Redevelopment District, Series 2014C, 5.000%, 9/01/33	9/23 at 100.00	AA-	2,011,450
1,025	Kansas City, Missouri, Special Obligation Bonds, Kansas City Missouri Projects, Series 2012A, 5.000%, 3/01/26	3/22 at 100.00	AA-	1,167,823
	Kansas City, Missouri, Special Obligation Bonds, Kansas City Missouri Projects, Series 2017B:
360	4.000%, 10/01/30	10/27 at 100.00	AA-	391,687
2,500	5.000%, 9/01/31	9/27 at 100.00	AA-	2,951,175
235	3.625%, 10/01/32	10/27 at 100.00	AA-	243,721
1,000	Lakeside 370 Levee District, Saint Charles, Missouri, Subdistrict A Bonds, Refunding Series 2015A, 5.750%, 4/01/55	4/18 at 100.00	N/R	907,271
1,158	Lakeside 370 Levee District, Saint Charles, Missouri, Subdistrict B Bonds, Refunding Taxable Series 2015B, 0.000%, 4/01/55	4/18 at 100.00	N/R	166,875
NUVEEN      71

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Series 2015A:
$ 1,195	5.750%, 6/01/35	6/25 at 100.00	N/R	$1,193,136
785	6.000%, 6/01/46	6/25 at 100.00	N/R	787,025
1,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Saint Joseph Sewerage System Improvement Project, Series 2011E, 5.375%, 5/01/36	5/20 at 100.00	A+	1,096,040
1,000	Missouri Development Finance Board, Missouri, Annual Appropriation Revenue Bonds, Fulton State Hospital Project, Series 2014, 3.000%, 10/01/26	10/22 at 100.00	AA+	1,051,760
1,000	Monarch-Chesterfield Levee District, Saint Louis County, Missouri, Levee District Bonds, Refunding Series 2015, 5.000%, 3/01/40	3/24 at 100.00	A	1,103,980
55	Monarch-Chesterfield Levee District, Saint Louis County, Missouri, Levee District Improvement Bonds, Series 1999, 5.750%, 3/01/19 – NPFG Insured	9/17 at 100.00	AA-	55,213
1,000	Oak Grove, Missouri, Refunding and Improvement Certificates of Participation Series 2012, 5.000%, 1/01/33	1/22 at 100.00	Baa1	1,035,960
3,535	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Transportation Development District, Series 2006, 5.000%, 5/01/23	7/17 at 100.00	N/R	3,524,536
570	Poplar Bluff Regional Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2012, 4.750%, 12/01/42	12/22 at 100.00	BBB	594,635
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
15,780	0.000%, 8/01/41 – NPFG Insured	No Opt. Call	AA-	4,017,430
8,935	0.000%, 8/01/42 – FGIC Insured	No Opt. Call	AA-	2,144,847
540	Raymore, Missouri, Tax Increment Revenue Bonds, Raymore Galleria Project, Refunding & Improvement Series 2014A, 5.375%, 5/01/28	5/23 at 100.00	N/R	561,562
1,000	Raytown, Missouri, Annual Appropriation Supported Tax Increment and Sales Tax Revenue Bonds, Raytown Live Redevelopment Project Area 1, Series 2007, 5.125%, 12/01/31	6/17 at 100.00	A+	1,003,000
1,700	Riverside Industrial Development Authority, Missouri, Industrial Development Revenue Bonds, Riverside Horizon, Series 2007A, 5.000%, 5/01/27 – ACA Insured	7/17 at 100.00	A	1,705,525
1,075	Saint Charles, Missouri, Certificates of Participation, Series 2017, 4.000%, 4/01/29	4/26 at 100.00	Aa3	1,177,297
250	Saint Louis County Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Chesterfield Blue Valley Community Improvement District Project, Series 2014A, 5.250%, 7/01/44	7/24 at 100.00	N/R	253,005
1,030	Saint Louis County Industrial Development Authority, Missouri, Transportation Development Revenue Bonds, University Place Transportation Development District Project, Refunding Series 2015, 4.000%, 3/01/32	3/22 at 100.00	N/R	1,018,969
1,875	Saint Louis County Special School District, Missouri, Certificates of Participation Lease, Series 2014B, 4.000%, 4/01/28	4/22 at 100.00	AA	1,997,400
	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Series 2009A:
1,000	0.000%, 7/15/26 – AGC Insured	No Opt. Call	AA	759,860
1,000	0.000%, 7/15/27 – AGC Insured	No Opt. Call	AA	728,950
1,000	0.000%, 7/15/28 – AGC Insured	No Opt. Call	AA	693,560
1,000	0.000%, 7/15/29 – AGC Insured	No Opt. Call	AA	662,740
72      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Scenic Regional Library District, Missouri, Certificates of Participation, Series 2017:
$ 505	4.000%, 4/01/29	4/25 at 100.00	A	$543,390
345	4.000%, 4/01/30	4/25 at 100.00	A	369,288
565	4.000%, 4/01/32	4/25 at 100.00	A	599,296
585	4.000%, 4/01/33	4/25 at 100.00	A	618,012
2,600	Springfield, Missouri, Special Obligation Bonds, Refunding Series 2017A, 4.000%, 7/01/36	7/27 at 100.00	Aa2	2,784,938
4,300	Springfield, Missouri, Special Obligation Bonds, Sewer System Improvements Project, Series 2015, 4.000%, 4/01/35	4/25 at 100.00	Aa2	4,567,159
	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A:
660	5.375%, 11/01/24	7/17 at 100.00	N/R	660,548
1,610	5.500%, 11/01/27	7/17 at 100.00	N/R	1,611,095
1,850	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.500%, 11/01/27	7/17 at 100.00	N/R	1,852,516
1,285	Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2017, 4.500%, 6/01/36	6/26 at 100.00	BBB	1,342,555
	Wentzville School District R-04, Saint Charles County, Missouri, Certificates of Participation, Series 2015:
1,700	3.375%, 4/01/29	4/24 at 100.00	Aa3	1,759,585
600	3.500%, 4/01/32	4/24 at 100.00	Aa3	618,396
111,308	Total Tax Obligation/Limited			94,820,565
	Transportation – 2.1%
665	Guam International Airport Authority, Revenue Bonds, Series 2013B, 5.500%, 10/01/33 – AGM Insured	10/23 at 100.00	AA	784,573
2,000	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Series 2009A-2, 6.125%, 7/01/24	7/19 at 100.00	A-	2,193,340
3,500	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2012, 5.000%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)	7/22 at 100.00	A-	3,755,920
3,210	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/18 – NPFG Insured	No Opt. Call	AA-	3,363,085
9,375	Total Transportation			10,096,918
	U.S. Guaranteed – 9.7% (4)
2,025	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Series 2008, 5.625%, 8/01/38 (Pre-refunded 8/01/18)	8/18 at 100.00	A (4)	2,136,011
	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2009A:
250	5.125%, 6/01/23 (Pre-refunded 6/01/19)	6/19 at 100.00	AA- (4)	270,630
200	5.125%, 6/01/24 (Pre-refunded 6/01/19)	6/19 at 100.00	AA- (4)	216,504
500	5.500%, 6/01/29 (Pre-refunded 6/01/19)	6/19 at 100.00	AA- (4)	544,965
4,170	5.750%, 6/01/39 (Pre-refunded 6/01/19)	6/19 at 100.00	AA- (4)	4,565,608
1,500	Carroll County Public Water Supply District 1, Missouri, Water System Revenue Bonds, Refunding Series 2009, 6.000%, 3/01/39 (Pre-refunded 3/01/18)	3/18 at 100.00	BBB (4)	1,558,185
NUVEEN      73

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
	Columbia, Missouri, Special Obligation Electric Utility Improvement Bonds, Annual Appropriation Obligation, Series 2008A:
$ 400	5.000%, 10/01/21 (Pre-refunded 10/01/17)	10/17 at 100.00	AA (4)	$405,720
500	5.125%, 10/01/30 (Pre-refunded 10/01/17)	10/17 at 100.00	AA (4)	507,355
1,000	Curators of the University of Missouri, System Facilities Revenue Bonds, Series 2007A, 5.000%, 11/01/33 (Pre-refunded 11/01/17)	11/17 at 100.00	AA+ (4)	1,017,850
1,840	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, Refunding & Improvement Series 2009A, 4.750%, 3/01/26 (Pre-refunded 3/01/19)	3/19 at 100.00	AA- (4)	1,953,749
1,025	Kansas City Metropolitan Junior College District Certificates of Participation, Missouri, Series 2008, 4.500%, 7/01/21 (Pre-refunded 7/01/17)	7/17 at 100.00	N/R (4)	1,028,249
335	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Maincor Project, Series 2007A, 5.250%, 3/01/18 (ETM)	No Opt. Call	N/R (4)	344,430
1,185	Missouri Development Finance Board, Research Facility Revenue Bonds, Midwest Research Institute Project, Series 2007, 5.000%, 11/01/17 (ETM)	No Opt. Call	N/R (4)	1,206,057
915	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2008A, 5.750%, 1/01/29 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (4)	985,052
1,625	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Ranken Technical College, Series 2011, 5.125%, 11/01/31 (Pre-refunded 11/01/19)	11/19 at 100.00	A3 (4)	1,784,900
2,330	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds The Childrens Mercy Hospital, Series 2009, 5.625%, 5/15/39 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (4)	2,539,374
2,000	Missouri Health and Educational Facilities Authority, Health Facility Revenue Bonds, Saint Luke's Health System, Series 2003B, 5.500%, 11/15/32 (Pre-refunded 11/15/18) – AGM Insured	11/18 at 100.00	AA (4)	2,133,420
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lester E. Cox Medical Center, Series 1992H:
1,000	0.000%, 9/01/17 – NPFG Insured (ETM)	No Opt. Call	A (4)	997,720
1,800	0.000%, 9/01/21 – NPFG Insured (ETM)	No Opt. Call	A (4)	1,691,352
2,385	0.000%, 9/01/22 – NPFG Insured (ETM)	No Opt. Call	A (4)	2,192,030
1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Health Care System, Series 2008A, 5.000%, 6/01/36 (Pre-refunded 6/01/18)	6/18 at 100.00	AA- (4)	1,041,390
3,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2008A, 5.375%, 3/15/39 (Pre-refunded 3/15/18)	3/18 at 100.00	AAA	3,107,640
5,820	Missouri Health and Educational Facilities Authority, Revenue Refunding Bonds, CoxHealth Systems Inc., Series 2008A, 5.500%, 11/15/39 (Pre-refunded 11/15/18)	11/18 at 100.00	N/R (4)	6,209,998
2,025	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project, Series 2009A, 6.000%, 1/01/39 (Pre-refunded 1/01/19)	1/19 at 100.00	A2 (4)	2,186,980
	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2007A:
1,035	5.000%, 7/01/20 (Pre-refunded 7/01/17) – AGM Insured	7/17 at 100.00	AA (4)	1,038,685
2,000	5.000%, 7/01/21 (Pre-refunded 7/01/17) – AGM Insured	7/17 at 100.00	AA (4)	2,007,120
1,690	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Projects, Series 2000A, 6.125%, 6/01/21 – AMBAC Insured (ETM)	7/17 at 100.00	N/R (4)	1,913,756
74      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$ 3,290	Wentzville School District R-04, Saint Charles County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2009A, 0.000%, 3/01/26 (Pre-refunded 3/01/19)	3/19 at 66.11	N/R (4)	$ 2,133,828
46,845	Total U.S. Guaranteed			47,718,558
	Utilities – 5.3%
425	Missouri Development Finance Board, Infrastructure Facilities Leasehold Revenue Bonds, City of Independence, Missouri, Annual Appropriation Electric System Revenue Bonds -- Dogwood Project, Series 2012A, 5.000%, 6/01/26	6/22 at 100.00	AA	479,519
700	Missouri Development Finance Board, Infrastructure Facilities Leasehold Revenue Bonds, Independence Electric System Projects, Series 2016D, 4.000%, 6/01/41	6/26 at 100.00	A	722,995
	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project, Refunding Series 2014A:
3,300	5.000%, 1/01/31	1/24 at 100.00	A2	3,772,032
1,755	5.000%, 1/01/32	1/24 at 100.00	A2	1,996,927
	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project, Refunding Series 2015A:
1,125	5.000%, 12/01/35	6/25 at 100.00	A2	1,290,870
650	5.000%, 12/01/37	6/25 at 100.00	A2	738,387
	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A:
2,885	5.000%, 1/01/32	1/25 at 100.00	A	3,303,152
1,450	5.000%, 1/01/34	1/25 at 100.00	A	1,646,403
2,500	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2015A, 4.000%, 1/01/35	1/26 at 100.00	A	2,658,675
	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds, MoPEP Facilities, Series 2012:
2,200	5.000%, 1/01/32	1/21 at 100.00	A2	2,392,874
2,000	5.000%, 1/01/37	1/21 at 100.00	A2	2,158,900
	Missouri Joint Municipal Electric Utility Commission, Prairie State Power Project Revenue Bonds, Refunding Series 2016A:
570	4.000%, 12/01/33 – BAM Insured	6/26 at 100.00	AA	615,600
1,415	5.000%, 12/01/34	6/26 at 100.00	A2	1,639,178
245	4.000%, 12/01/35 – BAM Insured	6/26 at 100.00	AA	261,606
2,000	Springfield, Missouri, Public Utility Revenue Bonds, Refunding Series 2015, 4.000%, 8/01/31	8/25 at 100.00	AA+	2,210,980
23,220	Total Utilities			25,888,098
	Water and Sewer – 7.2%
725	Cape Girardeau, Missouri, Waterworks System Refunding Revenue Bonds, Series 2012A, 3.375%, 1/01/26	1/20 at 100.00	A+	742,958
3,000	Carroll County Public Water Supply District 1, Missouri, Water System Revenue Bonds, Refunding Series 2014A, 4.000%, 3/01/35 – BAM Insured	3/23 at 100.00	AA	3,186,600
1,370	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	A-	1,462,612
1,660	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	A-	1,817,102
NUVEEN      75

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 745	Jefferson County Consolidated Public Water Supply District C1, Missouri, Waterworks Revenue Bonds, Refunding Series 2010, 4.125%, 12/01/24	12/17 at 100.00	AA-	$757,248
5,000	Kansas City, Missouri, Sanitary Sewer System Revenue Bonds, Refunding & Improvement Series 2016A, 4.000%, 1/01/40	1/25 at 100.00	AA	5,291,500
2,000	Kansas City, Missouri, Sanitary Sewer System Revenue Bonds, Series 2009A, 5.250%, 1/01/34	1/19 at 100.00	AA	2,121,100
500	Kansas City, Missouri, Water Revenue Bonds, Refunding & Improvement Series 2009A, 5.250%, 12/01/32	12/18 at 100.00	AA+	529,915
1,980	Kansas City, Missouri, Water Revenue Bonds, Series 2017A, 3.250%, 12/01/34	12/26 at 100.00	AA+	2,025,877
1,200	Lincoln County Public Water Supply District 1, Missouri, Certificates of Participation, Series 2016, 4.000%, 7/01/31	7/22 at 100.00	A	1,250,124
875	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Refunding & Improvement Series 2016C, 5.000%, 5/01/46	5/26 at 100.00	AAA	1,026,699
4,665	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2012A, 5.000%, 5/01/42	5/22 at 100.00	AAA	5,312,455
2,000	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Tri-County Water Authority, Series 2015, 5.000%, 1/01/40	1/25 at 100.00	Aa3	2,263,660
470	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2001C, 5.000%, 7/01/23	7/17 at 100.00	Aaa	471,612
45	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2005C, 4.750%, 7/01/23	7/17 at 100.00	Aaa	45,143
85	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2008A, 5.750%, 1/01/29	1/19 at 100.00	Aaa	91,019
2,070	North Central Missouri Regional Water Commission, Waterworks System Revenue Bonds, Series 2006, 5.000%, 1/01/37	7/17 at 100.00	N/R	2,073,167
	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Refunding Series 2016B:
1,000	3.250%, 12/01/34	12/22 at 100.00	AA	1,003,090
500	3.250%, 12/01/36	12/22 at 100.00	AA	497,850
	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Refunding Series 2016C:
285	4.000%, 12/01/31	12/25 at 100.00	AA	303,599
1,465	5.000%, 12/01/32	12/25 at 100.00	AA	1,704,894
1,500	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Series 2015, 4.125%, 12/01/38	12/21 at 100.00	AA	1,550,730
33,140	Total Water and Sewer			35,528,954

$ 475,393	Total Long-Term Investments (cost $457,110,479)			484,413,233

76      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.4%
	MUNICIPAL BONDS – 1.4%
	Education and Civic Organizations – 1.4%
$ 700	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Variable Rate Demand Obligations, Series 2000B, 0.760%, 3/01/40 (5)	10/17 at 100.00	A-1	$700,000
6,350	Missouri Health and Educational Facilities Authority, Revenue Bonds, St. Louis University, Variable Rate Demand Obligations, Series 2008B-2, 0.760%, 10/01/35 (5)	7/17 at 100.00	A-1+	6,350,000
$ 7,050	Total Short-Term Investments (cost $7,050,000)			7,050,000
	Total Investments (cost $464,160,479) – 100.1%			491,463,233
	Other Assets Less Liabilities – (0.1)%			(593,898)
	Net Assets – 100%			$ 490,869,335
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(5)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(ETM)	Escrowed to maturity.
(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.
NUVEEN      77

Nuveen Ohio Municipal Bond Fund
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.5%
	MUNICIPAL BONDS – 98.5%
	Consumer Staples – 3.0%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
$ 17,315	5.125%, 6/01/24	6/17 at 100.00	B-	$16,712,957
1,000	5.875%, 6/01/47	6/17 at 100.00	B-	988,880
18,315	Total Consumer Staples			17,701,837
	Education and Civic Organizations – 8.9%
	Hamilton County, Ohio, Economic Development Revenue Bonds, King Highland Community Urban Redevelopment Corporation - University of Cincinnati, Lessee Project, Refunding Series 2015:
1,320	5.000%, 6/01/32 – BAM Insured	6/25 at 100.00	AA	1,510,568
2,680	5.000%, 6/01/35 – BAM Insured	6/25 at 100.00	AA	3,030,222
2,000	Kent State University, Ohio, General Receipts Bonds, Series 2016, 5.000%, 5/01/21	No Opt. Call	Aa3	2,289,380
2,465	Miami University of Ohio, General Receipts Bonds, Refunding Series 2014, 5.000%, 9/01/30	9/24 at 100.00	AA	2,888,462
	Miami University of Ohio, General Receipts Bonds, Refunding Series 2017:
880	5.000%, 9/01/35	9/26 at 100.00	AA	1,034,414
2,915	5.000%, 9/01/41	9/26 at 100.00	AA	3,392,973
1,925	Miami University of Ohio, General Receipts Bonds, Series 2011, 5.000%, 9/01/36	9/21 at 100.00	AA	2,162,449
625	Ohio Higher Education Facilities Commission, Revenue Bonds, Case Western Reserve University, Series 1990B, 6.500%, 10/01/20	No Opt. Call	AA-	679,838
	Ohio Higher Education Facilities Commission, Revenue Bonds, Denison University Project, Series 2017A:
2,100	5.000%, 11/01/42	5/27 at 100.00	AA	2,452,023
1,500	5.250%, 11/01/46	5/27 at 100.00	AA	1,789,020
	Ohio Higher Educational Facilities Commission, Revenue Bonds, Denison University Project, Series 2012:
1,140	5.000%, 11/01/27	5/22 at 100.00	AA	1,334,028
1,000	5.000%, 11/01/30	5/22 at 100.00	AA	1,161,410
645	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Refunding Series 2009, 5.375%, 12/01/29	12/18 at 100.00	A+	681,984
1,250	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Tender Option Bond Trust 2016-XG0069, 14.748%, 12/01/43 (IF) (4)	12/22 at 100.00	A+	1,899,600
500	Ohio Higher Educational Facility Commission, Higher Educational Facility Revenue Bonds, Xavier University Project, Series 2010, 5.000%, 5/01/40	5/20 at 100.00	A3	540,220
2,500	Ohio Higher Educational Facility Commission, Revenue Bonds, Kenyon College, Series 2015, 5.000%, 7/01/41	7/25 at 100.00	A+	2,823,925
78      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Ohio State University, General Receipts Bonds, Series 2014A:
$ 4,820	5.000%, 12/01/34	12/24 at 100.00	Aa1	$5,635,833
5,000	5.000%, 12/01/39	12/24 at 100.00	Aa1	5,794,450
1,000	Ohio University at Athens, General Receipts Bonds, Series 2013, 5.000%, 12/01/39	12/22 at 100.00	Aa3	1,137,450
	Shawnee State University, Ohio, General Receipts Bonds, Series 2016:
1,120	5.000%, 6/01/28 – BAM Insured	6/26 at 100.00	AA	1,344,504
1,180	5.000%, 6/01/29 – BAM Insured	6/26 at 100.00	AA	1,405,014
1,000	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 6.000%, 3/01/45	3/25 at 100.00	N/R	1,038,770
1,740	University of Cincinnati, Ohio, General Receipts Bonds, Series 2016A, 5.000%, 6/01/30	6/26 at 100.00	AA-	2,091,097
2,000	University of Cincinnati, Ohio, General Receipts Bonds, Series 2016C, 5.000%, 6/01/46 (WI/DD, Settling 6/01/17)	6/26 at 100.00	AA-	2,303,240
2,000	Wright State University, Ohio, General Receipts Bonds, Series 2011A, 5.000%, 5/01/31 – BAM Insured	5/21 at 100.00	AA	2,209,020
45,305	Total Education and Civic Organizations			52,629,894
	Health Care – 12.9%
	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Healthcare Partners, Series 2010A:
250	5.000%, 6/01/38	6/20 at 100.00	AA-	269,008
3,050	5.250%, 6/01/38	6/20 at 100.00	AA-	3,312,148
	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
750	5.500%, 11/01/22	11/20 at 100.00	A	851,955
2,760	5.500%, 11/01/40	11/20 at 100.00	A	3,070,666
850	Butler County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network Obligated Group Project, Series 2011, 5.625%, 4/01/41	4/21 at 100.00	A+	937,321
1,600	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013, 5.000%, 6/15/43	6/23 at 100.00	Baa2	1,702,720
10,300	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	AA+	11,283,547
1,000	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017OH, 4.000%, 12/01/46	6/27 at 100.00	AA-	1,033,340
470	Hancock County, Ohio, Hospital Revenue Bonds, Blanchard Valley Regional Health Center, Series 2011A, 6.250%, 12/01/34	6/21 at 100.00	A2	535,927
120	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.625%, 8/15/29	8/18 at 100.00	A3	125,764
	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2008D:
400	5.000%, 11/15/38	11/18 at 100.00	AA-	416,952
305	5.125%, 11/15/40	11/18 at 100.00	AA-	318,289
3,240	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA-	3,770,258
930	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	1,007,171
NUVEEN      79

Nuveen Ohio Municipal Bond Fund (continued)
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 5,410	Montgomery County, Ohio, Hospital Facilities Revenue Refunding and Improvement Bonds, Kettering Medical Center, Series 1996, 6.250%, 4/01/20 – NPFG Insured	No Opt. Call	AA-	$5,797,194
490	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Refunding Series 2009A, 5.000%, 5/01/39	5/19 at 100.00	BBB+	508,110
1,855	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/32	7/17 at 100.00	BBB+	1,859,452
2,000	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/44	2/23 at 100.00	BB+	2,105,180
2,480	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Summa Health System Project, Series 2010, 5.250%, 11/15/40 – AGM Insured	5/20 at 100.00	AA	2,683,434
6,150	Ohio State, Hospital Facility Revenue Bonds, Cleveland Clinic Health System Obligated Group, Refunding Series 2009A, 5.500%, 1/01/39	1/19 at 100.00	Aa2	6,573,550
	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 2015-XF0105:
5,625	17.818%, 1/01/39 (IF)	1/19 at 100.00	Aa2	7,174,575
700	17.818%, 1/01/43 (IF)	1/18 at 100.00	Aa2	770,084
	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Series 2013A:
1,465	5.000%, 1/15/28	1/23 at 100.00	A	1,664,811
4,390	5.000%, 1/15/29	1/23 at 100.00	A	4,963,992
	Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena Health System Series 2008:
500	5.500%, 12/01/28	12/18 at 100.00	A-	529,115
1,305	5.750%, 12/01/35	12/18 at 100.00	A-	1,381,956
1,630	Scioto County, Ohio, Hospital Facilities Revenue Bonds, Southern Ohio Medical Center, Refunding Series 2016, 5.000%, 2/15/32	2/26 at 100.00	A2	1,887,540
	Wood County, Ohio, Hospital Facilities Refunding and Improvement Revenue Bonds, Wood County Hospital Project, Series 2012:
3,500	5.000%, 12/01/37	12/22 at 100.00	Baa3	3,655,470
5,500	5.000%, 12/01/42	12/22 at 100.00	Baa3	5,714,115
69,025	Total Health Care			75,903,644
	Housing/Multifamily – 1.4%
500	Bowling Green, Ohio, Student Housing Revenue Bonds, CFP I LLC - Bowling Green State University Project, Series 2010, 5.750%, 6/01/31	6/20 at 100.00	BBB-	532,240
795	Clark County, Ohio, Multifamily Housing Revenue Bonds, Church of God Retirement Home, Series 1998, 6.250%, 11/01/30 (Alternative Minimum Tax)	11/17 at 100.00	N/R	795,366
1,805	Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing Revenue Bonds, Canterbury Court Project, Series 2007, 5.500%, 10/20/42 (Alternative Minimum Tax)	10/17 at 103.00	Aa1	1,869,745
2,175	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Callis Tower Apartments Project, Series 2007, 5.250%, 9/20/47 (Alternative Minimum Tax)	9/17 at 102.00	Aa1	2,227,331
3,000	Trumbull County, Ohio, Multifamily Housing Revenue Bonds, Royal Mall Apartments, Series 2007, 5.000%, 5/20/49 (Alternative Minimum Tax)	11/17 at 102.00	Aa1	3,075,660
8,275	Total Housing/Multifamily			8,500,342
80      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 0.1%
$ 390	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2009C, 5.200%, 9/01/29	9/18 at 100.00	Aaa	$ 400,561
	Industrials – 1.0%
435	Cleveland-Cuyahoga County Port Authority, Ohio, Common Bond Fund Revenue Bonds, Cleveland Christian Home Project, Series 2002C, 5.950%, 5/15/22	11/17 at 100.00	BBB+	438,528
	Ohio State, Economic Development Revenue Bonds, Ohio Enterprise Bond Fund, Shearer's Foods Inc. Project, Series 2009-5:
1,455	5.000%, 6/01/22	12/19 at 100.00	AA+	1,587,245
1,645	5.000%, 12/01/24	12/19 at 100.00	AA+	1,792,820
1,600	Toledo-Lucas County Port Authority, Ohio, Revenue Refunding Bonds, CSX Transportation Inc., Series 1992, 6.450%, 12/15/21	No Opt. Call	Baa1	1,927,136
5,135	Total Industrials			5,745,729
	Long-Term Care – 0.8%
1,505	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/20 at 100.00	BBB-	1,630,427
3,080	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB-	3,315,281
4,585	Total Long-Term Care			4,945,708
	Tax Obligation/General – 13.6%
1,180	Canal Winchester Local School District, Franklin and Fairfield Counties, Ohio, General Obligation Bonds, Series 2005B, 0.000%, 12/01/33 – NPFG Insured	No Opt. Call	Aa3	713,192
	Cincinnati City School District, Hamilton County, Ohio, General Obligation Bonds, Refunding Classroom Facilities Construction & Improvement Series 2006:
535	5.250%, 12/01/19 – FGIC Insured	No Opt. Call	Aa2	590,720
380	5.250%, 12/01/27 – FGIC Insured	No Opt. Call	Aa2	482,281
300	Cincinnati City School District, Hamilton County, Ohio, General Obligation Bonds, Refunding School Improvement Series 2010, 5.250%, 6/01/21	6/20 at 100.00	Aa2	335,397
1,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Refunding Series 2006, 0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA+	727,960
2,000	Columbus, Ohio, General Obligation Bonds, Refunding Various Purpose Series 2016-1, 5.000%, 7/01/26	No Opt. Call	AAA	2,526,460
5,000	Columbus, Ohio, General Obligation Bonds, Refunding Various Purpose Series 2016-3, 5.000%, 2/15/28	2/27 at 100.00	AAA	6,298,350
5,000	Columbus, Ohio, General Obligation Bonds, Series 2015A, 5.000%, 7/01/25	No Opt. Call	AAA	6,254,200
300	Cuyahoga County, Ohio, Limited Tax General Obligation Bonds, Series 1993, 5.650%, 5/15/18	No Opt. Call	AAA	312,147
	Dublin, Ohio, General Obligation Bonds, Limited Tax Various Purpose Series 2015:
1,000	5.000%, 12/01/23	No Opt. Call	Aaa	1,224,370
450	5.000%, 12/01/24	No Opt. Call	Aaa	560,961
6,000	Franklin County, Ohio, General Obligation Bonds, Refunding Series 2014, 5.000%, 6/01/24	12/23 at 100.00	AAA	7,368,600
4,225	Franklin County, Ohio, General Obligation Bonds, Refunding Series 2015, 5.000%, 12/01/31	12/25 at 100.00	AAA	5,090,322
NUVEEN      81

Nuveen Ohio Municipal Bond Fund (continued)
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,000	Gallia County Local School District, Gallia and Jackson Counties, Ohio, General Obligation Bonds, Refunding School Improvement Series 2014, 5.000%, 11/01/32	11/24 at 100.00	Aa2	$1,157,270
	Graham Local School District, Champaign and Shelby Counties, Ohio, General Obligation Bonds, School Improvement Series 2013:
500	0.000%, 12/01/29	No Opt. Call	Aa2	329,075
850	0.000%, 12/01/30	No Opt. Call	Aa2	534,871
1,000	Greenville City School District, Drake County, Ohio, General Obligation Bonds, School Improvement Series 2013, 5.250%, 1/01/38	1/22 at 100.00	AA	1,121,590
1,095	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, School improvement Series 2012, 0.000%, 12/01/27	6/19 at 100.00	Aa1	823,188
755	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series 2011, 5.000%, 12/01/19	No Opt. Call	Aa1	825,615
1,560	Kettering City School District, Montgomery County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	AA	1,997,596
230	Lake County, Ohio, Limited Tax Sewer District Improvement Bonds, Series 2000, 5.600%, 12/01/20	No Opt. Call	Aa1	251,516
1,000	Lorain, Ohio, General Obligation Bonds, Pellet Terminal Improvement Series 2008, 6.750%, 12/01/28 – AMBAC Insured	12/18 at 100.00	Baa2	1,087,570
1,000	Mason City School District, Warren and Butler Counties, Ohio, General Obligation Bonds, Refunding Series 2013A, 0.000%, 12/01/22	No Opt. Call	Aa1	903,430
1,000	Maumee City School District, Lucas County, Ohio, General Obligation Bonds, Capital Appreciation Refunding Series 2012, 0.000%, 12/01/23	No Opt. Call	AA-	892,390
1,265	Monroe Local School District, Butler County, Ohio, General Obligation Bonds, Series 2002, 5.750%, 12/01/20 – AMBAC Insured	No Opt. Call	A1	1,427,704
275	Napoleon City School District, Henry County, Ohio, General Obligation Bonds, Facilities Construction & Improvement Series 2012, 5.000%, 12/01/36	6/22 at 100.00	Aa3	305,349
1,585	New Albany, Ohio, General Obligation Bonds, Series 2012, 5.000%, 12/01/29	6/22 at 100.00	Aaa	1,851,613
530	Newark, Ohio, General Obligation Bonds, Storm Sewer Improvement Series 2009, 5.500%, 12/01/34	12/19 at 100.00	A1	574,340
1,630	Northwest Local School District, Hamilton and Butler Counties, Ohio, General Obligation Bonds, School Improvement Series 2015, 5.000%, 12/01/40	12/23 at 100.00	Aa2	1,885,780
925	Oakwood City School District, Montgomery County, Ohio, General Obligation Bonds, Series 2012, 0.000%, 12/01/21	No Opt. Call	Aa2	865,994
2,000	Ohio State, General Obligation Bonds, Highway Capital Improvement, Series 2014R, 5.000%, 5/01/29	5/24 at 100.00	AAA	2,383,880
2,895	Ohio State, General Obligation Bonds, Highway Capital Improvement, Series 2016S, 5.000%, 5/01/19	No Opt. Call	AAA	3,125,037
5,000	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2016A, 5.000%, 12/15/24	No Opt. Call	AA+	6,209,400
1,000	Ohio, General Obligation Bonds, Infrastructure Improvements, Refunding Series 2002A, 5.500%, 2/01/20	No Opt. Call	AA+	1,120,350
	Olentangy Local School District, Delaware and Franklin Counties, Ohio, General Obligation Bonds, School Facilities Construction & Improvement Series 2016:
1,000	5.000%, 12/01/38	6/26 at 100.00	AAA	1,172,220
1,875	5.000%, 12/01/41	6/26 at 100.00	AAA	2,191,406
82      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Princeton City School District, Hamilton County, Ohio, Certificates of Participation, Series 2013:
$ 610	5.000%, 12/01/33	12/22 at 100.00	AA-	$664,650
1,305	5.000%, 12/01/42	12/22 at 100.00	AA-	1,412,336
1,710	South Euclid, Ohio, General Obligation Bonds, Real Estate Acquisition and Urban Redevelopment, Series 2012, 5.000%, 6/01/32	6/22 at 100.00	Aa2	1,975,837
3,435	Summit County, Ohio, General Obligation Bonds, Refunding, Various Purpose Series 2002R, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	AA+	4,072,124
500	Wadsworth City School District, Medina County, Ohio, General Obligation Bonds, School Improvement Series 2009, 5.000%, 12/01/37 – AGC Insured	12/17 at 100.00	AA	507,525
4,925	Willoughby-Eastlake City School District, Ohio, General Obligation Bonds, School Improvement Series 2016, 5.000%, 12/01/46	12/25 at 100.00	Aa3	5,627,453
69,825	Total Tax Obligation/General			79,782,069
	Tax Obligation/Limited – 13.5%
	Blue Ash, Ohio, Tax Increment Financing Revenue Bonds, Duke Realty Ohio, Series 2006:
730	5.000%, 12/01/21	12/18 at 100.00	N/R	745,914
950	5.000%, 12/01/25	12/18 at 100.00	N/R	970,510
1,165	5.000%, 12/01/30	12/18 at 100.00	N/R	1,189,640
1,790	5.000%, 12/01/35	12/18 at 100.00	N/R	1,823,920
	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate Lien Series 2013A-2:
990	5.000%, 10/01/27	10/23 at 100.00	AA+	1,176,843
1,150	5.000%, 10/01/30	10/23 at 100.00	AA+	1,353,676
1,205	5.000%, 10/01/31	10/23 at 100.00	AA+	1,411,971
3,000	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate Lien Series 2015A-2, 5.000%, 10/01/37	10/23 at 100.00	AA+	3,451,860
	Columbiana Exempted Village School District, Columbiana County, Ohio, Certificates of Participation, Series 2010:
1,400	5.000%, 12/01/26 – AGM Insured	12/20 at 100.00	AA	1,509,886
1,645	5.000%, 12/01/28 – AGM Insured	12/20 at 100.00	AA	1,765,710
	Columbus-Franklin County Finance Authority, Ohio, Development Revenue Bonds, Hubbard Avenue Parking Facility Project, Series 2012A:
500	4.500%, 12/01/27	12/19 at 100.00	BBB	515,820
685	5.000%, 12/01/32	12/19 at 100.00	BBB	717,928
555	5.000%, 12/01/36	12/19 at 100.00	BBB	572,483
	Cuyahoga County, Ohio, Economic Development Revenue Bonds, Medical Mart-Convention Center Project, Recovery Zone Facility Series 2010F:
2,710	5.250%, 12/01/25	12/20 at 100.00	AA-	3,079,752
3,250	5.000%, 12/01/27	12/20 at 100.00	AA-	3,659,727
NUVEEN      83

Nuveen Ohio Municipal Bond Fund (continued)
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Cuyahoga County, Ohio, Sales Tax Revenue Bonds, Refunding Various Purpose Series 2014:
$ 1,000	5.000%, 12/01/28	12/24 at 100.00	AAA	$1,199,940
1,810	5.000%, 12/01/32	12/24 at 100.00	AAA	2,139,420
1,585	5.000%, 12/01/33	12/24 at 100.00	AAA	1,865,133
1,385	5.000%, 12/01/34	12/24 at 100.00	AAA	1,623,566
1,055	5.000%, 12/01/35	12/24 at 100.00	AAA	1,232,789
1,700	Delaware County District Library, Ohio, Library Fund Library Facilities Special Obligation Notes, Series 2009, 5.000%, 12/01/34	12/19 at 100.00	Aa2	1,794,758
2,940	Dublin, Ohio, Special Obligation Non-Tax Revenue Bonds, Series 2015A, 5.000%, 12/01/38	12/25 at 100.00	Aa1	3,390,202
	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue Refunding Anticipation Bonds, Series 2007:
245	5.000%, 12/01/26	12/17 at 100.00	Aa1	249,866
210	5.000%, 12/01/27	12/17 at 100.00	Aa1	214,112
10,345	Franklin County Convention Facilities Authority, Ohio, Tax and Lease Revenue Anticipation and Refunding Bonds, Columbus City & Franklin County Lessees, Series 2014, 5.000%, 12/01/35	12/24 at 100.00	Aa1	12,019,235
1,675	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital Improvement Bonds, Refunding Series 2014A, 5.000%, 12/01/25	No Opt. Call	AAA	2,086,598
	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital Improvement Bonds, Refunding Series 2015:
1,050	5.000%, 12/01/32	12/25 at 100.00	AAA	1,241,079
1,105	5.000%, 12/01/33	12/25 at 100.00	AAA	1,299,635
2,250	Hamilton County, Ohio, Sales Tax Bonds, Refunding Series 2016A, 5.000%, 12/01/30	12/26 at 100.00	AA-	2,717,055
	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B:
500	0.000%, 12/01/26 – AMBAC Insured	No Opt. Call	A1	386,935
3,300	0.000%, 12/01/28 – AMBAC Insured	No Opt. Call	A1	2,369,796
1,750	0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA	1,256,710
	Hamilton County, Ohio, Sales Tax Revenue Bonds, Refunding Series 2011A:
1,235	5.000%, 12/01/25	12/21 at 100.00	A1	1,426,487
5,375	5.000%, 12/01/31	12/21 at 100.00	A1	6,069,934
	Mayfield City School District, Ohio, Certificates of Participation, Middle School Project, Series 2009B:
435	0.000%, 9/01/27	No Opt. Call	Aa2	333,749
855	0.000%, 9/01/28	No Opt. Call	Aa2	633,127
1,100	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C, 5.000%, 10/01/23	10/22 at 100.00	Aa3	1,256,992
1,100	Norwood, Hamilton County, Ohio, Special Obligation Development Revenue Bonds, Central Parke Project, Series 2017, 6.000%, 12/01/46	6/27 at 100.00	N/R	1,129,194
2,000	Pinnacle Community Infrastructure Financing Authority, Grove City, Ohio, Community Facilities Bonds, Series 2015A, 4.000%, 12/01/31 – AGM Insured	12/25 at 100.00	AA	2,110,620
400	Riversouth Authority, Ohio, Lazarus Building Redevelopment Bonds, Series 2007A, 5.750%, 12/01/27	12/17 at 100.00	N/R	405,744
84      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Riversouth Authority, Ohio, Riversouth Area Redevelopment Bonds, Payable from City of Columbus, Ohio Annual Rental Appropriations, Refunding Series 2012A:
$ 1,400	5.000%, 12/01/23	12/22 at 100.00	AA+	$1,644,076
800	5.000%, 12/01/24	12/22 at 100.00	AA+	933,480
	Riversouth Authority, Ohio, Scioto Peninsula Area Redevelopment Bonds, Payable from City of Columbus, Ohio Annual Rental Appropriations, Series 2016:
1,000	5.000%, 12/01/28	12/25 at 100.00	AA+	1,204,380
1,000	5.000%, 12/01/29	12/25 at 100.00	AA+	1,195,090
72,330	Total Tax Obligation/Limited			79,375,342
	Transportation – 7.7%
	Cleveland, Ohio, Airport System Revenue Bonds, Series 2012A:
7,000	5.000%, 1/01/29	1/22 at 100.00	A-	7,807,870
1,000	5.000%, 1/01/30	1/22 at 100.00	A-	1,110,350
3,450	5.000%, 1/01/31 – AGM Insured	1/22 at 100.00	AA	3,832,294
	Ohio State, Private Activity Bonds, Portsmouth Gateway Group, LLC - Borrower, Portsmouth Bypass Project, Series 2015:
3,500	5.000%, 12/31/35 – AGM Insured (Alternative Minimum Tax)	6/25 at 100.00	AA	3,926,965
3,500	5.000%, 12/31/39 – AGM Insured (Alternative Minimum Tax)	6/25 at 100.00	AA	3,895,395
7,725	5.000%, 6/30/53 (Alternative Minimum Tax)	6/25 at 100.00	A-	8,331,258
11,000	Ohio Turnpike Commission, Revenue Refunding Bonds, Series 1998A, 5.500%, 2/15/24 – FGIC Insured	No Opt. Call	AA	13,420,770
2,450	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.250%, 2/15/39	2/23 at 100.00	A+	2,845,675
39,625	Total Transportation			45,170,577
	U.S. Guaranteed – 15.7% (5)
	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2008A:
945	5.000%, 2/15/31 (Pre-refunded 2/15/18)	2/18 at 100.00	N/R (5)	972,944
4,705	5.250%, 2/15/43 (Pre-refunded 2/15/18)	2/18 at 100.00	N/R (5)	4,852,361
1,000	Beavercreek City School District, Ohio, General Obligation Bonds, School Improvement Series 2009, 5.000%, 12/01/36 (Pre-refunded 6/01/19)	6/19 at 100.00	Aa1 (5)	1,080,670
1,380	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.500%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R (5)	1,580,045
4,355	Cincinnati, Ohio, Water System Revenue Bonds, Series 2007B, 5.000%, 12/01/32 (Pre-refunded 12/01/17)	12/17 at 100.00	AAA	4,446,237
1,000	Clyde-Green Springs Exempt Village School District, Summit County, Ohio, General Obligation Bonds, Series 2008, 5.000%, 12/01/27 (Pre-refunded 6/01/18) – AGM Insured	6/18 at 100.00	Aa2 (5)	1,041,390
	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue Refunding Anticipation Bonds, Series 2007:
1,970	5.000%, 12/01/26 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (5)	2,011,468
1,790	5.000%, 12/01/27 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (5)	1,827,680
3,160	Franklin County, Ohio, General Obligation Bonds, Various Purpose Series 2007, 5.000%, 12/01/28 (Pre-refunded 12/01/17)	12/17 at 100.00	AAA	3,226,518
NUVEEN      85

Nuveen Ohio Municipal Bond Fund (continued)
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children's Hospital Project, Improvement Series 2009:
$ 3,000	5.000%, 11/01/34 (Pre-refunded 11/01/19)	11/19 at 100.00	Aa2 (5)	$3,287,040
3,000	5.250%, 11/01/40 (Pre-refunded 11/01/19)	11/19 at 100.00	Aa2 (5)	3,304,890
3,180	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children's Hospital Project, Series 2008A, 5.000%, 11/01/40 (Pre-refunded 11/01/18)	11/18 at 100.00	Aa2 (5)	3,364,790
400	Gahanna, Ohio, General Obligation Bonds, Various Purpose Series 2007, 5.000%, 12/01/27 (Pre-refunded 12/01/17) – NPFG Insured	12/17 at 100.00	AA+ (5)	408,420
1,000	Greene County, Ohio, General Obligation Bonds, General Infrastructure Series 2007, 5.250%, 12/01/26 (Pre-refunded 12/01/17) – AMBAC Insured	12/17 at 100.00	Aa1 (5)	1,022,300
1,000	Highland Local School District, Morrow and Delaware Counties, Ohio, General Obligation Bonds, School Facilities Construction & Improvement Series 2008, 5.375%, 12/01/33 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa2 (5)	1,067,270
	Indian Creek Local School District, Jefferson County, Ohio, General Obligation Bonds, School Facilities Construction and Improvements, Series 2009:
1,750	5.000%, 12/01/34 (Pre-refunded 6/01/19)	6/19 at 100.00	Aa2 (5)	1,891,172
1,100	5.125%, 12/01/36 (Pre-refunded 6/01/19)	6/19 at 100.00	Aa2 (5)	1,191,454
26,700	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38 (Pre-refunded 1/01/23)	1/23 at 100.00	AA (5)	29,980,095
630	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.625%, 8/15/29 (Pre-refunded 8/15/18)	8/18 at 100.00	N/R (5)	665,330
1,725	Lakewood City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/30 (Pre-refunded 12/01/17) – FGIC Insured	12/17 at 100.00	Aa2 (5)	1,761,311
2,380	Lucas County, Ohio, General Obligation Bonds, Various Purpose Series 2010, 5.000%, 10/01/40 (Pre-refunded 10/01/18)	10/18 at 100.00	AA (5)	2,510,805
5,600	Marysville, Ohio, Wastewater Treatment System Revenue Bonds, Series 2007, 4.750%, 12/01/47 (Pre-refunded 12/01/17) – SYNCORA GTY Insured	12/17 at 100.00	A (5)	5,710,040
865	Marysville, Ohio, Water System Mortgage Revenue Bonds, Series 2007, 5.000%, 12/01/32 (Pre-refunded 12/01/17) – AMBAC Insured	12/17 at 100.00	Aa3 (5)	883,122
2,635	Mayfield City School District, Ohio, Certificates of Participation, Middle School Project, Series 2009B, 5.000%, 9/01/31 (Pre-refunded 9/01/19)	9/19 at 100.00	Aa2 (5)	2,870,912
1,000	Milford Exempted Village School District, Ohio, General Obligation Bonds, School Improvement Series 2008, 5.250%, 12/01/36 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa2 (5)	1,065,410
2,015	Milton Union Exempt Village School District, Ohio, Special Limited Obligation Bonds, Series 2009, 5.000%, 12/01/32 (Pre-refunded 12/01/19)	12/19 at 100.00	A+ (5)	2,213,417
260	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Refunding Series 2009A, 5.000%, 5/01/39 (Pre-refunded 5/01/19)	5/19 at 100.00	N/R (5)	280,056
500	Ohio State, Higher Educational Facility Revenue Bonds, Otterbein College Project, Series 2008A, 5.500%, 12/01/28 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa1 (5)	534,190
530	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, State Match, Series 2008, 5.000%, 6/01/28 (Pre-refunded 6/01/18) – AGM Insured	6/18 at 100.00	AAA	552,101
1,500	Pettisville Local School District, Fulton County, Ohio, General Obligation Bonds, School Facilities Construction and Improvement Bonds, Series 2009, 5.000%, 12/01/36 (Pre-refunded 6/01/19)	6/19 at 100.00	Aa2 (5)	1,621,005
600	Saint Marys City School District, Auglaize County, Ohio, General Obligation Bonds, School Facilities Construction & Improvement Series 2008, 5.000%, 12/01/28 (Pre-refunded 6/01/18) – AGM Insured	6/18 at 100.00	Aa2 (5)	625,020
86      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 800	Scioto County, Ohio, Hospital Facilities Revenue Bonds, Southern Ohio Medical Center, Refunding Series 2008, 5.750%, 2/15/38 (Pre-refunded 2/15/18)	2/18 at 100.00	A2 (5)	$827,696
735	Symmes Township, Hamilton County, Ohio, General Obligation Bonds, Parkland Acquisition & Improvement Series 2010, 5.250%, 12/01/37 (Pre-refunded 12/01/20)	12/20 at 100.00	Aa1 (5)	841,906
	Vandalia Butler City School District, Montgomery County, Ohio, General Obligation Bonds, School Improvement Series 2009:
690	5.125%, 12/01/37 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (5)	747,367
310	5.125%, 12/01/37 (Pre-refunded 6/01/19)	6/19 at 100.00	Aa3 (5)	335,773
2,000	West Clermont Local School District, Clermont County, Ohio, General Obligation Bonds, Series 2008, 5.000%, 12/01/31 (Pre-refunded 12/01/18) – AGM Insured	12/18 at 100.00	AA (5)	2,123,080
86,210	Total U.S. Guaranteed			92,725,285
	Utilities – 4.6%
	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2008A:
55	5.000%, 2/15/31	2/18 at 100.00	A1	56,411
295	5.250%, 2/15/43	2/18 at 100.00	A1	302,894
1,500	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2015A, 5.000%, 2/15/42	2/24 at 100.00	A1	1,675,140
6,500	American Municipal Power, Inc., Ohio, Greenup Hydroelectric Project Revenue Bonds, Refunding Series 2016A, 5.000%, 2/15/41	2/26 at 100.00	A1	7,350,915
2,000	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-1, 5.000%, 11/15/38 – NPFG Insured	5/18 at 100.00	AA-	2,068,620
	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-2:
4,740	0.000%, 11/15/34 – NPFG Insured	No Opt. Call	AA-	2,510,209
7,500	0.000%, 11/15/38 – NPFG Insured	No Opt. Call	AA-	3,209,775
2,800	Ohio Air Quality Development Authority, Air Quality Revenue Refunding Bonds, Columbus Southern Power Company Project, Series 2009B, 5.800%, 12/01/38	12/19 at 100.00	A-	3,041,220
500	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20	No Opt. Call	Caa1	207,500
5,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory Put 12/03/18)	No Opt. Call	Caa1	2,075,000
4,420	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB-	4,596,049
35,310	Total Utilities			27,093,733
	Water and Sewer – 15.3%
1,390	Akron, Ohio, Waterworks System Mortgage Revenue Bonds, Refunding & Improvement Series 2009, 5.000%, 3/01/34 – AGC Insured	3/19 at 100.00	AA	1,462,600
1,730	Butler County, Ohio, Sewer System Revenue Bonds, Refunding Series 2005, 5.000%, 12/01/23 – AGM Insured	No Opt. Call	Aa3	2,007,129
4,310	Cincinnati, Ohio, Water System Revenue Bonds, Series 2016A, 5.000%, 12/01/41	12/26 at 100.00	AAA	5,111,962
	Cleveland, Ohio, Water Revenue Bonds, Refunding Second Lien Series 2012A:
1,500	5.000%, 1/01/24	1/22 at 100.00	Aa2	1,740,345
775	5.000%, 1/01/26	1/22 at 100.00	Aa2	895,822
1,000	5.000%, 1/01/27	1/22 at 100.00	Aa2	1,152,540
NUVEEN      87

Nuveen Ohio Municipal Bond Fund (continued)
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 7,170	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 – NPFG Insured	No Opt. Call	Aa1	$7,819,530
2,300	Columbus, Ohio, Sewerage System Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/25	12/24 at 100.00	AA+	2,838,591
	Columbus, Ohio, Sewerage System Revenue Bonds, Refunding Series 2015:
8,065	5.000%, 6/01/30	6/26 at 100.00	AA+	9,786,636
6,750	5.000%, 6/01/32	6/26 at 100.00	AA+	8,120,587
450	Ironton, Ohio, Sewer System Improvement Revenue Bonds, Series 2011, 5.250%, 12/01/40 – AGM Insured	12/20 at 100.00	A2	484,178
1,745	Lebanon, Ohio, Waterworks System Revenue Bonds, Improvement and Refunding Series 2012, 5.000%, 12/01/31	12/21 at 100.00	A1	1,965,795
1,000	Marysville, Ohio, Water System Mortgage Revenue Bonds, Refunding Series 2016, 4.000%, 12/01/38	12/25 at 100.00	Aa3	1,050,000
8,500	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Series 2013, 5.000%, 11/15/38	5/23 at 100.00	AA+	9,694,250
3,125	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Tender Option Bond Trust 2015-XF0225, 15.635%, 11/15/43 (IF)	5/23 at 100.00	AA+	4,829,250
2,975	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, Series 2016, 5.000%, 6/01/29	12/26 at 100.00	AAA	3,706,106
	Ohio Water Development Authority, Revenue Bonds, Fresh Water Development, Series 2016B:
2,780	5.000%, 12/01/33	12/26 at 100.00	AAA	3,377,589
1,895	5.000%, 12/01/34	12/26 at 100.00	AAA	2,291,623
	Ohio Water Development Authority, Revenue Bonds, Water Development Community Assistance Program, Refunding Series 2009:
1,405	5.000%, 12/01/25	12/19 at 100.00	Aa1	1,537,070
1,475	5.000%, 12/01/26	12/19 at 100.00	Aa1	1,612,116
3,010	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Refunding Series 2014B, 5.000%, 12/01/22	No Opt. Call	AAA	3,595,896
5,000	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2016A, 5.000%, 6/01/26	No Opt. Call	AAA	6,271,300
5,000	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2017A, 5.000%, 12/01/31	6/27 at 100.00	AAA	6,169,700
2,060	Springboro, Ohio, Sewer System Mortgage Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/27	6/22 at 100.00	Aa2	2,348,112
75,410	Total Water and Sewer			89,868,727

$ 529,740	Total Long-Term Investments (cost $549,353,964)			579,843,448
	Other Assets Less Liabilities – 1.5%			8,562,127
	Net Assets – 100%			$ 588,405,575
88      NUVEEN

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(IF)	Inverse floating rate investment.
(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.
NUVEEN      89

Nuveen Wisconsin Municipal Bond Fund
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.3%
	MUNICIPAL BONDS – 97.3%
	Consumer Discretionary – 0.1%
$ 105	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017, 5.000%, 9/01/46 (WI/DD, Settling 6/22/17)	9/27 at 100.00	N/R	$ 117,252
	Consumer Staples – 2.7%
700	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 5.250%, 6/01/32	6/17 at 100.00	N/R	700,014
680	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007, 4.625%, 6/01/21	6/17 at 100.00	N/R	680,211
500	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.500%, 6/01/42	7/17 at 100.00	B+	500,040
315	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Turbo Term Series 2016A. Including 2016A-1, 2016A-2A and 2016A-2B, 5.000%, 6/01/51	6/26 at 100.00	N/R	336,231
1,060	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	1,097,980
3,255	Total Consumer Staples			3,314,476
	Education and Civic Organizations – 4.5%
	Madison Community Development Authority, Wisconsin, Revenue Bonds, The Wisconsin Alumni Research Foundation, Series 2009:
300	5.000%, 10/01/28	10/19 at 100.00	AAA	326,439
1,000	5.000%, 10/01/34	10/19 at 100.00	AAA	1,089,280
1,000	Milwaukee Redevelopment Authority, Wisconsin, Milwaukee Science Education Consortium, Inc. Project, Series 2013A, 6.000%, 8/01/33	8/23 at 100.00	BB+	1,095,700
1,300	Milwaukee Redevelopment Authority, Wisconsin, Revenue Bonds, Milwaukee School of Engineering Project, Series 2012, 4.100%, 4/01/32 – AGM Insured	4/22 at 100.00	AA	1,371,045
1,000	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006, 5.000%, 1/01/46 – AMBAC Insured	7/17 at 100.00	BBB	1,002,400
655	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2016, 5.000%, 7/01/39	7/26 at 100.00	Baa2	707,302
5,255	Total Education and Civic Organizations			5,592,166
	Health Care – 6.9%
440	Illinois Finance Authority, Revenue Bonds, Presence Health Network, Series 2016C, 5.000%, 2/15/36	2/27 at 100.00	BBB	479,516
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aspirus, Inc. Obligated Group, Refunding Series 2015A, 5.000%, 8/15/34	2/25 at 100.00	A+	1,131,500
810	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beaver Dam Community Hospitals Inc., Series 2013A, 5.250%, 8/15/34	8/23 at 100.00	BBB-	868,320
90      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Bellin Memorial Hospital, Series 2015:
$ 250	5.000%, 12/01/23	No Opt. Call	A+	$299,558
1,500	4.000%, 12/01/35	6/24 at 100.00	A+	1,579,530
250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc. Obligated Group, Tender Option Bond Trust 2015-XF0118, 11.629%, 4/01/42 (IF) (4)	10/22 at 100.00	AA-	277,530
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B:
585	5.000%, 2/15/26	2/22 at 100.00	A-	652,761
890	5.000%, 2/15/40	2/22 at 100.00	A-	953,795
10	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Monroe Clinic Inc., Refunding Series 2016, 5.000%, 2/15/30	8/25 at 100.00	A3	11,545
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ThedaCare, Inc., Series 2009A, 5.500%, 12/15/38	12/19 at 100.00	AA-	1,072,580
1,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Fort Healthcare, Series 2014, 5.000%, 5/01/29	5/24 at 100.00	BBB+	1,108,050
7,735	Total Health Care			8,434,685
	Housing/Multifamily – 8.7%
2,000	Hudson Housing Authority, Wisconsin, Multifamily Housing Revenue Bonds, Cedar Ridge Apartments Project, Series 2013A, 5.125%, 6/01/30	6/23 at 100.00	N/R	2,079,480
1,750	Platteville Redevelopment Authority, Wisconsin, Revenue Bonds, University of Wisconsin - Platteville Real Estate Foundation Project, Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	BBB-	1,836,677
1,380	Puerto Rico Housing Finance Authority, Subordinate Lien Capital Fund Program Revenue Bonds, Modernization Series 2008, 5.125%, 12/01/27	12/18 at 100.00	A+	1,449,290
2,000	Wisconsin Housing and Economic Development Authority Multi Family Housing Bonds, Western Technical College Student Housing Project, Series 2013B, 4.700%, 4/01/38	4/23 at 100.00	A	2,175,500
935	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2006A, 4.550%, 5/01/27 (Alternative Minimum Tax)	7/17 at 100.00	AA	936,113
2,125	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2015A, 4.125%, 11/01/46	5/25 at 100.00	AA	2,189,387
10,190	Total Housing/Multifamily			10,666,447
	Industrials – 1.0%
	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
420	5.500%, 12/01/22	12/18 at 100.00	B	429,416
65	5.250%, 12/01/25	12/23 at 100.00	B	67,350
465	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/27	6/19 at 105.00	B	483,010
300	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	322,572
1,250	Total Industrials			1,302,348
NUVEEN      91

Nuveen Wisconsin Municipal Bond Fund (continued)
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care – 7.7%
$ 1,000	New Richmond Community Development Authority, Wisconsin, Health Care Facilities Revenue Bonds, PHM/New Richmond Senior Housing, Inc., Series 2011, 6.650%, 9/01/43	9/18 at 101.00	N/R	$1,024,370
500	Winnebago County Housing Authority, Wisconsin, Revenue Bonds, Lutheran Homes of Oshkosh, Inc. Project, Refunding Series 2015A, 4.450%, 3/01/30	3/20 at 101.00	N/R	508,230
1,750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial Hospital, Inc., Series 2014B, 5.000%, 7/01/44	7/24 at 100.00	A-	1,880,410
185	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Saint John's Communities Inc., Series 2015B, 5.000%, 9/15/37	9/22 at 100.00	BBB+	195,900
1,650	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/43	8/23 at 100.00	A	1,765,979
2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Woodland Hills Senior Housing Project, Series 2014, 5.000%, 12/01/44	12/22 at 102.00	N/R	2,019,920
2,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014, 5.375%, 10/01/44	10/22 at 102.00	N/R	2,048,500
9,085	Total Long-Term Care			9,443,309
	Materials – 1.2%
1,385	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2014, 5.250%, 4/01/30 (Alternative Minimum Tax)	11/24 at 100.00	N/R	1,485,468
	Tax Obligation/Limited – 38.7%
650	Beloit Community Development Authority, Rock County, Wisconsin, Lease Revenue Bonds, Series 2009, 5.000%, 3/01/25	3/18 at 100.00	N/R	661,433
	Glendale Community Development Authority, Wisconsin, Community Development Lease Revenue Bonds, Tax Increment District 7, Refunding Series 2011B:
1,000	3.850%, 9/01/20	9/18 at 100.00	A1	1,028,390
500	3.700%, 9/01/21	9/18 at 100.00	A1	512,430
	Glendale Community Development Authority, Wisconsin, Community Development Lease Revenue Bonds, Tax Increment District 7, Refunding Series 2012:
100	1.850%, 9/01/18	No Opt. Call	A1	101,103
500	2.750%, 9/01/22	9/20 at 100.00	A1	515,345
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,000	5.000%, 1/01/23	1/22 at 100.00	A	1,108,980
1,000	5.000%, 1/01/31	1/22 at 100.00	A	1,064,290
350	5.250%, 1/01/36	1/22 at 100.00	A	373,125
2,190	5.125%, 1/01/42	1/22 at 100.00	A	2,308,588
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
1,000	5.000%, 12/01/24	No Opt. Call	BBB+	1,161,830
845	5.000%, 12/01/34	12/26 at 100.00	BBB+	935,170
1,205	5.000%, 12/01/46	12/26 at 100.00	BBB+	1,319,403
1,000	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001, 0.000%, 6/15/23 – AMBAC Insured	No Opt. Call	BBB-	823,390
1,250	Kaukauna Redevelopment Authority, Outagamie and Calumet Counties, Wisconsin, Redevelopment Lease Revenue Bonds, Series 2015, 4.125%, 6/01/40	6/25 at 100.00	A+	1,299,675
92      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 675	Milwaukee Redevelopment Authority, Wisconsin, HSI Industrial I LLC Project Revenue Bonds, Series 2008, 5.125%, 6/01/29 (Alternative Minimum Tax)	7/17 at 100.00	A2	$677,329
1,300	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Neighborhood Public Schools Initiative, Series 2007A, 4.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	A1	1,304,823
	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Public Schools, Series 2016A:
800	5.000%, 11/15/30	11/26 at 100.00	A+	931,760
500	5.000%, 11/15/31	11/26 at 100.00	A+	581,345
550	5.000%, 11/15/32	11/26 at 100.00	A+	636,537
	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2011-144A:
550	5.500%, 2/01/21	2/19 at 102.00	AA-	600,303
2,500	6.500%, 2/01/31	2/19 at 102.00	AA-	2,730,550
500	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 5.000%, 7/01/31 – AMBAC Insured	7/17 at 100.00	CC	500,990
1,935	Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue Refunding Bonds, Series 1998A, 5.500%, 12/15/26 – NPFG Insured	No Opt. Call	AA-	2,414,783
1,250	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 144A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	1,324,837
	Weston Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2004A:
1,000	5.250%, 10/01/21	7/17 at 100.00	A2	1,002,730
1,230	4.700%, 10/01/21	7/17 at 100.00	A2	1,233,469
1,000	Weston Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2005A, 5.000%, 10/01/21	7/17 at 100.00	A2	1,002,330
	Wisconsin Center District, Appropriation Revenue Bonds, Milwaukee Arena Project, Series 2016:
2,500	5.000%, 12/15/30	6/26 at 100.00	A1	2,965,225
2,500	5.000%, 12/15/31	6/26 at 100.00	A1	2,951,825
4,000	Wisconsin Center District, Dedicated Tax Revenue Bonds, Milwaukee Arena Project, Senior Series 2016A, 0.000%, 12/15/39 – AGM Insured	6/26 at 60.88	AA	1,688,640
	Wisconsin Center District, Dedicated Tax Revenue Bonds, Refunding Junior Series 1999:
3,985	5.250%, 12/15/23 – AGM Insured	No Opt. Call	AA	4,650,973
865	5.250%, 12/15/27 – AGM Insured	No Opt. Call	AA	1,035,145
	Wisconsin Center District, Dedicated Tax Revenue Bonds, Refunding Junior Series 2013A:
785	4.000%, 12/15/25	12/22 at 100.00	A3	837,823
2,170	5.000%, 12/15/28	12/22 at 100.00	A3	2,419,507
	Wisconsin Center District, Dedicated Tax Revenue Bonds, Refunding Senior Series 2003A:
2,035	0.000%, 12/15/28 – AGM Insured	No Opt. Call	AA	1,504,842
1,945	0.000%, 12/15/31	No Opt. Call	AA	1,271,524
47,165	Total Tax Obligation/Limited			47,480,442
	Transportation – 4.9%
1,000	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.250%, 10/01/34 (Alternative Minimum Tax)	10/23 at 100.00	BBB	1,137,540
NUVEEN      93

Nuveen Wisconsin Municipal Bond Fund (continued)
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 600	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc. Terminal Improvement Project, Refunding Series 2015B-1, 5.000%, 7/15/30 (Alternative Minimum Tax)	7/25 at 100.00	BB-	$652,074
500	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.500%, 1/01/19 – AMBAC Insured (Alternative Minimum Tax)	7/17 at 100.00	N/R	501,310
130	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016, 5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB	138,698
1,000	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 4.000%, 7/01/33 (Alternative Minimum Tax)	7/24 at 100.00	BBB	1,033,010
435	Public Finance Authority of Wisconsin, Senior Airport Facilities Revenue and Refunding Bonds, TrIPS Obligated Group, Series 2012B, 5.000%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	BBB	469,970
610	Virgin Islands Port Authority, Marine Revenue Bonds, Refunding Series 2014A, 5.000%, 9/01/33 (Alternative Minimum Tax)	9/24 at 100.00	BBB+	644,684
1,000	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB	1,051,510
355	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB	386,709
5,630	Total Transportation			6,015,505
	U.S. Guaranteed – 11.7% (5)
	Guam Government, General Obligation Bonds, Series 2007A:
1,000	5.000%, 11/15/23 (Pre-refunded 11/15/17)	11/17 at 100.00	BB- (5)	1,019,010
500	5.125%, 11/15/27 (Pre-refunded 11/15/17)	11/17 at 100.00	BB- (5)	509,790
	Monroe Redevelopment Authority, Wisconsin, Development Revenue Bonds, The Monroe Clinic, Inc., Series 2009:
1,150	5.500%, 2/15/29 (Pre-refunded 2/15/19)	2/19 at 100.00	A3 (5)	1,239,010
2,550	5.875%, 2/15/39 (Pre-refunded 2/15/19)	2/19 at 100.00	A3 (5)	2,763,511
	Neenah Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2008A:
280	4.625%, 12/01/28 (Pre-refunded 12/01/18)	12/18 at 100.00	N/R (5)	295,669
220	4.625%, 12/01/28 (Pre-refunded 12/01/18)	12/18 at 100.00	A2 (5)	232,245
1,000	4.750%, 12/01/32 (Pre-refunded 12/01/18)	12/18 at 100.00	A2 (5)	1,057,820
	Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue Refunding Bonds, Series 1998A:
900	5.500%, 12/15/18 – NPFG Insured (ETM)	No Opt. Call	AA- (5)	962,910
1,220	5.500%, 12/15/20 – NPFG Insured (ETM)	No Opt. Call	AA- (5)	1,405,391
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc. Obligated Group, Tender Option Bond Trust 2015-XF0118, 15.608%, 4/01/34 (Pre-refunded 4/01/19) (IF) (4)	4/19 at 100.00	AA- (5)	1,292,920
665	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Howard Young Health Care, Inc., Refunding Series 2012, 5.000%, 8/15/22 (ETM)	No Opt. Call	N/R (5)	787,453
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2011A, 5.750%, 5/01/35 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (5)	1,176,660
94      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 1,350	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/32 (Pre-refunded 8/15/22)	8/22 at 100.00	N/R (5)	$ 1,602,329
12,835	Total U.S. Guaranteed			14,344,718
	Utilities – 4.5%
995	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41	No Opt. Call	Caa1	412,925
1,375	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	1,551,825
860	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20	No Opt. Call	Caa1	356,900
1,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory Put 12/03/18)	No Opt. Call	Caa1	415,000
265	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor., Series 2005A, 3.750%, 12/01/40	No Opt. Call	Caa1	109,975
370	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	BBB+	451,322
1,200	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2007A, 5.000%, 7/01/25	7/17 at 100.00	BB-	780,960
1,250	WPPI Energy, Wisconsin, Power Supply System Revenue Bonds, Series 2016A, 5.000%, 7/01/36	7/26 at 100.00	A1	1,457,188
7,315	Total Utilities			5,536,095
	Water and Sewer – 4.7%
1,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	A-	1,067,600
1,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A-	1,114,500
3,240	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	A-	3,546,634
5,240	Total Water and Sewer			5,728,734

$ 116,445	Total Long-Term Investments (cost $116,088,454)			119,461,645
	Other Assets Less Liabilities – 2.7%			3,293,109
	Net Assets – 100%			$ 122,754,754
NUVEEN      95

Nuveen Wisconsin Municipal Bond Fund (continued)
Portfolio of Investments	May 31, 2017
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.
96      NUVEEN

Statement of
Assets and Liabilities
May 31, 2017
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Assets
Long-term investments, at value (cost $233,007,048, $364,514,484, $210,440,778, $457,110,479, $549,353,964 and $116,088,454, respectively)	$242,344,669	$383,038,653	$220,034,815	$484,413,233	$579,843,448	$119,461,645
Short-term investments, at value (cost approximates value)	—	—	—	7,050,000	—	—
Cash	1,849,776	—	2,740,698	534,756	—	1,514,557
Receivable for:
Interest	3,342,805	5,838,474	2,486,564	5,532,794	10,160,137	1,937,906
Investments sold	185,000	20,000	—	461,185	7,436,792	125,000
Shares sold	345,258	308,172	499,861	526,480	654,192	188,713
Other assets	3,174	74,462	42,909	40,911	93,337	3,543
Total assets	248,070,682	389,279,761	225,804,847	498,559,359	598,187,906	123,231,364
Liabilities
Cash overdraft	—	431,429	—	—	5,652,837	—
Floating rate obligations	9,420,000	11,250,000	4,700,000	—	—	—
Payable for:
Dividends	112,334	144,930	126,663	474,551	416,427	78,033
Investments purchased	812,912	—	2,217,319	6,144,645	2,284,620	115,746
Shares redeemed	465,036	1,044,600	234,310	633,079	827,974	135,972
Accrued expenses:
Management fees	101,003	157,517	91,889	209,016	246,223	52,748
Professional fees	34,258	37,909	33,346	40,672	43,340	31,314
Trustees fees	2,378	74,550	39,442	41,530	95,008	1,244
12b-1 distribution and service fees	59,443	80,259	39,211	69,532	102,085	21,176
Other	53,745	68,634	54,129	76,999	113,817	40,377
Total liabilities	11,061,109	13,289,828	7,536,309	7,690,024	9,782,331	476,610
Net assets	$237,009,573	$375,989,933	$218,268,538	$490,869,335	$588,405,575	$122,754,754
Class A Shares
Net assets	$149,839,340	$287,148,729	$120,270,328	$220,958,499	$304,828,961	$ 56,227,879
Shares outstanding	13,938,468	26,243,537	10,403,252	19,417,730	26,401,479	5,302,049
Net asset value ("NAV") per share	$ 10.75	$ 10.94	$ 11.56	$ 11.38	$ 11.55	$ 10.60
Offering price per share (NAV per share plus maximum sales charge of 4.20% of offering price)	$ 11.22	$ 11.42	$ 12.07	$ 11.88	$ 12.06	$ 11.06
Class C Shares
Net assets	$ 13,335,849	$ 8,566,903	$ 10,565,269	$ 18,663,054	$ 23,571,730	$ 6,302,589
Shares outstanding	1,242,934	783,266	916,377	1,646,754	2,052,668	594,332
NAV and offering price per share	$ 10.73	$ 10.94	$ 11.53	$ 11.33	$ 11.48	$ 10.60
Class C2 Shares
Net assets	$ 34,786,179	$ 37,665,685	$ 13,234,232	$ 22,211,365	$ 41,935,651	$ 9,907,462
Shares outstanding	3,240,163	3,443,627	1,147,190	1,958,201	3,644,132	933,665
NAV and offering price per share	$ 10.74	$ 10.94	$ 11.54	$ 11.34	$ 11.51	$ 10.61
Class I Shares
Net assets	$ 39,048,205	$ 42,608,616	$ 74,198,709	$229,036,417	$218,069,233	$ 50,316,824
Shares outstanding	3,617,551	3,895,985	6,424,778	20,144,023	18,952,999	4,733,941
NAV and offering price per share	$ 10.79	$ 10.94	$ 11.55	$ 11.37	$ 11.51	$ 10.63
Net assets consist of:
Capital paid-in	$232,614,208	$365,410,312	$209,015,018	$467,302,360	$560,680,964	$123,939,219
Undistributed (Over-distribution of) net investment income	321,891	(314,213)	(70,464)	1,620,708	635,376	51,081
Accumulated net realized gain (loss)	(5,264,147)	(7,630,335)	(270,053)	(5,356,487)	(3,400,249)	(4,608,737)
Net unrealized appreciation (depreciation)	9,337,621	18,524,169	9,594,037	27,302,754	30,489,484	3,373,191
Net assets	$237,009,573	$375,989,933	$218,268,538	$490,869,335	$588,405,575	$122,754,754
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01
See accompanying notes to financial statements.
NUVEEN      97

Statement of
Operations
Year Ended May 31, 2017
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Investment Income	$10,229,634	$16,002,125	$ 8,044,142	$ 20,805,499	$ 23,228,838	$ 5,102,393
Expenses
Management fees	1,206,651	1,899,548	1,042,460	2,476,466	2,930,775	636,621
12b-1 service fees - Class A Shares	298,278	585,739	233,746	430,252	607,571	118,628
12b-1 distibution and service fees - Class C Shares	133,167	79,804	100,498	180,565	214,748	64,135
12b-1 distibution and service fees - Class C2 Shares	287,259	317,109	143,113	197,172	401,268	85,489
Shareholder servicing agent fees	91,087	122,932	95,704	138,966	246,615	56,453
Interest expense	120,709	86,000	59,090	10,155	—	—
Custodian fees	54,113	66,349	49,748	86,900	90,780	41,873
Trustees fees	7,106	11,331	6,113	14,542	17,606	3,818
Professional fees	43,121	50,277	40,621	54,259	61,389	36,862
Shareholder reporting expenses	25,076	29,630	25,832	30,108	49,547	16,457
Federal and state registration fees	10,905	10,303	15,510	13,709	10,839	19,502
Other	18,765	19,691	12,886	26,391	25,710	16,209
Total expenses	2,296,237	3,278,713	1,825,321	3,659,485	4,656,848	1,096,047
Net investment income (loss)	7,933,397	12,723,412	6,218,821	17,146,014	18,571,990	4,006,346
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(644,318)	192,413	161,505	204,761	(325,060)	(365,768)
Change in net unrealized appreciation (depreciation) of investments	(7,703,336)	(9,990,994)	(4,859,902)	(10,900,312)	(17,417,300)	(4,781,394)
Net realized and unrealized gain (loss)	(8,347,654)	(9,798,581)	(4,698,397)	(10,695,551)	(17,742,360)	(5,147,162)
Net increase (decrease) in net assets from operations	$ (414,257)	$ 2,924,831	$ 1,520,424	$ 6,450,463	$ 829,630	$(1,140,816)
See accompanying notes to financial statements.
98      NUVEEN

Statement of
Changes in Net Assets
	Kansas		Kentucky
	Year Ended 5/31/17	Year Ended 5/31/16	Year Ended 5/31/17	Year Ended 5/31/16
Operations
Net investment income (loss)	$ 7,933,397	$ 7,463,164	$ 12,723,412	$ 13,325,880
Net realized gain (loss) from:
Investments	(644,318)	708,662	192,413	614,770
Swaps	—	—	—	51,231
Change in net unrealized appreciation (depreciation) of:
Investments	(7,703,336)	3,011,740	(9,990,994)	4,348,350
Swaps	—	—	—	(44,037)
Net increase (decrease) in net assets from operations	(414,257)	11,183,566	2,924,831	18,296,194
Distributions to Shareholders
From net investment income:
Class A Shares	(5,412,370)	(4,972,440)	(10,653,005)	(10,684,975)
Class C Shares	(375,467)	(231,490)	(225,405)	(141,034)
Class C2 Shares	(1,180,785)	(1,296,566)	(1,308,066)	(1,395,496)
Class I Shares	(1,462,135)	(1,109,495)	(1,462,016)	(1,068,650)
From accumulated net realized gains:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class C2 Shares	—	—	—	—
Class I Shares	—	—	—	—
Decrease in net assets from distributions to shareholders	(8,430,757)	(7,609,991)	(13,648,492)	(13,290,155)
Fund Share Transactions
Proceeds from sale of shares	47,275,482	41,608,532	49,739,410	33,625,918
Proceeds from shares issued to shareholders due to reinvestment of distributions	6,971,779	6,233,063	11,820,116	11,364,025
	54,247,261	47,841,595	61,559,526	44,989,943
Cost of shares redeemed	(43,438,500)	(22,607,747)	(59,966,557)	(38,430,048)
Net increase (decrease) in net assets from Fund share transactions	10,808,761	25,233,848	1,592,969	6,559,895
Net increase (decrease) in net assets	1,963,747	28,807,423	(9,130,692)	11,565,934
Net assets at the beginning of period	235,045,826	206,238,403	385,120,625	373,554,691
Net assets at the end of period	$237,009,573	$235,045,826	$375,989,933	$385,120,625
Undistributed (Over-distribution of) net investment income at the end of period	$ 321,891	$ 858,108	$ (314,213)	$ 623,857

See accompanying notes to financial statements.
NUVEEN      99

Statement of Changes in Net Assets (continued)
	Michigan		Missouri
	Year Ended 5/31/17	Year Ended 5/31/16	Year Ended 5/31/17	Year Ended 5/31/16
Operations
Net investment income (loss)	$ 6,218,821	$ 5,917,593	$ 17,146,014	$ 16,601,684
Net realized gain (loss) from:
Investments	161,505	1,430	204,761	460,816
Swaps	—	38,550	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(4,859,902)	4,775,601	(10,900,312)	11,580,141
Swaps	—	(32,917)	—	—
Net increase (decrease) in net assets from operations	1,520,424	10,700,257	6,450,463	28,642,641
Distributions to Shareholders
From net investment income:
Class A Shares	(3,642,153)	(3,737,740)	(7,200,674)	(7,588,548)
Class C Shares	(232,712)	(149,273)	(463,915)	(279,380)
Class C2 Shares	(489,826)	(618,278)	(744,760)	(885,702)
Class I Shares	(1,989,481)	(1,447,312)	(8,163,336)	(7,926,099)
From accumulated net realized gains:
Class A Shares	(309,912)	(320,513)	—	—
Class C Shares	(26,579)	(16,030)	—	—
Class C2 Shares	(50,919)	(62,101)	—	—
Class I Shares	(164,978)	(112,417)	—	—
Decrease in net assets from distributions to shareholders	(6,906,560)	(6,463,664)	(16,572,685)	(16,679,729)
Fund Share Transactions
Proceeds from sale of shares	74,219,065	43,077,124	104,893,603	94,030,823
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,979,117	4,599,335	10,571,446	10,435,462
	79,198,182	47,676,459	115,465,049	104,466,285
Cost of shares redeemed	(51,518,346)	(22,953,297)	(108,131,153)	(62,795,813)
Net increase (decrease) in net assets from Fund share transactions	27,679,836	24,723,162	7,333,896	41,670,472
Net increase (decrease) in net assets	22,293,700	28,959,755	(2,788,326)	53,633,384
Net assets at the beginning of period	195,974,838	167,015,083	493,657,661	440,024,277
Net assets at the end of period	$218,268,538	$195,974,838	$ 490,869,335	$493,657,661
Undistributed (Over-distribution of) net investment income at the end of period	$ (70,464)	$ 135,421	$ 1,620,708	$ 1,056,267

See accompanying notes to financial statements.
100      NUVEEN

	Ohio		Wisconsin
	Year Ended 5/31/17	Year Ended 5/31/16	Year Ended 5/31/17	Year Ended 5/31/16
Operations
Net investment income (loss)	$ 18,571,990	$ 18,602,776	$ 4,006,346	$ 3,540,565
Net realized gain (loss) from:
Investments	(325,060)	811,744	(365,768)	(275,392)
Swaps	—	123,332	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(17,417,300)	16,288,741	(4,781,394)	2,571,902
Swaps	—	(105,104)	—	—
Net increase (decrease) in net assets from operations	829,630	35,721,489	(1,140,816)	5,837,075
Distributions to Shareholders
From net investment income:
Class A Shares	(9,339,191)	(10,176,828)	(1,928,216)	(1,931,657)
Class C Shares	(490,042)	(265,719)	(158,037)	(94,167)
Class C2 Shares	(1,345,804)	(1,694,126)	(306,694)	(387,551)
Class I Shares	(6,995,264)	(6,935,792)	(1,645,411)	(1,209,700)
From accumulated net realized gains:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class C2 Shares	—	—	—	—
Class I Shares	—	—	—	—
Decrease in net assets from distributions to shareholders	(18,170,301)	(19,072,465)	(4,038,358)	(3,623,075)
Fund Share Transactions
Proceeds from sale of shares	139,835,115	83,858,692	41,924,915	30,940,836
Proceeds from shares issued to shareholders due to reinvestment of distributions	12,974,069	13,297,112	3,014,178	2,692,108
	152,809,184	97,155,804	44,939,093	33,632,944
Cost of shares redeemed	(129,889,062)	(61,150,080)	(34,844,249)	(15,822,159)
Net increase (decrease) in net assets from Fund share transactions	22,920,122	36,005,724	10,094,844	17,810,785
Net increase (decrease) in net assets	5,579,451	52,654,748	4,915,670	20,024,785
Net assets at the beginning of period	582,826,124	530,171,376	117,839,084	97,814,299
Net assets at the end of period	$ 588,405,575	$582,826,124	$122,754,754	$117,839,084
Undistributed (Over-distribution of) net investment income at the end of period	$ 635,376	$ 234,983	$ 51,081	$ 83,093
See accompanying notes to financial statements.
NUVEEN      101

Financial
Highlights
Kansas
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (01/92)
2017	$11.13	$0.37	$(0.36)	$ 0.01	$(0.39)	$ —	$(0.39)	$10.75
2016	10.95	0.39	0.19	0.58	(0.40)	—	(0.40)	11.13
2015	10.86	0.41	0.09	0.50	(0.41)	—	(0.41)	10.95
2014	11.08	0.42	(0.25)	0.17	(0.39)	—	(0.39)	10.86
2013	11.21	0.40	(0.05)	0.35	(0.40)	(0.08)	(0.48)	11.08
Class C (02/14)
2017	11.11	0.28	(0.36)	(0.08)	(0.30)	—	(0.30)	10.73
2016	10.93	0.31	0.19	0.50	(0.32)	—	(0.32)	11.11
2015	10.85	0.32	0.08	0.40	(0.32)	—	(0.32)	10.93
2014(e)	10.49	0.05	0.41	0.46	(0.10)	—	(0.10)	10.85
Class C2 (02/97)(f)
2017	11.12	0.31	(0.36)	(0.05)	(0.33)	—	(0.33)	10.74
2016	10.94	0.33	0.19	0.52	(0.34)	—	(0.34)	11.12
2015	10.85	0.35	0.09	0.44	(0.35)	—	(0.35)	10.94
2014	11.06	0.36	(0.24)	0.12	(0.33)	—	(0.33)	10.85
2013	11.20	0.34	(0.06)	0.28	(0.34)	(0.08)	(0.42)	11.06
Class I (02/97)
2017	11.18	0.39	(0.36)	0.03	(0.42)	—	(0.42)	10.79
2016	11.00	0.42	0.19	0.61	(0.43)	—	(0.43)	11.18
2015	10.91	0.44	0.08	0.52	(0.43)	—	(0.43)	11.00
2014	11.13	0.44	(0.25)	0.19	(0.41)	—	(0.41)	10.91
2013	11.26	0.42	(0.04)	0.38	(0.43)	(0.08)	(0.51)	11.13
102      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

0.16%	$149,839	0.86%	0.81%	3.42%	17%
5.40	147,980	0.84	0.81	3.58	11
4.63	132,391	0.84	0.81	3.77	8
1.72	132,188	0.86	0.83	4.00	15
3.13	166,022	0.84	0.81	3.53	10

(0.66)	13,336	1.66	1.61	2.62	17
4.62	11,291	1.64	1.61	2.78	11
3.75	5,758	1.64	1.61	2.91	8
4.37	1,177	1.66*	1.63*	3.08*	15

(0.39)	34,786	1.41	1.36	2.87	17
4.84	40,611	1.39	1.36	3.03	11
4.07	42,760	1.39	1.36	3.23	8
1.24	48,520	1.41	1.38	3.45	15
2.50	63,429	1.39	1.36	2.98	10

0.28	39,048	0.66	0.61	3.62	17
5.61	35,164	0.64	0.61	3.79	11
4.84	25,330	0.64	0.61	3.96	8
1.95	16,106	0.66	0.63	4.19	15
3.34	20,126	0.64	0.61	3.73	10
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
See accompanying notes to financial statements.
NUVEEN      103

Financial Highlights (continued)
Kentucky
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (05/87)
2017	$11.24	$0.37	$(0.27)	$0.10	$(0.40)	$ —	$(0.40)	$10.94
2016	11.09	0.40	0.15	0.55	(0.40)	—	(0.40)	11.24
2015	11.11	0.41	(0.03)	0.38	(0.40)	—	(0.40)	11.09
2014	11.30	0.42	(0.21)	0.21	(0.40)	—	(0.40)	11.11
2013	11.40	0.42	(0.09)	0.33	(0.43)	—	(0.43)	11.30
Class C (02/14)
2017	11.23	0.28	(0.26)	0.02	(0.31)	—	(0.31)	10.94
2016	11.08	0.31	0.15	0.46	(0.31)	—	(0.31)	11.23
2015	11.11	0.32	(0.04)	0.28	(0.31)	—	(0.31)	11.08
2014(e)	10.83	0.04	0.34	0.38	(0.10)	—	(0.10)	11.11
Class C2 (10/93)(f)
2017	11.23	0.31	(0.26)	0.05	(0.34)	—	(0.34)	10.94
2016	11.08	0.34	0.15	0.49	(0.34)	—	(0.34)	11.23
2015	11.11	0.35	(0.04)	0.31	(0.34)	—	(0.34)	11.08
2014	11.30	0.36	(0.21)	0.15	(0.34)	—	(0.34)	11.11
2013	11.40	0.36	(0.09)	0.27	(0.37)	—	(0.37)	11.30
Class I (02/97)
2017	11.23	0.39	(0.26)	0.13	(0.42)	—	(0.42)	10.94
2016	11.09	0.42	0.15	0.57	(0.43)	—	(0.43)	11.23
2015	11.11	0.43	(0.02)	0.41	(0.43)	—	(0.43)	11.09
2014	11.30	0.44	(0.20)	0.24	(0.43)	—	(0.43)	11.11
2013	11.40	0.45	(0.10)	0.35	(0.45)	—	(0.45)	11.30
104      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

0.94%	$287,149	0.80%	0.78%	3.40%	12%
5.05	300,288	0.80	0.79	3.62	10
3.46	297,982	0.80	0.79	3.68	7
2.14	309,200	0.80	0.79	3.87	12
2.78	370,392	0.78	0.77	3.71	11

0.21	8,567	1.60	1.58	2.59	12
4.22	6,660	1.59	1.58	2.78	10
2.57	3,916	1.59	1.58	2.82	7
3.49	814	1.60*	1.59*	2.83*	12

0.48	37,666	1.35	1.33	2.85	12
4.50	44,816	1.35	1.34	3.07	10
2.82	47,090	1.35	1.34	3.14	7
1.66	53,886	1.35	1.34	3.32	12
2.16	72,984	1.33	1.32	3.15	11

1.25	42,609	0.60	0.58	3.60	12
5.19	33,356	0.60	0.59	3.81	10
3.69	24,566	0.60	0.59	3.88	7
2.36	15,477	0.60	0.59	4.07	12
3.00	20,609	0.58	0.57	3.90	11

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
See accompanying notes to financial statements.
NUVEEN      105

Financial Highlights (continued)
Michigan
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/85)
2017	$11.85	$0.36	$(0.26)	$0.10	$(0.36)	$(0.03)	$(0.39)	$11.56
2016	11.57	0.40	0.31	0.71	(0.40)	(0.03)	(0.43)	11.85
2015	11.59	0.42	0.07	0.49	(0.44)	(0.07)	(0.51)	11.57
2014	11.77	0.46	(0.17)	0.29	(0.45)	(0.02)	(0.47)	11.59
2013	11.77	0.45	—**	0.45	(0.45)	—	(0.45)	11.77
Class C (02/14)
2017	11.82	0.26	(0.25)	0.01	(0.27)	(0.03)	(0.30)	11.53
2016	11.55	0.30	0.31	0.61	(0.31)	(0.03)	(0.34)	11.82
2015	11.57	0.31	0.09	0.40	(0.35)	(0.07)	(0.42)	11.55
2014(e)	11.22	0.03	0.43	0.46	(0.11)	—	(0.11)	11.57
Class C2 (06/93)(f)
2017	11.83	0.29	(0.25)	0.04	(0.30)	(0.03)	(0.33)	11.54
2016	11.55	0.33	0.32	0.65	(0.34)	(0.03)	(0.37)	11.83
2015	11.57	0.36	0.07	0.43	(0.38)	(0.07)	(0.45)	11.55
2014	11.76	0.40	(0.18)	0.22	(0.39)	(0.02)	(0.41)	11.57
2013	11.76	0.39	—**	0.39	(0.39)	—	(0.39)	11.76
Class I (02/97)
2017	11.84	0.38	(0.26)	0.12	(0.38)	(0.03)	(0.41)	11.55
2016	11.56	0.42	0.31	0.73	(0.42)	(0.03)	(0.45)	11.84
2015	11.58	0.44	0.08	0.52	(0.47)	(0.07)	(0.54)	11.56
2014	11.77	0.48	(0.18)	0.30	(0.47)	(0.02)	(0.49)	11.58
2013	11.76	0.48	—**	0.48	(0.47)	—	(0.47)	11.77
106      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

0.91%	$120,270	0.86%	0.83%	3.05%	16%
6.26	114,390	0.84	0.83	3.39	5
4.28	106,431	0.84	0.84	3.59	19
2.70	109,053	0.84	0.84	4.11	10
3.85	149,466	0.81	0.81	3.80	15

0.11	10,565	1.66	1.63	2.25	16
5.38	8,697	1.64	1.63	2.55	5
3.49	3,489	1.63	1.63	2.68	19
4.11	388	1.64*	1.64*	2.96*	10

0.35	13,234	1.41	1.38	2.51	16
5.73	20,615	1.39	1.38	2.85	5
3.75	22,182	1.39	1.39	3.04	19
2.05	24,872	1.40	1.40	3.57	10
3.33	32,084	1.36	1.36	3.25	15

1.12	74,199	0.66	0.63	3.25	16
6.49	52,273	0.64	0.63	3.58	5
4.49	34,913	0.64	0.64	3.78	19
2.84	26,969	0.65	0.65	4.31	10
4.15	30,311	0.61	0.61	4.00	15

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
**	Rounds to less than $0.01 per share.
See accompanying notes to financial statements.
NUVEEN      107

Financial Highlights (continued)
Missouri
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (08/87)
2017	$11.60	$0.40	$(0.24)	$0.16	$(0.38)	$ —	$(0.38)	$11.38
2016	11.30	0.41	0.30	0.71	(0.41)	—	(0.41)	11.60
2015	11.34	0.43	(0.04)	0.39	(0.43)	—	(0.43)	11.30
2014	11.51	0.45	(0.18)	0.27	(0.44)	—	(0.44)	11.34
2013	11.50	0.45	0.01	0.46	(0.45)	—	(0.45)	11.51
Class C (02/14)
2017	11.56	0.30	(0.24)	0.06	(0.29)	—	(0.29)	11.33
2016	11.26	0.32	0.30	0.62	(0.32)	—	(0.32)	11.56
2015	11.31	0.33	(0.04)	0.29	(0.34)	—	(0.34)	11.26
2014(e)	10.98	0.05	0.39	0.44	(0.11)	—	(0.11)	11.31
Class C2 (02/94)(f)
2017	11.57	0.33	(0.24)	0.09	(0.32)	—	(0.32)	11.34
2016	11.27	0.35	0.30	0.65	(0.35)	—	(0.35)	11.57
2015	11.31	0.36	(0.03)	0.33	(0.37)	—	(0.37)	11.27
2014	11.48	0.39	(0.18)	0.21	(0.38)	—	(0.38)	11.31
2013	11.48	0.38	0.01	0.39	(0.39)	—	(0.39)	11.48
Class I (02/97)
2017	11.59	0.42	(0.23)	0.19	(0.41)	—	(0.41)	11.37
2016	11.30	0.44	0.29	0.73	(0.44)	—	(0.44)	11.59
2015	11.33	0.45	(0.03)	0.42	(0.45)	—	(0.45)	11.30
2014	11.50	0.47	(0.18)	0.29	(0.46)	—	(0.46)	11.33
2013	11.50	0.47	—**	0.47	(0.47)	—	(0.47)	11.50
108      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

1.45%	$220,958	0.78%	0.78%	3.47%	17%
6.43	220,195	0.79	0.79	3.62	9
3.48	210,841	0.79	0.79	3.75	8
2.53	226,753	0.80	0.80	4.09	16
4.01	248,317	0.79	0.79	3.87	9

0.56	18,663	1.58	1.58	2.67	17
5.62	15,483	1.58	1.58	2.78	9
2.59	6,025	1.59	1.59	2.90	8
3.98	847	1.59*	1.59*	3.07*	16

0.83	22,211	1.33	1.33	2.93	17
5.89	27,930	1.34	1.34	3.08	9
2.94	29,534	1.34	1.34	3.20	8
1.97	32,308	1.35	1.35	3.54	16
3.39	37,936	1.34	1.34	3.31	9

1.66	229,036	0.58	0.58	3.67	17
6.56	230,050	0.59	0.59	3.82	9
3.79	193,623	0.59	0.59	3.95	8
2.75	157,568	0.60	0.60	4.28	16
4.14	188,399	0.59	0.59	4.07	9

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
**	Rounds to less than $0.01 per share.
See accompanying notes to financial statements.
NUVEEN      109

Financial Highlights (continued)
Ohio
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/85)
2017	$11.86	$0.37	$(0.32)	$ 0.05	$(0.36)	$ —	$(0.36)	$11.55
2016	11.51	0.40	0.36	0.76	(0.41)	—	(0.41)	11.86
2015	11.51	0.42	0.02	0.44	(0.44)	—	(0.44)	11.51
2014	11.72	0.47	(0.22)	0.25	(0.46)	—	(0.46)	11.51
2013	11.70	0.45	0.03	0.48	(0.46)	—	(0.46)	11.72
Class C (02/14)
2017	11.80	0.27	(0.33)	(0.06)	(0.26)	—	(0.26)	11.48
2016	11.46	0.30	0.36	0.66	(0.32)	—	(0.32)	11.80
2015	11.46	0.31	0.04	0.35	(0.35)	—	(0.35)	11.46
2014(f)	11.15	0.05	0.37	0.42	(0.11)	—	(0.11)	11.46
Class C2 (08/93)(g)
2017	11.82	0.30	(0.32)	(0.02)	(0.29)	—	(0.29)	11.51
2016	11.47	0.33	0.36	0.69	(0.34)	—	(0.34)	11.82
2015	11.47	0.35	0.02	0.37	(0.37)	—	(0.37)	11.47
2014	11.67	0.40	(0.21)	0.19	(0.39)	—	(0.39)	11.47
2013	11.65	0.39	0.03	0.42	(0.40)	—	(0.40)	11.67
Class I (02/97)
2017	11.83	0.39	(0.33)	0.06	(0.38)	—	(0.38)	11.51
2016	11.48	0.42	0.36	0.78	(0.43)	—	(0.43)	11.83
2015	11.48	0.44	0.02	0.46	(0.46)	—	(0.46)	11.48
2014	11.68	0.49	(0.21)	0.28	(0.48)	—	(0.48)	11.48
2013	11.66	0.48	0.03	0.51	(0.49)	—	(0.49)	11.68
110      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

0.43%	$304,829	0.78%	0.78%	3.15%	11%
6.68	302,097	0.79	0.79	3.41	9
3.84	287,392	0.80	0.80	3.59	16
2.31	290,868	0.81	0.81	4.18	16
4.16	339,849	0.79	0.79	3.83	9

(0.46)	23,572	1.58	1.58	2.35	11
5.80	16,122	1.58	1.58	2.55	9
3.06	6,392	1.59	1.59	2.72	16
3.79	1,648	1.59*	1.59*	3.11*	16

(0.14)	41,936	1.33	1.33	2.60	11
6.10	57,127	1.34	1.34	2.87	9
3.27	59,495	1.35	1.35	3.04	16
1.80	65,008	1.36	1.36	3.63	16
3.60	83,753	1.34	1.34	3.27	9

0.55	218,069	0.58	0.58	3.35	11
6.92	207,480	0.59	0.59	3.60	9
4.07	176,893	0.60	0.60	3.78	16
2.58	153,057	0.60	0.60	4.38	16
4.38	188,571	0.59	0.59	4.03	9

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
See accompanying notes to financial statements.
NUVEEN      111

Financial Highlights (continued)
Wisconsin
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/94)
2017	$11.01	$0.35	$(0.41)	$(0.06)	$(0.35)	$ —	$(0.35)	$10.60
2016	10.78	0.38	0.23	0.61	(0.38)	—	(0.38)	11.01
2015	10.68	0.40	0.10	0.50	(0.40)	—	(0.40)	10.78
2014	11.02	0.41	(0.35)	0.06	(0.40)	—	(0.40)	10.68
2013	11.09	0.40	(0.07)	0.33	(0.40)	—	(0.40)	11.02
Class C (02/14)
2017	11.01	0.26	(0.41)	(0.15)	(0.26)	—	(0.26)	10.60
2016	10.79	0.28	0.24	0.52	(0.30)	—	(0.30)	11.01
2015	10.69	0.31	0.11	0.42	(0.32)	—	(0.32)	10.79
2014(e)	10.27	0.04	0.48	0.52	(0.10)	—	(0.10)	10.69
Class C2 (02/97)(f)
2017	11.02	0.29	(0.41)	(0.12)	(0.29)	—	(0.29)	10.61
2016	10.79	0.32	0.23	0.55	(0.32)	—	(0.32)	11.02
2015	10.69	0.34	0.10	0.44	(0.34)	—	(0.34)	10.79
2014	11.03	0.36	(0.36)	—	(0.34)	—	(0.34)	10.69
2013	11.10	0.34	(0.07)	0.27	(0.34)	—	(0.34)	11.03
Class I (02/97)
2017	11.04	0.37	(0.41)	(0.04)	(0.37)	—	(0.37)	10.63
2016	10.81	0.40	0.24	0.64	(0.41)	—	(0.41)	11.04
2015	10.71	0.42	0.10	0.52	(0.42)	—	(0.42)	10.81
2014	11.05	0.44	(0.36)	0.08	(0.42)	—	(0.42)	10.71
2013	11.12	0.43	(0.08)	0.35	(0.42)	—	(0.42)	11.05
112      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(0.54)%	$56,228	0.86%	0.86%	3.23%	21%
5.80	57,828	0.86	0.86	3.46	10
4.72	53,553	0.86	0.86	3.68	5
0.76	49,057	0.89	0.89	4.02	14
2.94	62,029	0.84	0.84	3.60	9

(1.32)	6,303	1.66	1.66	2.43	21
4.89	5,565	1.66	1.66	2.62	10
3.91	2,575	1.66	1.66	2.84	5
5.07	656	1.68*	1.68*	2.70*	14

(1.09)	9,907	1.41	1.41	2.68	21
5.21	12,704	1.42	1.42	2.92	10
4.18	13,574	1.41	1.41	3.14	5
0.21	15,196	1.44	1.44	3.48	14
2.39	20,924	1.39	1.39	3.04	9

(0.32)	50,317	0.67	0.67	3.43	21
6.01	41,742	0.66	0.66	3.64	10
4.94	28,112	0.66	0.66	3.87	5
0.99	21,365	0.68	0.68	4.21	14
3.15	36,939	0.65	0.65	3.81	9

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
See accompanying notes to financial statements.
NUVEEN      113

Notes to
Financial Statements
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
The Nuveen Multistate Trust IV (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Kansas Municipal Bond Fund (“Kansas”), Nuveen Kentucky Municipal Bond Fund (“Kentucky”), Nuveen Michigan Municipal Bond Fund (“Michigan”), Nuveen Missouri Municipal Bond Fund (“Missouri”), Nuveen Ohio Municipal Bond Fund (“Ohio”) and Nuveen Wisconsin Municipal Bond Fund (“Wisconsin”) (each a “Fund” and collectively, the “Funds”), as diversified funds. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.
The end of the reporting period for the Funds is May 31, 2017, and the period covered by these Notes to Financial Statements is the fiscal year ended May 31, 2017 (the "current fiscal period").
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objective and Principal Investment Strategies
Each Fund's investment objective is to provide as high a level of current interest income exempt from regular federal, state, and, in some cases, local income taxes as is consistent with preservation of capital.
The Funds' most recent prospectus provides further description of each Fund's investment objective, principal investment strategies and principal risks.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the following Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:
	Michigan	Missouri	Ohio	Wisconsin
Outstanding when-issued/delayed delivery purchase commitments	$2,217,319	$3,276,181	$2,284,620	$115,746
Investment Income
Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydowns gains and losses, if any.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
114      NUVEEN

Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.
Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $250,000 ($1 million prior to November 1, 2016) or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purpose of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
Multiclass Operations and Allocations
Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 - Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs
NUVEEN      115

Notes to Financial Statements (continued)
reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3  – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Kansas	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$242,344,669	$ —	$242,344,669

Kentucky	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$383,038,653	$ —	$383,038,653

Michigan	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$220,034,815	$ —	$220,034,815

Missouri	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$484,413,233	$ —	$484,413,233
Short-Term Investments*:
Municipal Bonds	—	7,050,000	—	7,050,000
Total	$ —	$491,463,233	$ —	$491,463,233
116      NUVEEN

Ohio	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$579,843,448	$ —	$579,843,448

Wisconsin	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$119,461,645	$ —	$119,461,645

*	Refer to the Fund's Portfolio of Investments for industry classifications.
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of the independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:
(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.
The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
NUVEEN      117

Notes to Financial Statements (continued)
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB)  –  Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF)  –  Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstanding	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Floating rate obligations: self-deposited Inverse Floaters	$ 9,420,000	$11,250,000	$4,700,000	$ —	$ —	$ —
Floating rate obligations: externally-deposited Inverse Floaters	5,250,000	29,690,000	3,150,000	—	32,100,000	3,750,000
Total	$14,670,000	$40,940,000	$7,850,000	$ —	$32,100,000	$3,750,000
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:
Self-Deposited Inverse Floaters	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Average floating rate obligations outstanding	$9,420,000	$7,027,808	$4,700,000	$938,767	$ —	$ —
Average annual interest rate and fees	1.28%	1.22%	1.26%	1.08%	—%	—%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in
118      NUVEEN

interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations - Recourse Trusts	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$8,285,000	$11,250,000	$4,700,000	$ —	$ —	$ —
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	29,690,000	3,150,000	—	3,750,000	3,750,000
Total	$8,285,000	$40,940,000	$7,850,000	$ —	$3,750,000	$3,750,000
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4.  Fund Shares
The Funds have an effective registration statement on file with the Securities and Exchange Commission ("SEC") to issue Class T Shares, which were not yet available for public offering at the time this report was issued.
Transactions in Fund shares during the current and prior fiscal period were as follows:
NUVEEN      119

Notes to Financial Statements (continued)
	Year Ended 5/31/17		Year Ended 5/31/16
Kansas	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,255,259	$ 24,519,576	2,019,690	$ 22,294,935
Class C	495,132	5,424,440	528,601	5,823,767
Class C2	21,925	234,344	10,697	117,681
Class I	1,568,387	17,097,122	1,206,729	13,372,149
Shares issued to shareholders due to reinvestment of distributions:
Class A	423,074	4,581,299	381,256	4,201,830
Class C	31,089	335,683	19,629	216,167
Class C2	92,637	1,002,570	99,336	1,093,079
Class I	96,854	1,052,227	65,189	721,987
	4,984,357	54,247,261	4,331,127	47,841,595
Shares redeemed:
Class A	(2,032,842)	(21,824,087)	(1,197,911)	(13,172,772)
Class C	(299,643)	(3,191,985)	(58,560)	(646,408)
Class C2	(527,339)	(5,665,801)	(366,782)	(4,037,898)
Class I	(1,193,308)	(12,756,627)	(429,745)	(4,750,669)
	(4,053,132)	(43,438,500)	(2,052,998)	(22,607,747)
Net increase (decrease)	931,225	$ 10,808,761	2,278,129	$ 25,233,848

	Year Ended 5/31/17		Year Ended 5/31/16
Kentucky	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,069,886	$ 22,887,779	1,617,985	$ 18,060,144
Class C	276,898	3,069,987	291,117	3,249,504
Class C2	9,341	102,610	13,974	155,626
Class I	2,154,743	23,679,034	1,089,150	12,160,644
Shares issued to shareholders due to reinvestment of distributions:
Class A	858,500	9,437,798	835,194	9,319,669
Class C	18,304	200,750	10,619	118,593
Class C2	100,294	1,102,429	103,965	1,159,932
Class I	98,302	1,079,139	68,607	765,831
	5,586,268	61,559,526	4,030,611	44,989,943
Shares redeemed:
Class A	(3,407,961)	(37,318,096)	(2,607,699)	(29,034,528)
Class C	(104,954)	(1,137,318)	(62,158)	(693,362)
Class C2	(655,481)	(7,145,843)	(376,694)	(4,190,891)
Class I	(1,326,226)	(14,365,300)	(404,588)	(4,511,267)
	(5,494,622)	(59,966,557)	(3,451,139)	(38,430,048)
Net increase (decrease)	91,646	$ 1,592,969	579,472	$ 6,559,895

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	Year Ended 5/31/17		Year Ended 5/31/16
Michigan	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,447,885	$ 28,454,990	1,392,098	$ 16,287,926
Class C	351,064	4,075,746	452,601	5,289,642
Class C2	9,817	113,229	15,702	183,593
Class I	3,614,865	41,575,100	1,816,661	21,315,963
Shares issued to shareholders due to reinvestment of distributions:
Class A	231,315	2,674,951	247,003	2,887,893
Class C	18,452	212,432	11,258	131,531
Class C2	25,459	294,051	32,270	376,295
Class I	155,807	1,797,683	102,973	1,203,616
	6,854,664	79,198,182	4,070,566	47,676,459
Shares redeemed:
Class A	(1,926,387)	(22,065,535)	(1,184,043)	(13,862,130)
Class C	(188,853)	(2,159,254)	(30,313)	(354,180)
Class C2	(631,121)	(7,240,661)	(224,871)	(2,618,409)
Class I	(1,760,086)	(20,052,896)	(524,438)	(6,118,578)
	(4,506,447)	(51,518,346)	(1,963,665)	(22,953,297)
Net increase (decrease)	2,348,217	$ 27,679,836	2,106,901	$ 24,723,162

	Year Ended 5/31/17		Year Ended 5/31/16
Missouri	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,983,915	$ 45,492,784	2,569,657	$ 29,424,695
Class C	608,980	6,978,518	868,052	9,892,124
Class C2	8,544	97,215	9,207	104,810
Class I	4,606,528	52,325,086	4,775,510	54,609,194
Shares issued to shareholders due to reinvestment of distributions:
Class A	558,184	6,356,259	573,806	6,552,011
Class C	36,319	411,576	21,740	248,044
Class C2	52,448	595,824	62,181	707,931
Class I	281,787	3,207,787	256,315	2,927,476
	10,136,705	115,465,049	9,136,468	104,466,285
Shares redeemed:
Class A	(4,104,264)	(46,913,323)	(2,818,857)	(32,069,247)
Class C	(338,183)	(3,804,232)	(85,145)	(969,757)
Class C2	(517,265)	(5,851,830)	(276,939)	(3,137,865)
Class I	(4,587,042)	(51,561,768)	(2,330,377)	(26,618,944)
	(9,546,754)	(108,131,153)	(5,511,318)	(62,795,813)
Net increase (decrease)	589,951	$ 7,333,896	3,625,150	$ 41,670,472

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Notes to Financial Statements (continued)
	Year Ended 5/31/17		Year Ended 5/31/16
Ohio	Shares	Amount	Shares	Amount
Shares sold:
Class A	6,242,777	$ 72,514,963	2,763,518	$ 32,211,023
Class C	945,705	11,051,492	858,849	9,990,533
Class C2	24,513	283,270	29,967	347,508
Class I	4,872,113	55,985,390	3,547,436	41,309,628
Shares issued to shareholders due to reinvestment of distributions:
Class A	637,149	7,382,490	677,484	7,894,352
Class C	36,188	416,096	18,552	215,748
Class C2	79,673	920,785	100,146	1,162,537
Class I	368,672	4,254,698	346,418	4,024,475
	13,206,790	152,809,184	8,342,370	97,155,804
Shares redeemed:
Class A	(5,939,854)	(68,033,780)	(2,943,189)	(34,268,217)
Class C	(295,197)	(3,355,976)	(69,318)	(802,664)
Class C2	(1,291,123)	(14,839,290)	(484,842)	(5,609,284)
Class I	(3,832,455)	(43,660,016)	(1,762,497)	(20,469,915)
	(11,358,629)	(129,889,062)	(5,259,846)	(61,150,080)
Net increase (decrease)	1,848,161	$ 22,920,122	3,082,524	$ 36,005,724

	Year Ended 5/31/17		Year Ended 5/31/16
Wisconsin	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,384,252	$ 14,900,839	951,723	$ 10,345,447
Class C	270,469	2,922,729	278,330	3,039,629
Class C2	23,516	250,062	7,301	79,457
Class I	2,225,640	23,851,285	1,601,978	17,476,303
Shares issued to shareholders due to reinvestment of distributions:
Class A	172,512	1,843,976	167,711	1,820,629
Class C	14,618	156,053	8,654	94,119
Class C2	25,899	277,533	31,424	341,211
Class I	68,891	736,616	40,009	436,149
	4,185,797	44,939,093	3,087,130	33,632,944
Shares redeemed:
Class A	(1,506,542)	(15,822,990)	(833,925)	(9,045,754)
Class C	(196,144)	(2,051,416)	(20,343)	(220,990)
Class C2	(268,935)	(2,855,791)	(143,760)	(1,557,156)
Class I	(1,342,311)	(14,114,052)	(460,697)	(4,998,259)
	(3,313,932)	(34,844,249)	(1,458,725)	(15,822,159)
Net increase (decrease)	871,865	$ 10,094,844	1,628,405	$ 17,810,785
5.  Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Purchases	$53,405,842	$53,872,714	$62,279,579	$92,112,184	$92,488,417	$33,910,437
Sales and maturities	40,359,375	46,831,689	32,675,618	82,466,329	62,712,430	25,249,099
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally
122      NUVEEN

the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
As of May 31, 2017, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Cost of investments	$223,261,796	$353,259,979	$205,547,699	$463,191,352	$548,428,535	$116,063,430
Gross unrealized:
Appreciation	$ 12,396,243	$ 19,296,794	$ 10,648,702	$ 30,206,926	$ 36,426,528	$ 6,057,454
Depreciation	(2,732,980)	(768,102)	(862,282)	(1,935,045)	(5,011,615)	(2,659,239)
Net unrealized appreciation (depreciation) of investments	$ 9,663,263	$ 18,528,692	$ 9,786,420	$ 28,271,881	$ 31,414,913	$ 3,398,215
Permanent differences, primarily due to expiration of capital loss carryforwards, distribution reallocations and taxable market discount, resulted in reclassifications among the Funds' components of net assets as of May 31, 2017, the Funds' tax year end, as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Capital paid-in	$ —	$ —	$ —	$ (9,357)	$(204,682)	$ —
Undistributed (Over-distribution of) net investment income	(38,857)	(12,990)	(70,534)	(8,888)	(1,296)	—
Accumulated net realized gain (loss)	38,857	12,990	70,534	18,245	205,978	—
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2017, the Funds' tax year end, were as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Undistributed net tax-exempt income[1]	$655,987	$732,944	$265,274	$2,003,252	$1,212,981	$349,587
Undistributed net ordinary income[2]	4,437	26,858	—	—	2,008	—
Undistributed net long-term capital gains	—	—	—	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2017 through May 31, 2017, and paid on June 1, 2017.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ tax years ended May 31, 2017 and May 31, 2016, was designated for purposes of the dividends paid deduction as follows:
2017	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Distributions from net tax-exempt income[3]	$8,235,824	$13,671,946	$6,355,685	$16,297,622	$18,175,508	$4,006,350
Distributions from net ordinary income[2]	211,796	20,520	33,209	311,472	1,230	16,829
Distributions from net long-term capital gains[4]	—	—	516,289	—	—	—

2016	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Distributions from net tax-exempt income	$7,538,625	$13,276,147	$5,898,392	$16,564,926	$19,071,118	$3,606,005
Distributions from net ordinary income[2]	—	—	16,377	86,153	46,533	—
Distributions from net long-term capital gains	—	—	503,589	—	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2017, as Exempt Interest Dividends.
[4]	The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended May 31, 2017.
As of May 31, 2017, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.
NUVEEN      123

Notes to Financial Statements (continued)
	Kansas	Kentucky	Missouri	Ohio	Wisconsin
Expiration:
May 31, 2018	$ —	$3,377,319	$ 663,355	$ 30,607	$ 40,757
May 31, 2019	—	—	—	1,552,586	—
Not subject to expiration	5,264,147	4,253,016	4,693,132	1,817,056	4,567,980
Total	$5,264,147	$7,630,335	$5,356,487	$3,400,249	$4,608,737
As of May 31, 2017, the Funds' tax year end, the following Funds' capital loss carryforwards expired as follows:
	Missouri	Ohio
Expired capital loss carryforwards	$9,357	$204,682
During the Funds' tax year ended May 31, 2017, the following Funds' utilized capital loss carryforwards as follows:
	Kentucky	Missouri
Utilized capital loss carryforwards	$241,859	$213,649
The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:
Michigan
Post-October capital losses[5]	$269,847
Late-year ordinary losses[6]	—

[5]	Capital losses incurred from November 1, 2016 through May 31, 2017, the Funds' tax year end.
[6]	Ordinary losses incurred from January 1, 2017 through May 31, 2017 and/or specified losses incurred from November 1, 2016 through May 31, 2017.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
For the first $125 million	0.3500%	0.3500%	0.3500%	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3375	0.3375	0.3375	0.3375	0.3375	0.3375
For the next $250 million	0.3250	0.3250	0.3250	0.3250	0.3250	0.3250
For the next $500 million	0.3125	0.3125	0.3125	0.3125	0.3125	0.3125
For the next $1 billion	0.3000	0.3000	0.3000	0.3000	0.3000	0.3000
For the next $3 billion	0.2750	0.2750	0.2750	0.2750	0.2750	0.2750
For net assets over $5 billion	0.2500	0.2500	0.2500	0.2500	0.2500	0.2500
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The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
* The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of May 31, 2017, the complex-level fee for each Fund was as follows:
Fund	Complex-Level Fee
Kansas	0.1606%
Kentucky	0.1606%
Michigan	0.1606%
Missouri	0.1719%
Ohio	0.1643%
Wisconsin	0.1606%
The Adviser has agreed to waive fees and/or reimburse expenses for Ohio so that total annual Fund operating expenses, (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Fund shares.
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the following Funds engaged in inter-fund trades pursuant to these procedures as follows:
Inter-Fund Trades	Kansas	Missouri	Wisconsin
Purchases	$3,634,030	$4,492,321	$1,130,620
Sales	3,639,620	—	2,154,770
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Sales charges collected (Unaudited)	$417,420	$415,452	$309,900	$505,407	$540,213	$207,743
Paid to financial intermediaries (Unaudited)	367,537	361,738	279,564	446,492	484,340	181,644
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
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Notes to Financial Statements (continued)
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Commission advances (Unaudited)	$114,884	$75,179	$144,878	$177,157	$249,146	$63,866
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
12b-1 fees retained (Unaudited)	$66,429	$36,270	$55,285	$94,590	$130,784	$35,115
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
CDSC retained (Unaudited)	$4,883	$1,835	$9,155	$5,324	$8,650	$7,782
8.  Borrowing Arrangements
Uncommitted Line of Credit
During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. On December 31, 2016, (the only date utilized during the current fiscal period) the following Funds borrowed the following amounts from the Unsecured Credit Line, each at an annualized interest rate of 2.02% on their respective outstanding balance.
	Kansas	Kentucky	Missouri	Ohio	Wisconsin
Outstanding balance at December 31, 2016	$2,862,237	$4,718,758	$1,999,328	$3,809,692	$3,540,510
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
9.  New Accounting Pronouncements
Amendments to Regulation S-X
In October 2016, the SEC adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management is still evaluating the impact of the final rules, if any.
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Accounting Standards Update 2017-08 ("ASU 2017-08") Premium Amortization on Purchased Callable Debt Securities
During March 2017, the Financial Accounting Standards Board ("FASB") issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.
10.  Subsequent Events
Management Fees
During May 2017, the Board approved a change to each Fund’s annual Fund-level management fee schedule, which will become effective on August 1, 2017.
Effective August 1, 2017 the annual Fund-level fee, payable monthly, for each Fund will be calculated according to the following schedule:
Average Daily Net Assets	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
For the first $125 million	0.3500%	0.3500%	0.3500%	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3375	0.3375	0.3375	0.3375	0.3375	0.3375
For the next $250 million	0.3250	0.3250	0.3250	0.3250	0.3250	0.3250
For the next $500 million	0.3125	0.3125	0.3125	0.3125	0.3125	0.3125
For the next $1 billion	0.3000	0.3000	0.3000	0.3000	0.3000	0.3000
For the next $3 billion	0.2750	0.2750	0.2750	0.2750	0.2750	0.2750
For the next $5 billion	0.2500	0.2500	0.2500	0.2500	0.2500	0.2500
For net assets of $10 billion and greater	0.2375	0.2375	0.2375	0.2375	0.2375	0.2375
Uncommitted Line of Credit
The Unsecured Credit Line (as described in Note 8 - Borrowing Arrangements) was not renewed after its scheduled Termination Date on July 27, 2017.
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Additional
Fund Information (Unaudited)
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust Company
One Lincoln Steet
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
Boston Financial
Data Services, Inc.
Nuveen Investor Services
P.O. Box 8530
Boston, MA 02266-8530
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
128      NUVEEN

Glossary of Terms
Used in this Report (Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
Lipper Ohio Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Ohio Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
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Glossary of Terms Used in this Report (Unaudited) (continued)
Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Municipal Debt Funds Classification Average represents the overall average of returns for funds from multiple states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
130      NUVEEN

Annual Investment Management Agreement
Approval Process (Unaudited)
The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), oversees the management of the Funds, including the performance of Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), and Nuveen Asset Management, LLC, the Funds’ sub-adviser (the “Sub-Adviser”). As required by applicable law, after the initial term of the respective Fund following commencement of its operations, the Board is required to consider annually whether to renew the Fund’s management agreement with the Adviser (the “Investment Management Agreement”) and its sub-advisory agreement with the Sub-Adviser (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”). Accordingly, the Board met in person on April 11-12, 2017 (the “April Meeting”) and May 23-25, 2017 (the “May Meeting”) to consider the approval of each Advisory Agreement for the Funds that was up for renewal for an additional one-year period.
The Board considered its review of the Advisory Agreements as an ongoing process encompassing the information received and the deliberations the Board and its committees have had throughout the year. The Board met regularly during the year and received materials and discussed topics that were relevant to the annual consideration of the renewal of the Advisory Agreements, including, among other things, overall market performance and developments; fund investment performance; investment team review; valuation of securities; compliance, regulatory and risk management matters; payments to intermediaries such as 12b-1 fees, sub-transfer agency fees and other payments; and other developments. The Board had also established several standing committees, including the Open-end Fund Committee and Closed-end Fund Committee, which met regularly throughout the year to permit the Board Members to delve deeper into the topics particularly relevant to the respective product line. The Board further continued its practice of seeking to meet periodically with the Sub-Adviser and its investment team. The accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Board governing the Funds and working with the Fund Advisers (as defined below) were taken into account in their review of the Advisory Agreements.
In addition to the materials received by the Board or its committees throughout the year, the Board reviewed extensive additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including, but not limited to, a description of the services provided by the Adviser and Sub-Adviser (the Adviser and the Sub-Adviser are each a “Fund Adviser”); an analysis of fund performance including comparative industry data and a detailed focus on any performance outliers; an analysis of the Sub-Adviser; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and in comparison to the fees and expenses of peers with a focus on any expense outliers; an assessment of shareholder services for the Nuveen funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters. The materials provided in connection with the annual review included information compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data, comparing, in relevant part, each Fund’s fees and expenses with those of a comparable universe of funds (the “Peer Universe”) and with a more focused subset of the Peer Universe (the “Peer Group”), as selected by Broadridge (the “Broadridge Report”). The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
As part of its annual review, the Board met at the April Meeting to review the investment performance of the Funds and to consider the Adviser’s analysis of the Sub-Adviser evaluating, among other things, the Sub-Adviser’s assets under management, investment team, performance, organizational stability, and investment approach. During the review, the Independent Board Members requested and received additional information from management. At the May Meeting, the Board, including the Independent Board Members, continued its review and ultimately approved the continuation of the Advisory Agreements for an additional year. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel and met with counsel separately without management present. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information presented, and each Board Member may have attributed different weights to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. The Board recognized the myriad of services the Adviser and its affiliates provided to manage and operate the Nuveen funds, including (a) product management (such as managing distributions, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining
NUVEEN      131

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
and enhancing shareholder communications and reporting to the Board); (b) investment oversight, risk management and securities valuation (such as overseeing the sub-advisers and other service providers, analyzing investment performance and risks, overseeing risk management and disclosure, executing the daily valuation of securities, and analyzing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters and helping to prepare regulatory filings and shareholder reports); (d) fund board administration (such as preparing board materials and organizing and providing assistance for board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and test for adherence); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); (g) with respect to certain closed-end funds, providing leverage, capital and distribution management services; and (h) with respect to certain open-end funds with portfolios that have a leverage component, providing such leverage management services.
The Board further noted the Adviser’s continued dedication to investing in its business to enhance the quality and breadth of the services provided to the Funds. The Board recognized the Adviser’s investment in staffing over recent years to support the services provided to the Nuveen funds in key areas, including in investment services, product management, retail distribution and information technology, closed-end funds and structured products, as well as in fund administration, operations and risk management. The Board further noted the Adviser’s continued commitment to enhancing its compliance program by, among other things, restructuring the compliance organization, developing a unified compliance program, adding compliance staff, and developing and/or revising policies and procedures as well as building further infrastructure to address new regulatory requirements or guidance and the growth of the complex. The Board also considered the enhancements to Nuveen’s cybersecurity capabilities, systems and processes to value securities, stress test reporting and risk and control self-assessments.
In addition, the Independent Board Members considered information highlighting the various initiatives that the Adviser had implemented or continued over recent years to benefit the open-end fund and closed-end fund product lines and/or particular Nuveen funds. The Board noted the Adviser’s continued efforts to rationalize the open-end fund and closed-end fund product lines through, among other things, mergers, liquidations and repositionings in seeking to provide enhanced shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches that are more relevant to current shareholder needs. With respect to open-end Nuveen funds, such initiatives also included, but were not limited to, (a) implementing the multi-class solutions platform through the launch of several multi-asset income funds; (b) creating new share classes on several funds to potentially attract new clients and respond to regulatory developments; (c) reviewing the pricing of the open-end product line which resulted in the reduction of the management fee and/or temporary expense cap for various funds; (d) lowering the sales load breakpoints on certain municipal open-end funds to make them more competitive in the marketplace; (e) modifying the investment policies of various funds; and (f) creating a new product line of exchange-traded funds (“ETFs”).
With respect to municipal funds, the Independent Board Members also appreciated, in particular, the astute portfolio management of the municipal funds with respect to the Puerto Rico debt crisis.
In its review, the Board recognized that initiatives that attracted assets to the Nuveen family of funds generally benefited the Nuveen funds in the complex as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide fee arrangement which generally provides that the management fees of the Nuveen funds (subject to limited exceptions) are reduced as asset levels in the complex reach certain breakpoints in the fee schedule.
Similarly, the Board considered the sub-advisory services provided by the Sub-Adviser to the Funds. The Sub-Adviser generally provided portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team and any changes thereto, the stability and history of the organization, the assets under management, the investment approach and the performance of the Nuveen funds it sub-advises. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
As part of its evaluation of the services provided by the Fund Advisers, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2016 as well as performance data for the first quarter of 2017 ending March 31, 2017. The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The review and analysis of performance information during the annual review of Advisory Agreements incorporated the discussions and performance information the Board Members have had at each of their quarterly meetings throughout the year.
In evaluating performance data, the Independent Board Members recognized some of the limitations of such data and the difficulty in establishing appropriate peer groups and benchmarks for certain of the Nuveen funds. They recognized that each fund operates pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark. Certain funds may also utilize leverage which may provide benefits or risks to their portfolio compared to an unlevered benchmark. The Independent Board Members had noted that manage
132      NUVEEN

ment had classified the Performance Peer Groups as low, medium and high in relevancy to the applicable fund as a result of these differences or other factors. The Independent Board Members recognized that the variations between the Performance Peer Group or benchmark and the applicable Fund will lead to differing performance results and may limit the value of the comparative performance data in assessing the particular Fund’s performance.
In addition, the Independent Board Members recognized that the performance data is a snapshot in time, in this case as of the end of the 2016 calendar year or end of the first quarter of 2017. A different period may generate significantly different results and longer term performance can be adversely affected by even one period of significant underperformance. Further, a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members. The Independent Board Members also noted that although the open-end funds offer multiple classes and the performance data was based on Class A shares, the performance of the other classes of a fund should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers and the factors contributing to the respective fund’s performance and any efforts to address performance concerns. With respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers any steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board, however, acknowledged that shareholders chose to invest or remain invested in a fund knowing that the Adviser and applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.
In reviewing the performance of the Nuveen municipal funds, the Board recognized the challenged and volatile conditions of the municipal market in the fourth quarter of 2016 which impacted the performance of many of the municipal funds. The Board further considered that the municipal market had generally rebounded in the first quarter of 2017. In reviewing the performance of the municipal funds, the Board considered the impact of the market conditions.
For Nuveen Kansas Municipal Bond Fund (the “Kansas Fund”), the Board noted that although the Fund ranked in its Performance Peer Group in the fourth quartile in the one-year period, the Fund ranked in the first quartile in the three- and five-year periods. Although the Fund underperformed its benchmark in the one- and five-year periods, the Fund outperformed its benchmark in the three-year period. The Board was satisfied with the Fund’s overall performance.
For Nuveen Kentucky Municipal Bond Fund (the “Kentucky Fund”), the Board noted that although the Fund underperformed its benchmark in the one-, three- and five-year periods, the Fund ranked in its Performance Peer Group in the third quartile in the one-year period and second quartile in the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen Michigan Municipal Bond Fund (the “Michigan Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the third quartile in the one-year period and the first quartile in the three- and five-year periods. Although the Fund underperformed its benchmark in the one-year period, the Fund outperformed its benchmark in the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen Missouri Municipal Bond Fund (the “Missouri Fund”), the Board noted that the Fund performed well against its Performance Peer Group ranking in the first quartile for the one-, three- and five-year periods and outperforming its benchmark over such periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen Ohio Municipal Bond Fund (the “Ohio Fund”), the Board noted that although the Fund ranked in its Performance Peer Group in the fourth quartile and underperformed its benchmark in the one-year period, the Fund ranked in the second quartile and outperformed its benchmark in the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen Wisconsin Municipal Bond Fund (the “Wisconsin Fund”), the Board noted that although the Fund ranked in the fourth quartile in the Performance Peer Group in the one-year period, the Fund ranked in the first quartile in the three-year period and second quartile in the five-year period. The Fund underperformed its benchmark in the one- and five-year periods, but outperformed its benchmark in the three-year period. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed and considered, among other things, the gross management fees and after taking into effect any expense limitation arrangement and/or fee waivers (to the extent applicable), the net management fees paid by the Funds. The Board further considered the net total expense ratios of each Fund (expressed as a percentage of average net assets) as the expense ratio is most reflective of the investors’ net experience in a Fund as it directly reflected the costs of investing in the respective Fund.
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Annual Investment Management Agreement Approval Process (Unaudited) (continued)
In addition, the Board reviewed the Broadridge Report comparing, in relevant part, each Fund’s gross and net advisory fees and net total expense ratios with those of a Peer Universe and/or Peer Group, as applicable. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group by Broadridge. In reviewing the comparative data, the Board was aware that various factors may limit some of the usefulness of the data, such as differences in size of the peers; the composition of the Peer Universe or Peer Group; changes each year of funds comprising the Peer Universe and Peer Group; and levels of expense reimbursements and fee waivers. Nevertheless, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board noted that the substantial majority of the Nuveen funds had a net expense ratio that was near or below their respective peer average.
The Independent Board Members noted that the Kansas Fund, the Michigan Fund and the Wisconsin Fund each had a net management fee slightly higher than its respective peer average but a net expense ratio in line with its respective peer average; the Missouri Fund had a net management fee slightly higher than its peer average but a net expense ratio equal to the average net expense ratio of its Peer Group; the Kentucky Fund had a net management fee slightly higher than its peer average but a net expense ratio below its peer average; and the Ohio Fund had a net management fee in line with its peer average and a net expense ratio below the average of its Peer Group.
In their evaluation of the management fee schedule, the Independent Board Members also reviewed the fund-level and complex-wide breakpoint schedules, as described in further detail below. In this regard, the Board was aware that as a result of a review of the pricing of the Nuveen open-end funds, the management fees and/or expense caps of various open-end funds had been reduced in 2016. The Independent Board Members also took into account any expense reimbursements and/or fee waivers provided by Nuveen. In addition, the Independent Board Members recognized that the fund-level breakpoint schedules of the Nuveen open-end funds recently were revised resulting in the addition of more breakpoints in the management fee schedules of the funds. The Board recognized that the revised schedules would provide for the potential of additional savings for shareholders if the respective fund’s assets under management grow.
Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
The Board also reviewed information regarding the respective Fund Adviser’s fee rates for providing advisory services to other types of clients. For the Adviser and/or the Sub-Adviser, such other clients may include municipal separately managed accounts and passively managed ETFs sub-advised by the Sub-Adviser but that are offered by another fund complex.
The Board recognized that each Fund had an affiliated sub-adviser. In reviewing the fee rates assessed to other clients, with respect to affiliated sub-advisers, the Board reviewed, among other things, the range of fees and average fee rates assessed for managed accounts.
The Board recognized the inherent differences between the Nuveen funds and the other types of clients. The Board considered information regarding these various differences which included, among other things, the services required, product distribution, average account sizes, types of investors targeted, legal structure and operations, and applicable laws and regulations. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and the Nuveen funds. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Board recognized the breadth of services the Adviser provided to support the Nuveen funds as summarized above and noted that many of such administrative services may not be required to the same extent or at all for the institutional clients or other clients. The Board further recognized the passive management of ETFs compared to the active management required of other Nuveen funds would contribute to differing fee levels.
The Independent Board Members noted that the sub-advisory fees paid by the Adviser to the Sub-Adviser, however, were generally for portfolio management services. With respect to affiliated sub-advisers, the Board noted such sub-advisory fees were more comparable to the fees of retail wrap accounts and other external sub-advisory mandates.
Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Board concluded that such facts justify the different levels of fees.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members also considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2016 and 2015. In considering profitability, the Independent Board Members considered the level of profitability realized by Nuveen before the imposition of any distribution and marketing expenses incurred by the firm from its own resources. In evaluating the profitability, the Independent Board Members evaluated the analysis employed in developing the profitability figures, including the assumptions and methodology employed in allocating expenses. The Independent Board Members recognized the inherent limitations to any cost
134      NUVEEN

allocation methodology as different and reasonable approaches may be used and yet yield differing results. The Independent Board Members further reviewed an analysis of the history of the profitability methodology used explaining any changes to the methodology over the years. The Board has appointed two Independent Board Members, who along with independent legal counsel, helped to review and discuss the methodology employed to develop the profitability analysis each year and any proposed changes thereto and to keep the Board apprised of such changes during the year.
In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2016 versus 2015. The Board, however, observed that Nuveen’s operating margins for its advisory activities in 2016 were similar to that of 2015.
In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also reviewed the adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition). The Independent Board Members, however, noted that the usefulness of the comparative data may be limited as the other firms may have a different business mix and their profitability data may be affected by numerous other factors such as the types of funds managed, the cost allocation methodology used, and their capital structure. Nevertheless, the Board noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.
Further, the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). To have a fuller picture of the financial condition and strength of the TIAA complex, together with Nuveen, the Board reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2016 and 2015 calendar years.
In addition to the Adviser’s profitability, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2016. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2016.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser for its services to the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
When evaluating the level of the advisory fees, the Independent Board Members considered whether there will be any economies of scale that may be realized by the Fund Adviser as a Fund grows and the extent to which these economies were shared with the Funds and shareholders. The Board recognized that economies of scale are difficult to measure with precision; however, the Board considered that there were several ways the Fund Adviser may share the benefits of economies of scale with the Nuveen funds, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to the fee structure, the Independent Board Members have recognized that economies of scale may be realized when a particular fund grows, but also when the total size of the fund complex grows (even if the assets of a particular fund in the complex have not changed or have decreased). Accordingly, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component, each of which has a breakpoint schedule. Subject to certain exceptions, the fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds (except for Nuveen ETFs which are subject to a unitary fee) in the Nuveen complex combined grow. As noted, the Board had recently approved revised fund-level breakpoint schedules for the Nuveen open-end funds which resulted in additional breakpoints added to the breakpoint schedules and therefore the potential for additional savings as a fund’s asset level grows.
The Independent Board Members also noted that additional economies of scale were shared with shareholders of the Ohio Fund through its permanent expense cap. The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from fee waivers and expense reimbursements (if applicable), as well as fee reductions as a result of the fund-level and complex-level breakpoints for the 2016 calendar year. In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the benefit of all of the Nuveen funds.
NUVEEN      135

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
Based on their review, the Board concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates of a Fund Adviser for services rendered to the funds and research services received by a Fund Adviser from broker-dealers that execute fund trades. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the principal underwriter for the open-end funds providing distribution and shareholder services to the funds for which it may be compensated through sales charges and distribution fees and shareholder services fees pursuant to the funds’ Rule 12b-1 distribution and service plan or otherwise. The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the calendar year ending December 31, 2016.
In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that the research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.
136      NUVEEN

Trustees
and Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of Trustees of the Funds is currently set at twelve. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	176
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	176
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	176
NUVEEN      137

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	176
Albin F. Moschner(2) 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	176
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	176
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	176
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	176
138      NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Co-Founding Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	176
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	176
Robert L. Young[3] 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	174

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee:
Margo L. Cook(2)(4) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since February 2017) of Nuveen, LLC; President, Global Products and Solutions (since July 2017), and Co-Chief Executive Officer, formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Co-President (since October 2016), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011- 2016); Chartered Financial Analyst.	176

NUVEEN      139

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (5)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
Greg A. Bottjer 1971 333 West Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since October 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	92
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Senior Managing Director (since February 2017), formerly, Managing Director (2004-2017) of Nuveen.	177
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	177
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Chartered Financial Analyst.	177
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.	177
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	177
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011 of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and Secretary (since 2016) of Nuveen Commodities Asset Management, LLC, formerly Assistant Secretary (2010-2016).	177
140      NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (5)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004- 2010).	177
Christopher M. Rohrbacher 1971 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (Since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	177
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	177
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	177
(1)      Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)     On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board Members, effective July 1, 2016.
(3)     On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(4)     “Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(5)     Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.
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Notes
142      NUVEEN

Notes
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Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen is the investment management arm of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mf
Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com
MAN-MS6-0517D227073-INV-Y-07/18

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended May 31, 2017	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]

Fund Name
Nuveen Kansas Municipal Bond Fund	29,103	1,629	0	0
Nuveen Kentucky Municipal Bond Fund	29,715	1,629	0	0
Nuveen Missouri Municipal Bond Fund	30,162	1,629	0	0
Nuveen Michigan Municipal Bond Fund	28,967	1,629	0	0
Nuveen Ohio Municipal Bond Fund	30,630	1,629	0	0
Nuveen Wisconsin Municipal Bond Fund	28,623	1,629	0	0

Total	$177,200	$9,774	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds

Fund Name
Nuveen Kansas Municipal Bond Fund	0%	0%	0%	0%
Nuveen Kentucky Municipal Bond Fund	0%	0%	0%	0%
Nuveen Missouri Municipal Bond Fund	0%	0%	0%	0%
Nuveen Michigan Municipal Bond Fund	0%	0%	0%	0%
Nuveen Ohio Municipal Bond Fund	0%	0%	0%	0%
Nuveen Wisconsin Municipal Bond Fund	0%	0%	0%	0%

May 31, 2016	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]

Fund Name
Nuveen Kansas Municipal Bond Fund	28,215	0	20	218
Nuveen Kentucky Municipal Bond Fund	28,910	0	39	417
Nuveen Missouri Municipal Bond Fund	29,314	0	42	28
Nuveen Michigan Municipal Bond Fund	28,030	0	16	47
Nuveen Ohio Municipal Bond Fund	29,731	0	52	474
Nuveen Wisconsin Municipal Bond Fund	27,691	0	9	57

Total	$171,891	$0	$178	$1,241

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds

Fund Name
Nuveen Kansas Municipal Bond Fund	0%	0%	0%	0%
Nuveen Kentucky Municipal Bond Fund	0%	0%	0%	0%
Nuveen Missouri Municipal Bond Fund	0%	0%	0%	0%
Nuveen Michigan Municipal Bond Fund	0%	0%	0%	0%
Nuveen Ohio Municipal Bond Fund	0%	0%	0%	0%
Nuveen Wisconsin Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended May 31, 2017	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers

Nuveen Multistate Trust IV	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers

	0%	0%	0%

Fiscal Year Ended May 31, 2016	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust IV	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers

	0%	0%	0%

Fiscal Year Ended May 31, 2017	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total

Fund Name
Nuveen Kansas Municipal Bond Fund	0	0	0	0
Nuveen Kentucky Municipal Bond Fund	0	0	0	0
Nuveen Missouri Municipal Bond Fund	0	0	0	0
Nuveen Michigan Municipal Bond Fund	0	0	0	0
Nuveen Ohio Municipal Bond Fund	0	0	0	0
Nuveen Wisconsin Municipal Bond Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended May 31, 2016	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Kansas Municipal Bond Fund	238	0	0	238
Nuveen Kentucky Municipal Bond Fund	456	0	0	456
Nuveen Missouri Municipal Bond Fund	70	0	0	70
Nuveen Michigan Municipal Bond Fund	63	0	0	63
Nuveen Ohio Municipal Bond Fund	526	0	0	526
Nuveen Wisconsin Municipal Bond Fund	66	0	0	66

Total	$1,419	$0	$0	$1,419

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust IV

By (Signature and Title)	/s/ Kathleen L. Prudhomme
Kathleen L. Prudhomme
Vice President and Secretary

Date: August 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: August 7, 2017

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: August 7, 2017